                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Rule 14a-11(c) or
           Rule 14a-12

             FARM FAMILY HOLDINGS, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the
                              Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/X/        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------


[LOGO]
                                               January 10, 2001



Dear Stockholder:


    On behalf of your board of directors, I invite you to attend a special meeting of stockholders of Farm Family Holdings, Inc. to be held on February 27, 2001 at 10:00 a.m., local time, at our corporate headquarters at 344 Route 9W, Glenmont, New York.

    At the special meeting, you will be asked to consider and vote upon the sale of Farm Family Holdings, Inc. to American National Insurance Company. This sale will be accomplished by a merger of a subsidiary of American National with and into Farm Family in accordance with an Agreement and Plan of Merger, dated as of October 31, 2000. In the merger, each share of our common stock will be converted into the right to receive $44.00 in cash, and each share of our preferred stock will be converted into the right to receive $35.72 (plus accrued and unpaid dividends thereon to the closing date of the merger) in cash, unless subject in either case to appraisal rights.

    YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF FARM FAMILY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND DECLARED ITS ADVISABILITY. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT.


    In connection with its evaluation of the merger, your board of directors received a written opinion from Farm Family's financial advisor Fox-Pitt, Kelton Inc. to the effect that the consideration to be received in the merger was fair, from a financial point of view, to the holders of our common stock. I urge you to read Fox-Pitt, Kelton's opinion, which is attached to the accompanying proxy statement as Annex B, for a description of the matters considered, assumptions made and limitations of the review conducted by Fox-Pitt, Kelton in rendering its opinion. In addition, you should know that Fox-Pitt, Kelton advised your board of directors that the consideration to be received by holders of our preferred stock in the merger was within a reasonable range of implied value for the preferred stock.


    The merger is subject to several conditions, including adoption of the merger agreement by a majority of the outstanding shares of our common stock and preferred stock, voting together as a class, and the approval of the New York Insurance Department. The conditions to the merger are described in the accompanying proxy statement.

    PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. THIS WILL ALLOW YOUR SHARES TO BE REPRESENTED AT THE SPECIAL MEETING WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING.

    Detailed information concerning the merger is set forth in the accompanying proxy statement. A copy of the merger agreement is attached as Annex A to the proxy statement. We urge you to read these documents carefully.

                                          Sincerely,


                                          /s/ Clark W. Hinsdale III


                                          Clark W. Hinsdale III
                                          Chairman of the Board

THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SEC PASSED UPON THE FAIRNESS OR MERITS OF THE MERGER NOR UPON THE ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   This proxy statement is dated January 10, 2001 and is first being mailed to stockholders on or about January 19, 2001.

                           FARM FAMILY HOLDINGS, INC.
                                  344 ROUTE 9W
                            GLENMONT, NEW YORK 12077
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 27, 2001

To the Stockholders of Farm Family Holdings, Inc:

    NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Farm Family Holdings, Inc. ("Farm Family"), a Delaware corporation, will be held at our corporate headquarters at 344 Route 9W, Glenmont, New York, on February 27, 2001 at 10:00 a.m., local time, for the following purposes:

        1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of October 31, 2000, among American National Insurance Company ("American National"), American National Acquisition Company and Farm Family, pursuant to which American National Acquisition Company will be merged with and into Farm Family. As a result of the merger:

       - each outstanding share of our Common Stock, par value $.01 per share, will be converted into the right to receive $44.00 in cash, payable to the holder thereof, without interest, except that shares of our common stock held by persons who have perfected their appraisal rights will be subject to appraisal in accordance with Delaware law; and

       - each outstanding share of our Preferred Stock, Series A, par value $.01 per share, will be converted into the right to receive $35.72 (plus accrued and unpaid dividends thereon to the closing date of the merger) in cash, payable to the holder thereof, without interest, except that shares of our preferred stock held by persons who have perfected their appraisal rights will be subject to appraisal in accordance with Delaware law.

        2. To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

    Only holders of record of our common stock or preferred stock as of the close of business on January 8, 2001, the record date of the special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Each share of our common stock and preferred stock outstanding on the record date will entitle the record holder to one vote on each matter put to a vote at the special meeting. The proposal to adopt the merger agreement requires the affirmative vote of a majority of the outstanding shares of our common stock and preferred stock, voting together as a class.

    Detailed information concerning the merger is set forth in the accompanying proxy statement. A copy of the merger agreement is attached as Annex A to the proxy statement. You are urged to read these documents carefully.

    YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF FARM FAMILY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND DECLARED ITS ADVISABILITY. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT.


                                          By Order of the Board of Directors,
                                          /s/ VICTORIA M. STANTON


                                          Victoria M. Stanton
                                          SECRETARY


January 10, 2001
Glenmont, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND MAIL YOUR PROXY CARD WITHOUT INDICATING HOW YOU WISH TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT. IF YOU DO NOT RETURN YOUR PROXY CARD OR IF YOU ABSTAIN FROM VOTING, IT WILL HAVE THE EFFECT OF A VOTE AGAINST ADOPTION OF THE MERGER AGREEMENT. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE SPECIAL MEETING.

PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY FARM FAMILY OR ANY OTHER PERSON.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS ABOUT THE MERGER......................      1
SUMMARY OF THE PROXY STATEMENT..............................      5
  The Companies.............................................      5
  The Special Meeting.......................................      6
  The Merger................................................      6
MARKET PRICE OF COMMON STOCK AND DIVIDEND HISTORY...........     12
THE SPECIAL MEETING.........................................     13
  Date, Time and Place......................................     13
  Purpose of the Special Meeting............................     13
  Record Date, Outstanding Shares and Voting................     13
  Quorum....................................................     13
  Vote Required.............................................     13
  Voting of Proxies.........................................     14
  Revocation of Proxies.....................................     14
  Solicitation of Proxies...................................     15
THE MERGER..................................................     16
  Background of the Merger..................................     16
  Recommendation of our Board of Directors; Reasons for the
    Merger..................................................     19
  Opinion of our Financial Advisor..........................     21
  Interests of Certain Persons in the Merger................     27
  Regulatory Approvals......................................     32
  Financing for the Merger..................................     33
  Federal Income Tax Consequences...........................     34
  Accounting Treatment......................................     35
  Certain Effects of the Merger.............................     35
  Operations After the Merger...............................     35
  Amendment of Rights Agreement.............................     35
  Appraisal Rights..........................................     36
THE MERGER AGREEMENT........................................     39
  The Merger................................................     39
  Effective Time of the Merger..............................     39
  Consideration to be Received in the Merger................     39
  Treatment of Stock Options................................     39
  Procedures for Exchange of Stock Certificates.............     40
  Representations and Warranties............................     40
  Conduct of Business Pending the Merger....................     42
  No Solicitation of Transactions...........................     43
  Fiduciary Duties..........................................     44
  Employee Benefit Matters..................................     44
  Indemnification; Directors' and Officers' Insurance.......     45
  Access to Information.....................................     46

                                                              PAGE
                                                              ----
  Stockholders Meeting......................................     46
  Regulatory Filings and Other Matters......................     46
  Conditions to Completion of the Merger....................     46
  Termination of Merger Agreement...........................     47
  Termination Fee...........................................     48
  Amendment and Waiver......................................     48
THE COMPANIES...............................................     49
  Farm Family...............................................     49
  American National.........................................     49
  American National Acquisition Company.....................     50
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
OWNERS......................................................     50
WHERE YOU CAN FIND MORE INFORMATION.........................     54
INDEPENDENT ACCOUNTANTS.....................................     55
STOCKHOLDER PROPOSALS.......................................     55
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS...     56



ANNEXES
ANNEX A  --        Agreement and Plan of Merger
ANNEX B  --        Opinion of Fox-Pitt, Kelton Inc.
ANNEX C  --        Section 262 of the Delaware General Corporation Law

                     QUESTIONS AND ANSWERS ABOUT THE MERGER


Q: Who are the parties to the merger
agreement?...................................  A: The parties to the merger agreement are
                                                  American National Insurance Company,
                                                  American National Acquisition Company, a
                                                  newly formed Delaware corporation and a
                                                  wholly owned subsidiary of American
                                                  National Insurance Company, and Farm
                                                  Family Holdings, Inc.

Q: Who is the buyer in the merger?...........  A: The buyer is American National Insurance
                                                  Company. American National is a Texas
                                                  domiciled insurance company that, itself
                                                  or through its subsidiaries, offers a
                                                  broad line of insurance coverages,
                                                  including individual and group life,
                                                  health and annuities, personal lines
                                                  property and casualty, and credit
                                                  insurance. See page 49.

Q: How will the merger be effected?..........  A: American National Acquisition Company will be merged with and into Farm Family. The
                                                  separate existence of American National
                                                  Acquisition Company will cease at the
                                                  effective time of the merger, and Farm
                                                  Family will then continue as the surviving
                                                  corporation. As a result of the merger,
                                                  Farm Family will become a wholly owned
                                                  subsidiary of American National.
                                                  See page 39.

Q: Why have we decided to merge?.............  A: Our board of directors believes that the merger is fair to and in the best
                                                  interests of our stockholders because,
                                                  among other factors, it offers a
                                                  significant premium over the trading price
                                                  of our common stock prior to the
                                                  announcement of the merger. For a more
                                                  detailed description of our reasons for
                                                  the merger, see "The
                                                  Merger--Recommendation of our Board of
                                                  Directors; Reasons for the Merger"
                                                  beginning on page 19.

Q: What will I receive for my common stock or
   preferred stock if the merger is
   completed?................................  A: If the merger is completed, for each share of our common stock that you own at the time
                                                  of the merger you will receive $44.00 in
                                                  cash and for each share of our preferred
                                                  stock that you own at the time of the
                                                  merger you will receive $35.72 (plus
                                                  accrued and unpaid dividends thereon to
                                                  the closing date of the merger) in cash,
                                                  unless you have perfected your appraisal
                                                  rights. See page 39.

Q: Who can vote on the merger agreement?.....  A: Holders of shares of our common stock and preferred stock at the close of business
                                                  on the record date of January 8, 2001. See
                                                  page 13.

Q: What stockholder approvals are needed to
   adopt the merger agreement?...............  A: The affirmative vote of holders of a majority of the shares of our common stock
                                                  and preferred stock, voting together as a
                                                  class. See page 13.

Q: Why should stockholders vote in favor of
   the merger?...............................  A: Our board of directors has determined that the merger is fair to and in the best
                                                  interests of Farm Family and its
                                                  stockholders and has unanimously approved
                                                  the merger agreement and declared its
                                                  advisability. In making its determination,
                                                  our board of directors considered several
                                                  factors, including a written opinion from
                                                  Farm Family's financial advisors,
                                                  Fox-Pitt, Kelton Inc., to the effect that,
                                                  as of the date of the opinion, the
                                                  consideration to be received in the merger
                                                  was fair, from a financial point of view,
                                                  to the holders of our common stock.
                                                  Fox-Pitt, Kelton also advised our board
                                                  that the consideration to be received by
                                                  the holders of our preferred stock in the
                                                  merger was within a reasonable range of
                                                  implied value for the preferred stock.
                                                  See page 19.

Q: What do I need to do now?.................  A: You should indicate on your proxy card how you want your shares to be voted, then
                                                  sign and date the proxy card and return it
                                                  in the pre-paid envelope provided as soon
                                                  as possible, so that your shares may be
                                                  represented and voted at the special
                                                  meeting to be held on February 27, 2001.
                                                  If you sign and return the proxy card and
                                                  do not indicate how you want to vote, your
                                                  proxy will be voted FOR adoption of the
                                                  merger agreement. You may also attend the
                                                  special meeting and vote your shares in
                                                  person. See page 14.

Q. What if I do not vote?....................  A: - If you fail to respond, your failure will have the same effect as a vote against
                                                    the merger.

                                               - If you respond and do not indicate how you
                                                 want to vote, your proxy will be counted as
                                                 a vote in favor of the merger.

                                               - If you respond and abstain from voting,
                                                 your proxy will have the same effect as a
                                                 vote against the merger.

Q: If my shares are held in "street name" by
   my broker, will my broker vote my shares
   for me?...................................  A: Your broker will NOT vote your shares
                                                  UNLESS you instruct your broker how to
                                                  vote. You should follow the directions
                                                  provided by your broker concerning how to
                                                  give instructions to your broker to vote
                                                  your shares. If you fail to instruct your
                                                  broker, your shares will not be voted.
                                                  This will have the same effect as a vote
                                                  against adoption of the merger agreement.
                                                  See page 14.

Q: Can I change my vote after I have mailed
   my signed proxy card?.....................  A: Yes. You can change your vote at any time before the vote is taken at the special
                                                  meeting in any one of the following three
                                                  ways:

                                               - you may deliver a written notice to our
                                                 Corporate Secretary stating that you would
                                                 like to revoke your proxy;

                                               - you may complete and deliver to our
                                                 Corporate Secretary a new proxy card dated
                                                 later than the original one; or

                                               - you may attend the special meeting and vote
                                                 in person.

                                               If your broker has been instructed to vote
                                                 your shares, you must follow the directions
                                                received from your broker to change your
                                                vote or to vote in person at the special
                                                meeting.

Q: Should I send in my stock certificate
now?.........................................  A: No. Shortly after the merger is completed, you will receive written instructions for
                                                  exchanging your stock certificate for
                                                  payment of the merger consideration. We
                                                  will request that you return your stock
                                                  certificate at that time. See page 40.

Q: Am I entitled to appraisal rights?........  A: Yes. As long as you comply with all of the requirements of Section 262 of the
                                                  Delaware General Corporation Law (as
                                                  described and summarized in this proxy
                                                  statement beginning on page 36 and
                                                  attached as Annex C to this proxy
                                                  statement), you will have the right to
                                                  seek an appraisal and payment of the fair
                                                  value of your common stock or preferred
                                                  stock. If you wish to seek appraisal of
                                                  your shares, you should read and follow
                                                  carefully the provisions of Section 262.

                                               You should be aware that an appraisal may
                                                result in a price for your shares that is
                                                greater than, the same as, or less than the
                                                consideration you otherwise are entitled to
                                                for your shares of common stock or preferred
                                                stock in the merger.

Q: When do you expect the merger to be
   completed?................................  A: We are working towards completing the merger as quickly as possible. In addition
                                                  to approval by our stockholders, the
                                                  merger must also be approved by the New
                                                  York Insurance Department and several
                                                  other regulators. We expect to receive all
                                                  necessary approvals and complete the
                                                  merger late in the first quarter of 2001.
                                                  We hope to complete the merger shortly
                                                  after the adoption of the merger agreement
                                                  by our stockholders and the receipt of all
                                                  approvals from relevant regulatory bodies.

Q: What are the tax consequences of
   the merger?...............................  A: The receipt of $44.00 in cash for each share of common stock you own and $35.72 in
                                                  cash for each share of preferred stock you
                                                  own pursuant to the merger will be a
                                                  taxable transaction for United States
                                                  federal income tax purposes and may also
                                                  be a taxable transaction under applicable
                                                  state, local, foreign, or other tax laws.
                                                  Additional amounts paid for accrued but
                                                  unpaid dividends with respect to the
                                                  preferred stock will be taxable as
                                                  ordinary income. Special tax consequences
                                                  may apply to a particular class of
                                                  taxpayers, such as financial institutions,
                                                  insurance companies, broker-dealers and
                                                  tax-exempt entities. You should carefully
                                                  read the discussion of federal income tax
                                                  consequences of the merger beginning on
                                                  page 34 of this proxy statement and
                                                  consult with your own tax advisors as to
                                                  the federal, state, local, foreign and
                                                  other tax consequences, in light of your
                                                  particular situation.

Q: Who can help answer my questions?.........  A: If you have questions about the merger or how to submit your proxy, please contact our
                                                  proxy solicitor, Georgeson Shareholder
                                                  Communications Inc., at (800) 223-2064.

                         SUMMARY OF THE PROXY STATEMENT


    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION IN THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE DESCRIPTION OF THE MERGER, YOU SHOULD CAREFULLY READ THIS ENTIRE PROXY STATEMENT AND THE DOCUMENTS THAT ARE ATTACHED TO IT, INCLUDING THE COPY OF THE MERGER AGREEMENT THAT IS ATTACHED AS ANNEX A. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 54 FOR DETAILS OF HOW YOU CAN OBTAIN MORE INFORMATION ABOUT THE MERGER. WE HAVE INCLUDED PAGE REFERENCES PARENTHETICALLY TO DIRECT YOU TO A MORE COMPLETE DESCRIPTION OF THE TOPICS IN THIS SUMMARY.


                                 THE COMPANIES


American National Insurance Company
American National Acquisition Company
One Moody Plaza
Galveston, Texas 77550
(409) 763-4661
http://www.anico.com


    American National Insurance Company, which we sometimes refer to as "American National," is a Texas domiciled insurance company with over $9 billion in assets according to its 1999 Annual Report to Stockholders. Chartered in 1905, the company, itself or through its subsidiaries, offers a broad line of insurance coverages, including individual and group life, health, and annuities, personal lines property and casualty, and credit insurance. Although the majority of its revenues are generated by insurance business, American National, through its non-insurance subsidiaries, also offers mutual funds. American National and its subsidiaries conduct insurance business in all 50 states, as well as in the District of Columbia, Puerto Rico, Guam, American Samoa and Mexico. American National is also authorized to sell its products to American military personnel in Western Europe. American National and its insurance subsidiaries provide service to more than 3.4 million policyowners. The common stock of American National trades on the Nasdaq National Market under the symbol "ANAT".

    American National Acquisition Company, a Delaware corporation, is a wholly owned subsidiary of American National. American National formed American National Acquisition Company shortly before the signing of the merger agreement for the purpose of carrying out the merger.


    For additional information regarding American National and American National Acquisition Company, see "The Companies--American National" beginning on page 49, and "The Companies--American National Acquisition Company" beginning on page 50.


Farm Family Holdings, Inc.
344 Route 9W
Glenmont, New York 12077
(518) 431-5000
http://www.farmfamily.com

    The name of our company is Farm Family Holdings, Inc., which we sometimes refer to as "Farm Family," and we are an insurance holding company incorporated in Delaware. Our principal operating subsidiaries are Farm Family Casualty Insurance Company, which we sometimes refer to as "Farm Family Casualty," and Farm Family Life Insurance Company, which we sometimes refer to as "Farm Family Life." Farm Family Casualty is a specialized insurance company that provides property and casualty insurance coverages to farms, agribusinesses and other generally related businesses and residents of rural and suburban communities. Farm Family Casualty was established in 1955 to meet certain insurance needs of Farm Bureau-Registered Trademark- members in the Northeastern United States, and provides property and casualty insurance coverages to members of the state Farm Bureau organizations in New York, New Jersey, Delaware, West Virginia and all of the New England states (collectively, the "Farm

Bureaus"). Farm Family Life, which we acquired in 1999, provides life insurance, annuity and accident and health insurance coverages principally to members of the Farm Bureaus in the same states as Farm Family Casualty, and also writes insurance in Pennsylvania and Maryland. Farm Family Casualty and Farm Family Life share the same agency force, certain employees and office facilities. We market our insurance products through more than 300 agents and general agents who are located primarily in the rural and suburban communities we serve.


    For additional information regarding us and our business, see "The Companies--Farm Family" beginning on page 49, and "Where You Can Find More Information" beginning on page 54.


                              THE SPECIAL MEETING

TIME, DATE, PLACE AND PURPOSE (see page 13)

    The special meeting of our stockholders will be held on February 27, 2001 at 10:00 a.m., local time, at our corporate headquarters at 344 Route 9W, Glenmont, New York. At the special meeting, you will be asked to:

    - consider and vote upon a proposal to adopt the merger agreement; and

    - transact such other business as may properly come before the special meeting.

RECORD DATE AND VOTING (see page 13)


    You are entitled to vote at the special meeting if you owned shares of our common stock or preferred stock as of the close of business on January 8, 2001, the record date of the special meeting. On the record date, there were 6,003,983 shares of our common stock and 163,214 shares of our preferred stock outstanding and entitled to vote, held by approximately 26,279 and 10 record holders, respectively.


    You are entitled to one vote for each share of common stock and each share of preferred stock held of record by you on the record date. You may vote your shares by attending the special meeting and voting in person or by completing and returning the enclosed proxy card. The presence, in person or by properly executed proxy, of the holders of one-third of the shares of our capital stock issued and entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting.

VOTE REQUIRED (see page 13)

    The affirmative vote of the holders of a majority of the outstanding shares of our common stock and preferred stock, voting together as a class, is required to adopt the merger agreement.


    All of our directors and executive officers have indicated to us that they intend to vote for adoption of the merger agreement. As of the record date, our directors and executive officers beneficially owned shares of our common stock representing approximately 5.35% of the combined voting power of our stockholders.


                                   THE MERGER


WHAT YOU WILL RECEIVE IN THE MERGER (see page 39)


    If the merger is completed, each outstanding share of our Common Stock, par value $.01 per share, will be converted into the right to receive $44.00 in cash, and each outstanding share of our Preferred Stock, Series A, par value $.01 per share, will be converted into the right to receive $35.72 (plus accrued and unpaid dividends thereon to the closing date of the merger) in cash, in each case, payable to the holder thereof, without interest, except that shares of our common stock and preferred stock held by persons who have perfected their appraisal rights will be subject to appraisal in accordance with Delaware law.

    You should not send in your stock certificates until instructed to do so after the merger is completed.

RECOMMENDATION OF OUR BOARD OF DIRECTORS (see page 19)

    Our board of directors has determined that the merger is fair to and in the best interests of Farm Family and its stockholders and has unanimously approved the merger agreement and declared its advisability. Our board unanimously recommends that you vote "FOR" adoption of the merger agreement. In making this determination and recommendation, our board of directors considered a number of factors, which are described more fully under "The Merger--Background of the Merger" beginning on page 16, and "The Merger--Recommendation of our Board of Directors; Reasons for the Merger."

OPINION OF OUR FINANCIAL ADVISOR (see page 21)


    We retained Fox-Pitt, Kelton Inc. to act as our financial advisor in connection with the merger. Fox-Pitt, Kelton provided its opinion to our board that, based upon and subject to the various considerations set forth in its opinion, as of the date of the opinion, the consideration to be received in the merger was fair, from a financial point of view, to the holders of our common stock. Fox-Pitt, Kelton has reconfirmed its opinion in writing as of the date of this proxy statement. The opinion of Fox-Pitt, Kelton is addressed to our board of directors and does not constitute a recommendation as to how you should vote with respect to the adoption of the merger agreement. A copy of the written opinion of Fox-Pitt, Kelton dated the date of this proxy statement is attached as Annex B to this proxy statement. We urge you to read the opinion in its entirety.


CONSIDERATION TO BE RECEIVED BY HOLDERS OF PREFERRED STOCK (see page 19)


    Fox-Pitt, Kelton has advised our board that the consideration to be received by the holders of our preferred stock in the merger was within a reasonable range of implied value for the preferred stock.


APPRAISAL RIGHTS (see page 36 and Annex C)

    If you do not wish to accept the merger consideration you have the right under the Delaware General Corporation Law to receive the "fair value" of your shares of common stock or preferred stock as determined by a Delaware court. This "appraisal right" is subject to a number of restrictions and technical requirements. Generally, in order to perfect appraisal rights:

    - you must not vote in favor of adoption of the merger agreement; and

    - you must make a written demand for appraisal before the vote on the adoption of the merger agreement is taken.

Merely voting against adoption of the merger agreement will not preserve your appraisal rights under Delaware law.

    Annex C to this proxy statement contains the applicable provisions of the Delaware General Corporation Law relating to appraisal rights. If you want to exercise your appraisal rights, we urge you to read and carefully follow the procedures beginning on page 36 and in Annex C. Failure to take all of the steps required under Delaware law may result in the loss of your appraisal rights.

EFFECTIVE TIME OF THE MERGER (see page 39)


    The merger will become effective when a certificate of merger is filed with the Delaware Secretary of State or at such later time as agreed to by us and American National and specified in the certificate of merger.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (see page 27)

    In considering the recommendation of our board of directors, you should be aware that certain of our directors and officers and their affiliates may be deemed to have interests in the merger that are or may be different from, or in addition to, your interests as stockholders. These interests include the following:


    - We have various financial arrangements and interrelationships with the state Farm Bureau organizations in New York, New Jersey, Delaware, West Virginia and all of the New England states. Substantially all of our directors are or were directors or executive officers of the Farm Bureaus. In addition, the Farm Bureaus together are holders of approximately 14.5% of the outstanding shares of our common stock and all of our preferred stock, representing approximately 16.8% of the combined voting power of our stockholders.


    - American National has expressed its intention following completion of the merger with respect to certain matters affecting the Farm Bureaus.

    - Under the merger agreement, upon completion of the merger, our officers will continue to be officers of Farm Family. In addition, we have entered into employment agreements with four of our executive officers, including Philip P. Weber, President and Chief Executive Officer, which will become effective at the effective time of the merger. These employment agreements provide that these executives will continue to be employed for varying periods following the merger and include compensation and retention payment arrangements.

    - Upon adoption of the merger agreement by our stockholders, each outstanding stock option granted to our officers and directors will vest and become exercisable. At the effective time of the merger, each of these options will be exchanged for an amount of cash equal to the excess, if any, of (1) the higher of the fair market value per share of our common stock immediately prior to the adoption of the merger agreement by our stockholders, or $44.00, over (2) the exercise price of the option.

    - At the time we entered into the merger agreement, we amended our Annual Incentive Plan to provide minimum bonus amounts for 2000 and for the period of 2001 prior to the merger for each executive officer covered by this plan. We will pay these bonuses not later than the closing date of the merger.

    - Following adoption of the merger agreement by our stockholders, we will be required to pay severance benefits to executive officers covered by our Officer Severance Pay Plan if their employment is terminated under certain circumstances.


    - American National has indicated to us that it intends that certain of our directors and executive officers, including Mr. Weber, will, and one of our former directors may, serve as directors of Farm Family following the merger.


    - Under the merger agreement, our directors, officers and employees are entitled to indemnification for events occurring on or prior to the effective time of the merger to the same extent available to these persons prior to the merger.

CONDITIONS TO COMPLETION OF THE MERGER (see page 46)


    The completion of the merger depends upon the parties meeting a number of conditions, including the following:

    - our stockholders shall have adopted the merger agreement;

    - all approvals required to be obtained from governmental authorities, including approval of the New York Insurance Department, shall have been obtained;

    - the waiting period applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have terminated or expired;

    - no court shall have issued any order or injunction, and there shall not be any statute, rule or regulation of any governmental authority, preventing the merger;

    - the representations and warranties of the parties contained in the merger agreement shall be true and correct (subject to certain materiality standards) as of the date of the merger agreement and as of the closing date of the merger; and

    - the parties shall have performed in all material respects all obligations to be performed by them under the merger agreement.

    Other than conditions that are required by law, any conditions that are not satisfied may be waived by the party entitled to assert the condition.


WHAT HAPPENS IF WE RECEIVE A BETTER OFFER (see page 43)


    We have agreed not to, nor will we authorize or permit any of our officers, directors, employees or investment bankers, attorneys, accountants or other advisors, agents or representatives, to solicit, initiate or knowingly encourage the submission of a proposal with respect to an alternative transaction involving us or our subsidiaries, including a merger or the sale of our, or our subsidiaries', stock or assets, or participate in any discussions with, or furnish non-public information to, any person with respect to any such proposal.

    If we receive an unsolicited acquisition proposal, however, we may furnish information to, or enter into discussions with, the person making the proposal if our board of directors, upon advice received from outside counsel, determines in good faith that in order for our board of directors to comply with its fiduciary duties to our stockholders under applicable law it should take such action. We are required to notify American National promptly upon receipt of an acquisition proposal and the material terms of that proposal. We also are required to negotiate with American National to make adjustments in the terms of the merger agreement as would enable us to proceed with the merger.


    Our board of directors may not withdraw or modify, in a manner adverse to American National, its approval or recommendation of the merger agreement or the merger or approve or recommend, or cause us to enter into any agreement to consummate, an acquisition proposal, unless, upon receipt of an unsolicited acquisition proposal, it determines in good faith, upon advice received from outside counsel, that it is reasonably necessary to do so in order for our board of directors to comply with its fiduciary duties to our stockholders under applicable law. If our board of directors takes certain actions with respect to an acquisition proposal, we may be required to pay a $7.5 million termination fee to American National. See the sections entitled "The Merger Agreement--No Solicitation of Transactions" beginning on page 43, "The Merger Agreement--Fiduciary Duties" beginning on page 44 and "The Merger Agreement--Termination Fee" beginning on page 48.

TERMINATION OF MERGER AGREEMENT (see page 47)


    At any time prior to the effective time of the merger, whether before or after receiving stockholder approval, the merger agreement may be terminated by mutual written consent of the parties.

    The merger agreement may also be terminated, whether before or after receiving stockholder approval, unilaterally by either American National or us if any of the following occurs:

    - our stockholders do not adopt the merger agreement;

    - the merger is not consummated by March 31, 2001, provided, that this termination date will be extended for up to 90 days if all regulatory approvals required to effect the merger have not been obtained and are being diligently pursued;

    - any governmental authority issues a final, nonappealable order prohibiting the merger; or

    - our board of directors exercises its right, under certain circumstances, to:

      -- withdraw or modify, in a manner adverse to American National, its approval or recommendation of the merger agreement and the merger;

      --  approve or recommend an acquisition proposal;

      -- cause us to enter into an agreement to consummate an acquisition proposal; or

      --  terminate the merger agreement.

    The merger agreement may also be terminated, whether before or after receiving stockholder approval, by either American National or us if the other party breaches the merger agreement and that breach cannot be cured and would result in a condition to the closing under the merger agreement not being satisfied or, if that breach is curable, is not cured within 20 business days.


TERMINATION FEE (see page 48)


    The merger agreement requires us to pay a termination fee of $7.5 million to American National if:

    - our board of directors exercises its right, under certain circumstances, to:

      -- cause us to enter into an agreement to consummate an acquisition proposal; or

      --  terminate the merger agreement;

    - American National terminates the merger agreement as a result of our board of directors exercising its right, under certain circumstances, to:

      -- withdraw or modify, in a manner adverse to American National, its approval or recommendation of the merger agreement and the merger; or

      --  approve or recommend an acquisition proposal; or

    - the merger agreement is terminated by American National or us after a failure to obtain stockholder approval at the special meeting and prior to the time of the special meeting any person has publicly made, or has publicly announced an intention to make, and has not withdrawn, a bona fide acquisition proposal, and within 12 months after termination of the merger agreement, a transaction implementing an acquisition proposal with that person is consummated.

FINANCING FOR THE MERGER (see page 33)

    American National has informed us that it intends to capitalize American National Acquisition Company with $480 million in cash and assets, of which approximately $280 million in cash will be used to pay the aggregate merger consideration. American National and a wholly owned subsidiary of American National will provide $480 million of cash and other assets to American National Acquisition

Company in exchange for common stock of American National Acquisition Company. American National Acquisition Company will obtain an additional $200 million through bank financing.

    American National's obligation to proceed with the merger is not conditioned upon its ability to obtain any financing.

FEDERAL INCOME TAX CONSEQUENCES (see page 34)

    The receipt of $44.00 in cash for each share of common stock you own and $35.72 in cash for each share of preferred stock you own pursuant to the merger will be a taxable transaction for United States federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign, or other tax laws. Generally, for United States federal income tax purposes, you will recognize gain or loss in an amount equal to the difference between the amount of the cash that you receive in the merger and your adjusted tax basis for the common stock or preferred stock, as the case may be, that you surrender in the merger. Additional amounts paid for accrued but unpaid dividends with respect to the preferred stock will be taxable as ordinary income and will not be taken into account for purposes of determining gain or loss on the sale of your preferred stock.

    Special tax consequences may apply to a particular class of taxpayers, such as financial institutions, insurance companies, broker-dealers and tax-exempt entities.

    TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND UPON YOUR PARTICULAR FACTS AND CIRCUMSTANCES. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER TO YOU.

               MARKET PRICE OF COMMON STOCK AND DIVIDEND HISTORY

    Our common stock is traded on the New York Stock Exchange under the symbol "FFH". There is no established public trading market for our preferred stock. The following table sets forth the high and low closing prices per share of our common stock, as reported on the New York Stock Exchange, for the periods indicated.


                                                                  HIGH           LOW
                                                              ------------   ------------
1998

First Quarter...............................................  38 3/4         31 5/8
Second Quarter..............................................  42 5/8         38 9/16
Third Quarter...............................................  40 5/8         29 1/4
Fourth Quarter..............................................  38 3/16        28

1999

First Quarter...............................................  34 3/8         31 3/4
Second Quarter..............................................  36 15/16       31 9/16
Third Quarter...............................................  40             34 1/8
Fourth Quarter..............................................  43             38 5/8

2000

First Quarter...............................................  41             29 3/8
Second Quarter..............................................  30 15/16       26 1/4
Third Quarter...............................................  35 1/4         29 1/4
Fourth Quarter..............................................  42 7/8         29 3/4

2001

First Quarter (through January 9, 2001).....................  43 1/4         42 13/16



    On October 30, 2000, the last full trading day before the public announcement of the merger agreement, the closing sale price of our common stock, as reported on the New York Stock Exchange, was $32 1/8. On January 9, 2001, the last full trading day before the date of this proxy statement, the closing sale price of our common stock, as reported on the New York Stock Exchange, was $43 1/4. STOCKHOLDERS ARE URGED TO OBTAIN CURRENT MARKET INFORMATION FOR OUR COMMON STOCK.



    As of January 8, 2001, there were approximately 26,279 holders of record of our common stock and 10 holders of record of our preferred stock.


    We have never paid cash dividends on our common stock. We pay regular quarterly cash dividends on shares of our preferred stock at a rate equal to 6 1/8% per annum. The merger agreement prohibits us, without the prior consent of American National, from paying any dividends on our common stock or preferred stock, except for regular quarterly cash dividends on our preferred stock.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE


    This proxy statement is being furnished to you in connection with the solicitation of proxies by our board of directors for use at the special meeting of our stockholders to be held on February 27, 2001, at 10:00 a.m., local time, at our corporate headquarters at 344 Route 9W, Glenmont, New York, and at any adjournments or postponements thereof. This proxy statement and the accompanying notice of special meeting of stockholders and proxy card are first being mailed to our stockholders on or about January 19, 2001.


PURPOSE OF THE SPECIAL MEETING

    At the special meeting, you will be asked to:

    - consider and vote upon a proposal to adopt the merger agreement; and

    - transact such other business as may properly come before the special meeting.

    Our board of directors has determined that the merger is fair to and in the best interests of Farm Family and its stockholders and has unanimously approved the merger agreement and declared its advisability. Our board unanimously recommends that you vote "FOR" adoption of the merger agreement.

RECORD DATE, OUTSTANDING SHARES AND VOTING


    Only holders of record of our common stock and preferred stock at the close of business on the record date of January 8, 2001 are entitled to notice of, and to vote at, the special meeting. On the record date, there were 6,003,983 shares of common stock issued and outstanding held by approximately 26,279 holders of record and 163,214 shares of preferred stock issued and outstanding held by approximately 10 holders of record. You are entitled to one vote for each share of our common stock and preferred stock held of record by you on the record date. You may vote your shares by attending the special meeting and voting in person or by completing and returning the enclosed proxy card.


QUORUM

    The presence, in person or by properly executed proxy, of the holders of one-third of the shares of our capital stock issued and entitled to vote at the special meeting is necessary to constitute a quorum for the transaction of business at the special meeting. If there is not a quorum at the meeting, we expect that the meeting will be adjourned to solicit additional proxies.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the outstanding shares of our common stock and preferred stock, voting together as a class, is required to adopt the merger agreement.


    As of the record date of the special meeting, our directors and executive officers beneficially owned an aggregate of 347,711 shares of our common stock (includes options to purchase shares of our common stock that are exercisable within 60 days of the record date) and 0 shares of our preferred stock, representing approximately 5.35% of the combined voting power of our stockholders. All of our directors and executive officers have indicated to us that they intend to vote their shares for adoption of the merger agreement.

VOTING OF PROXIES

    The enclosed form of proxy is for use at the special meeting, regardless of whether you plan to attend the special meeting. To ensure that your shares are represented at the special meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the postage-paid envelope provided as soon as possible. YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARDS.

    All shares of our common stock and preferred stock represented by properly executed proxies received before or at the special meeting, and not revoked, will be voted in accordance with the instructions indicated on those proxies. If you do not indicate instructions on a properly executed proxy card, common stock and preferred stock represented by the proxy will be voted for adoption of the merger agreement.

    If you return a properly executed proxy card and you have abstained from voting on adoption of the merger agreement, the common stock or preferred stock represented by the proxy will be considered present at the special meeting for purposes of determining a quorum, but will not be considered to have been voted in favor of adoption of the merger agreement. If you hold your shares in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If a broker or bank holding shares returns an executed proxy card which indicates that the broker or bank does not have discretionary authority to vote on adoption of the merger agreement, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted in favor of adoption of the merger agreement. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker or bank.

    Our board of directors is not aware of any matter other than the matter referred to in this proxy statement that will be brought before the special meeting. If, however, other matters are presented properly at the special meeting for consideration, including consideration of a motion to adjourn or postpone the special meeting to another time and/or place for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger, the persons named in the enclosed form of proxy and acting under that proxy generally will have discretion to vote on those matters in accordance with their best judgment.

REVOCATION OF PROXIES

    You may revoke your proxy at any time before it is voted by:

    - delivering a written notice to our Corporate Secretary stating that you would like to revoke your proxy;

    - completing and delivering to our Corporate Secretary a new proxy card dated later than the original one; or

    - attending the special meeting and voting in person.

Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

    Any written notice of revocation or subsequent proxy must be received by us prior to the vote at the special meeting and should be sent to our Corporate Secretary at Farm Family Holdings, Inc., P.O. Box 656, Albany, New York 12201-0656, if sent by mail, or 344 Route 9W, Glenmont, New York 12077, if sent by hand, express mail or overnight courier.

    If you have given your broker or bank instructions to vote your shares, you must follow directions received from your broker or bank to change your vote or to vote in person at the special meeting.

SOLICITATION OF PROXIES


    We will bear the cost of the solicitation of proxies in connection with the special meeting. In addition to solicitation of proxies by mail, our directors, officers, agents and employees may solicit proxies from stockholders by telephone, telegram, letter, facsimile or in person. We will make arrangements with brokerage firms and other custodians, nominees, fiduciaries and other record holders to forward solicitation materials to the beneficial owners of shares held of record by such persons, and we will reimburse such record holders for reasonable out-of-pocket expenses incurred by them in connection therewith. We have retained Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies for a fee of approximately $6,000, plus reimbursement for out-of-pocket expenses.

                                   THE MERGER

BACKGROUND OF THE MERGER


    Our consideration of a transaction with American National began on May 22, 2000, when representatives of Fox-Pitt, Kelton Inc. met with Philip P. Weber, our President and Chief Executive Officer, and Timothy A. Walsh, our Executive Vice President, Chief Financial Officer and Treasurer. The Fox-Pitt, Kelton representatives suggested that American National might be a good strategic partner for us. Their suggestion was based on meetings they had previously had with representatives of American National during which American National conveyed its interest in acquiring a company like ours. Mr. Weber informed the Fox-Pitt, Kelton representatives that we were not for sale, but would consider meeting with representatives of American National to discuss strategic opportunities.


    Fox-Pitt, Kelton arranged a meeting in Kansas City, Missouri on June 8, 2000 between Messrs. Weber and Walsh and Gregory V. Ostergren, Executive Vice President, Multiple Line of American National and Chairman of the Board, President and Chief Executive Officer of American National Property and Casualty Company, a subsidiary of American National, and other members of American National Property and Casualty Company's management. A representative of Fox-Pitt, Kelton also attended the meeting. At this meeting, Mr. Ostergren expressed American National's interest in investigating a business combination with us. We provided American National with certain publicly available information regarding us. After the meeting, we engaged LeBoeuf, Lamb, Greene & MacRae, L.L.P., as our outside counsel in connection with a possible transaction with American National.


    On June 21, 2000, we entered into a confidentiality agreement with American National and agreed to provide American National with certain non-public information regarding us. On June 27, 2000, a representative of Fox-Pitt, Kelton, Mr. Weber and other members of our management and Mr. Ostergren, Ronald
J. Welch, Executive Vice President and Chief Actuary of American National, and other members of American National's management met at our offices. At this meeting, we provided American National with the non-public information and had a general discussion about our business and the potential strategic fit resulting from a business combination between American National and us.



    At a telephonic meeting on June 28, 2000, Mr. Weber reviewed the discussions with American National with the Executive Committee of our board of directors, comprised of Robert L. Baker, Stephen J. George, Gordon H. Gowen, Clark W. Hinsdale III, William M. Stamp, Jr. and Norma R. O'Leary. The Executive Committee authorized our engagement of Fox-Pitt, Kelton as our financial advisor in connection with a possible transaction with American National. In July 2000, we engaged Fox-Pitt, Kelton. Mr. Weber further reviewed the discussions with American National and the engagement of Fox-Pitt, Kelton with our Executive Committee at a meeting on July 24, 2000 and with our board of directors at its regularly scheduled meeting on July 25, 2000.


    On August 2, 2000, American National submitted to us a letter outlining a non-binding indication of interest to acquire all our outstanding common stock for $43.00 per share in cash. In addition, American National proposed to pay $8,288,726 for our outstanding stock options. American National also stated that, if achievable on reasonable terms, it would seek to cash out all of our outstanding preferred stock in conjunction with the proposed acquisition. This indication of interest was subject to certain conditions, including the completion of a due diligence review of us, negotiation of a definitive merger agreement, negotiation of employment agreements with certain members of our senior management, and board, stockholder and regulatory approval.

    On or about August 3, 2000, Mr. Weber advised American National through a representative of Fox-Pitt, Kelton that the proposed price of $43.00 per share of common stock was inadequate, but that we were prepared to continue discussions if American National could offer a higher price. Between August 3 and August 10, 2000, a representative of Fox-Pitt, Kelton had several telephone conversations with Mr. Ostergren to discuss price and seek clarification of other terms of American National's indication of interest, including the price at which American National proposed to cash out our preferred stock. During these conversations, Mr. Ostergren informed the Fox-Pitt, Kelton representative that American National would offer to pay $35.72 per share for our preferred stock (its stated value), plus accrued and unpaid dividends thereon to the closing date of the merger. During the first week of August 2000, Mr. Weber and Mr. Ostergren also had a telephone conversation regarding the proposed price and the terms of the indication of interest. On or about August 7, 2000, Mr. Ostergren informed the Fox-Pitt, Kelton representative that American National would increase its non-binding offer to $44.00 per share of common stock.

    On August 15, 2000, American National's proposal was discussed by our board of directors at a special meeting. At this meeting, a representative of LeBoeuf, Lamb, Greene & MacRae, L.L.P. described the board's fiduciary duties and confidentiality obligations in considering the proposed transaction. A representative of Fox-Pitt, Kelton reviewed the proposed transaction and presented an overview of American National and an analysis of the offer price and our value. In addition, Mr. Weber reviewed the status of the negotiations with American National, our prospects as an independent company and the effect of the merger on our stockholders, employees, customers and relationship with the Farm Bureaus. Mr. Weber recommended that the board authorize senior management and our advisors to continue to investigate the proposed transaction with American National. Our board authorized the retention of employment counsel and consultants, at our expense, to represent our senior management in connection with the transaction. Clark W. Hinsdale III, Chairman of our board of directors, and Stephen J. George, Vice Chairman of our board of directors, advised our board that they would receive updates on the terms and status of the proposed transaction from our senior management and our advisors, and regularly update the members of our board of directors.

    During the second half of August 2000, Mr. Ostergren indicated in several telephone conversations with both Mr. Weber and with a representative of Fox-Pitt, Kelton that the $44.00 per share price was firm. In addition, Mr. Ostergren stated that American National would consider, at our request, making the cash out of the preferred stock optional rather than mandatory and that American National desired to maintain Farm Family's relationship with the Farm Bureaus.

    At special meetings held by teleconference on August 18, 2000, August 25, 2000 and September 1, 2000, representatives of Fox-Pitt, Kelton and LeBoeuf, Lamb, Greene & MacRae, L.L.P. and our senior management reviewed the status of discussions with American National with our board of directors. During the meetings, our board discussed various issues relating to the price offered for the common stock, the treatment of the preferred stock and American National's intentions regarding the use of Farm Family's name, our home office, Farm Family's relationship with the Farm Bureaus, and continuing the existing requirement that Farm Family Casualty's policyholders be members of a Farm Bureau. In this regard, American National expressed an interest in continuing to use the Farm Family name, logo and home office, establishing an advisory board for Farm Family consisting of representatives of the Farm Bureaus, extending the membership list purchase agreements with each Farm Bureau, which we sometimes refer to as the "Membership List Purchase Agreements," for two years to December 31, 2003, and generally continuing the existing requirement that Farm Family Casualty's policyholders be members of a Farm Bureau. For a description of the Membership List Purchase Agreements, see "The Merger--Interests of Certain Persons in the Merger--Farm Bureaus."

    American National conducted its due diligence review of us in late August, September and October 2000. Throughout September and October 2000,
Messrs. Hinsdale and George had teleconferences with our senior management and outside advisors regarding the status of discussions with American National and thereafter updated the members of our board of directors.

    During September 2000, Fox-Pitt, Kelton and our senior management developed a preliminary list of alternative potential acquirers of Farm Family to contact in order to determine their level of interest in pursuing a possible transaction with us. We expanded Fox-Pitt, Kelton's engagement with us to include rendering services in connection with eliciting interest from these potential acquirers.

    At a special meeting on September 18, 2000, our board of directors reviewed and expanded to 12 the preliminary list of alternative potential acquirers of us which had been developed by Fox-Pitt, Kelton and our senior management. Our board instructed Fox-Pitt, Kelton to seek expressions of interest from these entities when our senior management determined that all material issues with American National had been resolved. A representative of Fox-Pitt, Kelton provided an update to our board about the current environment for mergers and acquisitions in the insurance industry. Also at this meeting, a representative of LeBoeuf, Lamb, Greene & MacRae, L.L.P. distributed a draft of a definitive merger agreement to our board and summarized its principal terms.

    On September 15, 2000, LeBoeuf, Lamb, Greene & MacRae, L.L.P. provided a draft merger agreement to American National and to Clifford Chance Rogers & Wells LLP and Greer, Herz & Adams, LLP, counsel to American National.

    On September 29, 2000, American National's board of directors approved the merger and authorized Robert L. Moody, Chairman of the Board and Chief Executive Officer of American National, and G. Richard Ferdinandtsen, President and Chief Operating Officer of American National, to negotiate and approve the definitive merger agreement.

    Our senior management and advisors and American National's management and its advisors negotiated the merger agreement during September and October 2000. In the course of those negotiations, American National advised us that although it had considered allowing the cash out of our preferred stock to be optional, it determined, after consultation with its advisors, that it would require that our preferred stock be cashed out in the merger.


    As noted above, American National's proposal required that Mr. Weber, James
J. Bettini, our Executive Vice President of Operations, Mr. Walsh and Victoria
M. Stanton, our Executive Vice President, General Counsel and Secretary, enter into employment agreements with us and that Mr. Weber's employment agreement include an agreement to not compete with us. American National and Messrs. Weber, Bettini and Walsh and Ms. Stanton negotiated these agreements simultaneously with the negotiation of the definitive merger agreement and the other transaction documents.


    On October 24, 2000, Messrs. Hinsdale and George convened a telephone meeting with Mr. Weber and other members of our senior management and our outside legal counsel and financial advisors. At the meeting, Mr. Weber, representatives of Fox-Pitt, Kelton and LeBoeuf, Lamb, Greene & MacRae, L.L.P. reviewed the status of the negotiations with American National. At the conclusion of this meeting, Mr. Weber authorized Fox-Pitt, Kelton to contact the 12 alternative potential acquirers to seek indications of interest in pursuing a possible transaction with us.

    In late October 2000, American National provided to our senior management a draft letter that it proposed to send to each of the Farm Bureaus in connection with the merger stating its intention, currently and for the foreseeable future, to: (1) maintain the Farm Bureau membership requirements for the purchase of insurance from Farm Family Casualty, provided that Farm Family Casualty can maintain its growth and profitability objectives; (2) continue in effect the existing Membership List Purchase Agreements and renew those agreements for an additional two years on the same terms; (3) establish an advisory board for Farm Family, consisting of one member of each of the state Farm Bureau organizations in New York, New Jersey, Delaware, West Virginia and all of the New England states, in order to maintain strong relationships with agribusiness insurance consumers; and (4) use the Farm Family name and logo, and maintain Farm Family Casualty's home office in Glenmont, New York.

    On October 27, 2000, our board convened another telephonic special meeting to receive an update on the status of the negotiations with American National. At this meeting, a representative of Fox-Pitt, Kelton reported that it had contacted the 12 potential alternative acquirers of us but had not received any indication of interest from any of these entities.

    Our senior management and advisors and American National's management and advisors substantially completed negotiation of the merger agreement over the weekend of October 28 and 29, 2000. During the same period, members of our senior management completed negotiation of their employment agreements. On October 27, 2000, we sent to our board of directors copies of a revised draft of the merger agreement and the other transaction documents in connection with the merger, including an amendment of our stockholder rights agreement, the employment agreements with the four executive officers, amendments of our Officer Severance Pay Plan, Annual Incentive Plan and Employee Severance Pay Plan, and a new Special Severance Pay Plan. In addition, we provided our board with the October draft letter that American National proposed to send to each of the Farm Bureaus as described above.


    At a special meeting on October 30, 2000 and a regularly scheduled meeting on October 31, 2000, our board of directors met to consider the merger. At the special meeting on October 30, 2000, a representative of LeBoeuf, Lamb, Greene & MacRae, L.L.P. reviewed the fiduciary duties of the board of directors in considering the proposed merger and summarized the terms of the merger agreement and the proposed amendment of our stockholder rights agreement. A representative of Fox-Pitt, Kelton made a presentation regarding the financial aspects of the merger and delivered to our board Fox-Pitt, Kelton's oral opinion (which opinion was reconfirmed orally by Fox-Pitt, Kelton at the board meeting on October 31, 2000 and in writing on October 31, 2000), to the effect that, as of the date of the opinion, the consideration to be received in the merger was fair, from a financial point of view, to the holders of our common stock. The Fox-Pitt, Kelton representative also advised our board that the consideration to be received in the merger by our preferred stockholders was within a reasonable range of implied value for the preferred stock. Finally, the Fox-Pitt, Kelton representative reported that after contacting the 12 potential acquirers discussed above, it had not received any indication that any of these entities was interested in acquiring us. Our General Counsel reported on the proposed amendments of our plans and the new Special Severance Pay Plan, and the employment agreements with Messrs. Weber, Bettini and Walsh and Ms. Stanton.
Mr. Weber reported on our plans with respect to communications with stockholders, employees, agents and the Farm Bureaus about the merger.


    At the October 31, 2000 board meeting, Fox-Pitt, Kelton orally reconfirmed its oral opinion (which opinion was confirmed in writing on October 31, 2000) concerning the fairness from a financial point of view of the merger consideration to be received by our common stockholders. Our board of directors then unanimously approved the merger agreement and the merger. The merger agreement and related agreements were executed and delivered on October 31, 2000. Shortly after 6:00 p.m. on October 31, 2000, we issued a joint press release with American National publicly announcing the merger.

    On October 31, 2000, American National sent to each of the Farm Bureaus a final copy of their letter regarding several Farm Bureau issues, as described above. This letter is also described more fully under "The Merger--Interests of Certain Persons in the Merger--Farm Bureaus."

RECOMMENDATION OF OUR BOARD OF DIRECTORS; REASONS FOR THE MERGER

    Our board of directors has determined that the merger is fair to and in the best interests of Farm Family and its stockholders and has unanimously approved the merger agreement and declared its advisability. Our board unanimously recommends that you vote "FOR" adoption of the merger agreement.

    The offer made by American National to acquire our shares was not solicited by our management or by our board of directors. Nonetheless, our management believed that it had a duty to present to our board of directors, and our board of directors believed that it had a duty to consider seriously, a firm cash offer for our common stock at a substantial premium to our then current market value from a well capitalized and highly rated financial institution that appears to be a good strategic fit with us.

    In deciding to approve the merger agreement, and to recommend that our stockholders vote to adopt the merger agreement, our board considered a number of factors, including the following:


    - the financial presentation of Fox-Pitt, Kelton, including its opinion as to the fairness, from a financial point of view, of the consideration to be received in the merger by the holders of our common stock, and its advice that the consideration to be received in the merger by the holders of our preferred stock was within a reasonable range of implied value for the preferred stock;


    - the price per share of our common stock to be received in the merger represented a 38.6% premium over the average closing sale price of our common stock for the 30 day period ended October 27, 2000, and a 43.4% premium over the closing sale price of our common stock on October 27, 2000;

    - the current, historic and outlook for future valuation levels of our common stock, which have been affected by, among other things, our small capitalization, limited trading volume, institutional ownership, historic financial performance and general market conditions;

    - Farm Family's historical and projected operating results and financial condition;

    - the present and anticipated environment of Farm Family's business, including the competitive environment for our property and casualty and life insurance companies, and the belief that stockholder value may be maximized by selling us to a larger, better capitalized company;

    - the absence of any financing condition to American National's obligation to close the merger, and the ability of American National to pay the merger consideration;

    - the intention of American National, currently and for the foreseeable future, to: (1) maintain the Farm Bureau membership requirements for the purchase of insurance from Farm Family Casualty, under certain circumstances; (2) continue the existing Membership List Purchase Agreements and renew these agreements for an additional two years on the same terms; (3) establish an advisory board for Farm Family, consisting of one member of each Farm Bureau, to maintain strong relationships with agribusiness insurance consumers; and (4) continue to use the Farm Family name and logo and to maintain our home office;

    - the fact that Fox-Pitt, Kelton contacted 12 alternative potential acquirers and that none of these entities indicated an interest in pursuing a potential transaction with us; and

    - the fact that certain members of our board of directors and certain of our officers might have interests in the merger that are different from our stockholders, including, with respect to our directors, as a result of their current or prior affiliations with the Farm Bureaus.

    Our board also took into account the fact that as a result of the merger, our stockholders would no longer participate in any future growth and prospects of Farm Family. However, our board believed that a sale of Farm Family under the merger agreement would achieve greater value at this time for our stockholders as compared with remaining a public company. Our board concluded that the potential benefits of the merger outweighed the potential risks.

    The foregoing discussion of the factors considered by our board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the merger, our board did not find it practicable to and did not quantify or otherwise assign relative weights to the factors considered in reaching its determination, and individual directors may have given different weights to different factors.

OPINION OF OUR FINANCIAL ADVISOR


    We retained Fox-Pitt, Kelton Inc. to act as our financial advisor and to render a fairness opinion in connection with the merger. At the October 30, 2000 special meeting of our board of directors, Fox-Pitt, Kelton delivered its oral opinion to our board of directors which was reconfirmed orally by Fox-Pitt, Kelton at the regular meeting of our board on October 31, 2000 and in writing on October 31, 2000 and on the date of this proxy statement, to the effect that, based upon and subject to the various considerations set forth in the opinion, as of the date of the opinion, the consideration to be received in the merger was fair, from a financial point of view, to the holders of our common stock. Although Fox-Pitt, Kelton evaluated the consideration to be received by holders of our common stock in the merger from a financial point of view, Fox-Pitt, Kelton was not asked to and did not recommend the specific form or amount of consideration payable in the merger, both of which were determined through negotiations between American National and us. Our board of directors did not impose any limitations upon Fox-Pitt, Kelton with respect to investigations made or the procedures followed by Fox-Pitt, Kelton in rendering its opinion.



    THE FULL TEXT OF THE WRITTEN OPINION OF FOX-PITT, KELTON DATED THE DATE OF THIS PROXY STATEMENT, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW TAKEN BY FOX-PITT, KELTON, IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT AND IS INCORPORATED IN THIS SUMMARY BY REFERENCE. YOU ARE URGED TO READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. FOX-PITT, KELTON'S OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE CONSIDERATION TO THE HOLDERS OF OUR COMMON STOCK FROM A FINANCIAL POINT OF VIEW, HAS BEEN PROVIDED TO OUR BOARD IN CONNECTION WITH ITS EVALUATION OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY OF OUR STOCKHOLDERS AS TO HOW THEY SHOULD VOTE AT THE SPECIAL MEETING. FOX-PITT, KELTON HAS CONSENTED TO THE INCLUSION OF ITS OPINION IN THIS PROXY STATEMENT. THE SUMMARY OF FOX-PITT, KELTON'S OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.


    In arriving at its opinion, Fox-Pitt, Kelton, among other things:

    - reviewed and analyzed certain publicly available financial statements regarding our business;

    - analyzed certain internal financial statements, including financial projections, and other financial and operating data for us prepared by our management;

    - discussed our past, present and future operations, financial condition and our prospects with our management;

    - reviewed the stock price performance and trading activity of our common stock;

    - compared our financial performance and condition with that of certain other comparable publicly traded companies;

    - reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions comparable, in whole or in part, to the merger;

    - reviewed the merger agreement;

    - analyzed the consideration proposed to be paid by American National for our preferred stock in exchange for interests therein; and

    - performed such other analyses as it deemed appropriate.


    In rendering its opinion, Fox-Pitt, Kelton assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information it reviewed for the purposes of providing its opinion. Fox-Pitt, Kelton did not assume any responsibility for independent verification of this information. Fox-Pitt, Kelton did not assume any responsibility for the independent valuation or appraisal of our assets and liabilities nor was it furnished with any such valuation or appraisal. With respect to financial projections, Fox-Pitt, Kelton assumed that they were reasonably prepared by our management on bases reflecting the best currently available estimates and judgments of our future financial performance. Fox-Pitt, Kelton expresses no view as to these projections or the assumptions on which they were based. Fox-Pitt, Kelton assumed that the merger described in the merger agreement will be consummated on the terms set forth in the merger agreement without material waiver or modification.



    In connection with its opinion, Fox-Pitt, Kelton performed various financial analyses which it presented to and discussed with our board on October 30, 2000. The following is a summary of the material financial analyses performed by Fox-Pitt, Kelton in connection with providing its opinion to our board of directors. Fox-Pitt, Kelton's opinion of October 31, 2000 was based upon economic, market and other conditions as they existed and could be evaluated on October 27, 2000. You should understand that the order of analyses and corresponding results described does not represent relative importance or weight given to such analyses by Fox-Pitt, Kelton. Certain of its summaries of financial analyses include information presented in tabular format. To fully understand the financial analyses used by Fox-Pitt, Kelton, you should read the tables together with the text of each summary. The tables do not constitute a complete description of the financial analyses.


    COMPARABLE PUBLIC COMPANY ANALYSIS. Fox-Pitt, Kelton performed a comparable public company analysis in which it reviewed and compared certain of our financial, operating and stock market data with corresponding publicly available financial, operating and stock market data of selected publicly traded property and casualty insurance companies, or peer companies. For the purpose of its analysis, the following companies composed the peer companies:

- Alfa Corporation                         - Merchants Group, Inc.

- Donegal Group Inc.                       - Selective Insurance Group, Inc.

- Harleysville Group Inc.                  - State Auto Financial Corporation

- Highlands Insurance Group, Inc.          - United Fire & Casualty Company

- Horace Mann Educators Corporation

    Fox-Pitt, Kelton analyzed the relative performance and value of our company by comparing certain publicly available financial data of our company with the peer companies, including, among other things, the multiples, based on closing market prices as of October 27, 2000 of each of the following:

    - closing market price to 2000 and 2001 estimated earnings per share; and

    - closing market price to June 30, 2000 book value.

    Earnings per share estimates for the peer companies were based on median I/B/E/S International Inc. ("IBES") estimates as of October 27, 2000. IBES is a data service that monitors and publishes compilations of earnings estimates by selected research analysts regarding companies of interest to institutional investors. Earnings per share estimates for us were based on both IBES and our management projections. The median multiples calculated by Fox-Pitt, Kelton for the peer companies and the relevant multiples for us (based on the analysis of the peer company multiples) are summarized in the following table:

                                               2000                2001
                                            ESTIMATED           ESTIMATED          JUNE 30, 2000
                                          PRICE/EARNINGS      PRICE/EARNINGS      PRICE/BOOK VALUE
                                            PER SHARE           PER SHARE            PER SHARE
                                          --------------      --------------      ----------------
Farm Family.........................            9.7x                8.8x                 1.0x
Peer Companies......................           11.7x               10.4x                 0.8x

    The implied range of values for our common stock, derived from Fox-Pitt, Kelton's analysis of the peer companies' market price to June 30, 2000 book value, market price to 2000 estimated earnings per share and 2001 estimated earnings per share, ranged from $26.10 to $37.19 per share based on our June 30, 2000 book value and 2000 and 2001 estimated earnings per share.

    COMPARABLE TRANSACTION ANALYSIS. Fox-Pitt, Kelton reviewed certain publicly available information, including the consideration paid or proposed to be paid, for certain merger and acquisition transactions determined by Fox-Pitt, Kelton to be comparable to the merger. These transactions had values ranging from $40 million to $1 billion, were announced since January 31, 1998 and involved United States property and casualty insurance companies. The comparable transactions selected by Fox-Pitt, Kelton were the following:

                   TARGET                                        ACQUIROR
---------------------------------------------  ---------------------------------------------
Meridian Insurance Group, Inc................  State Auto Financial Corporation
Old Guard Group, Inc.........................  Ohio Farmers Insurance Company
Sen-Tech International Holdings, Inc.........  Fairfax Financial Holdings Limited
Redland Insurance Company....................  Clarendon Insurance Group
PCA Property & Casualty Insurance Company....  White Mountains Insurance Group, Ltd.
Foremost Corporation of America..............  Farmers Insurance Exchange
USF Re Insurance Co..........................  Folksamerica Holding Company, Inc.
CalFarm Insurance Co.........................  Nationwide Mutual Insurance Company
Worldwide Insurance Co.......................  American Financial Group, Inc.
TIG Holdings, Inc............................  Fairfax Financial Holdings Limited
Intercargo Corporation.......................  XL Capital Ltd.
Gryphon Holdings Inc.........................  Markel Corporation
Auto Club Insurance Company..................  Commerce Group Corp.
Walshire Assurance Company...................  Kingsway Financial Services, Inc.
MS Casualty Insurance........................  American Bankers Insurance Group, Inc.
Business Insurance Group.....................  Superior National Insurance Group, Inc.
Farmers Union Insurance......................  Commercial Union Assurance Company, Plc
Milbank Insurance Co.........................  State Auto Financial Corporation

    In reviewing the comparable transactions, Fox-Pitt, Kelton examined, among other things, the multiples of the purchase price relative to common equity or policyholders' surplus and net income on both generally accepted accounting principles ("GAAP") and statutory accounting principles bases for the target company in each such transaction. This analysis yielded median multiples for the comparable transactions, which Fox-Pitt, Kelton compared to the relevant financial data of our company to calculate an implied reference range of values. Below is a summary of this analysis.


                                                       MEDIAN MULTIPLES FOR    IMPLIED VALUE PER
                                                            COMPARABLE        SHARE OF FAMILY FARM
                                                           TRANSACTIONS           COMMON STOCK
                                                       --------------------   --------------------
Ratio of transaction value to:
    Acquired company's GAAP book value...............          1.1x                  $36.06
    Acquired company's statutory surplus.............          1.5x                  $42.63
    Acquired company's GAAP net income for last
      twelve-month period prior to announcement......         15.2x                  $47.61
    Acquired company's statutory net income for last
      completed fiscal year prior to announcement....         15.5x                  $35.84


    The implied range of market values calculated by Fox-Pitt, Kelton for our common stock derived from the above analysis of the comparable transactions ranged from approximately $35.84 to $47.61 per share.

    Fox-Pitt, Kelton also reviewed the financial terms of, and prices paid by purchasers in, the following recent transactions involving publicly traded companies in the insurance industry selected by Fox-Pitt, Kelton:

                 TARGET                                    ACQUIROR
-----------------------------------------  -----------------------------------------
Meridian Insurance Group, Inc............  State Auto Financial Corporation
Old Guard Group, Inc.....................  Ohio Farmers Insurance Company
Foremost Corporation of America..........  Farmers Insurance Exchange
TIG Holdings, Inc........................  Fairfax Financial Holdings Limited
Intercargo Corporation...................  XL Capital Ltd.
Gryphon Holdings Inc.....................  Markel Corporation
Walshire Assurance Company...............  Kingsway Financial Services, Inc.

    The premiums in these transactions as calculated by the transaction price over the market price of the target's common stock ten days prior to announcement of the transaction ranged from 8.6% to 64.0% with a median premium of 23.8%. Fox-Pitt, Kelton determined that the $44.00 per share price offered by American National in the merger represented a:

    - 43.4% premium over the October 27, 2000 closing price of our common stock;

    - 38.6% premium over the average closing price of our common stock for the 30-day period ended October 27, 2000; and

    - 38.7% premium over the average closing price of our common stock for the 90-day period ended October 27, 2000.

    DIVIDEND DISCOUNT ANALYSIS. Fox-Pitt, Kelton performed a dividend discount analysis on a statutory basis to determine a range of present values per share of our common stock. The range was determined by adding:

    - the present value of the estimated future dividend stream that Farm Family could generate between January 2000 and December 2004; and

    - the present value of the terminal value of Farm Family.

    Fox-Pitt, Kelton calculated the terminal value using three methodologies:

    - as a multiple of statutory net income for the year 2004;

    - as a multiple of statutory policyholders' surplus as of December 31, 2004; and

    - under a growth perpetuity formula (derived by dividing estimated 2005 dividends by a risk-adjusted cost of equity minus our estimated growth rate).

    To calculate these present values, Fox-Pitt, Kelton split our property and casualty insurance business from our life insurance business and applied different sets of assumptions and discount rates which Fox-Pitt, Kelton viewed as consistent with trading multiples for comparable small capitalization property and casualty and life insurance companies, to derive a range of values under different growth and valuation scenarios identified as the Low Case, Base Case and High Case scenarios.

    The terminal values were based upon a range of price to earnings multiples that were applied to projected net income for the year 2004 and a range of price to book value multiples that were applied to our projected book value as of December 31, 2004 for the three scenarios. Below are the sets of assumptions used for each of the case scenarios.

                                               LOW CASE   BASE CASE   HIGH CASE
                                               --------   ---------   ---------
Discount Rate................................    13.5%       12.5%       11.5%
Price to earnings terminal multiple:
  - Property & casualty business.............    11.0x       12.0x       13.0x
  - Life business............................     9.0x       10.0x       11.0x
Price to book terminal multiple:
  - Property & casualty business.............     1.2x        1.3x        1.4x
  - Life business............................     0.9x        1.0x        1.1x

    Applying the foregoing multiples, discount rates, assumptions and terminal value methodologies, Fox-Pitt, Kelton determined that the present values of our common stock were as follows:

    - Low Case: $27.73 to $33.76 per share;

    - Base Case: $30.92 to $38.06 per share; and

    - High Case: $34.36 to $42.70 per share.

    STOCK TRADING HISTORY. Fox-Pitt, Kelton reviewed the daily stock price performance and trading volume of our common stock during the period from our initial public offering on July 23, 1996 through October 27, 2000. Fox-Pitt, Kelton analyzed the $44.00 per share price offered by American National in relation to this historic performance and compared the stock price performance and trading volume of our common stock to movements in the Standard & Poor's 400 index and a composite of peer insurance companies for the period January 3, 2000 to October 27, 2000. The selected peer insurance companies were the following:

- Alfa Corporation                         - Merchants Group, Inc.

- Donegal Group Inc.                       - Selective Insurance Group, Inc.

- Harleysville Group Inc.                  - State Auto Financial Corporation

- Highlands Insurance Group, Inc.          - United Fire & Casualty Company

- Horace Mann Educators Corporation

    From January 3, 2000 to October 27, 2000, the Standard & Poor's 400 index returned -7.2%, the composite index of selected peer insurance companies returned 9.1% and Farm Family's common stock provided a return of -23.0%. After analyzing our performance compared to the Standard & Poor's 400 index and the index of selected peer companies for that period, Fox-Pitt, Kelton noted that our common stock price during this period underperformed both the index of peer companies and the broader market index. Fox-Pitt, Kelton also noted that the $44.00 per share price offered by American National exceeds our historic high stock price for the period July 23, 1996 through October 27, 2000.

    In connection with the opinion dated the date of this proxy statement, Fox-Pitt, Kelton performed procedures to update, as necessary, certain of the analyses described above, reviewed the assumptions on which the analyses were based and the factors considered in connection with the analyses, and discussed the analyses and assumptions with our management. Fox-Pitt, Kelton did not perform any analyses in addition to those described above in updating its opinion. Based on the foregoing analyses, Fox-Pitt, Kelton reconfirmed its opinion as to the fairness of the consideration to be received in the merger by the holders of our common stock.

    In arriving at its opinion, Fox-Pitt, Kelton performed a variety of financial analyses, the material portions of which are summarized above. The summary set forth above does not purport to be a complete description of the analyses performed by Fox-Pitt, Kelton or of Fox-Pitt, Kelton's presentations to our board of directors. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such opinion is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Fox-Pitt, Kelton did not give any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Fox-Pitt, Kelton believes that its analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete view of the process underlying the analyses set forth in its opinion. With regard to the comparable public company analysis and the comparable transactions analysis summarized above, Fox-Pitt, Kelton selected comparable public companies and transactions on the basis of various factors; however, no public company or transaction that Fox-Pitt Kelton used as a comparison is identical to our company or the merger. Accordingly, an analysis of the foregoing is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the peer companies and other factors that could affect the acquisition or public trading value of the peer companies and comparable transactions to which our company and the merger are being compared.

    Fox-Pitt, Kelton's opinion does not address our underlying business decision to effect the merger. In performing its analyses, Fox-Pitt, Kelton made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of American National and us. Any estimates contained in such analyses are not necessarily indicative of actual past or future results or values, which may be significantly more or less than such estimates. Actual values will depend upon various factors, including changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities. See the section entitled "Cautionary Statement Regarding Forward-Looking Statements."

    Fox-Pitt, Kelton is an internationally recognized investment banking firm and we retained Fox-Pitt, Kelton based upon its experience and expertise. Fox-Pitt, Kelton regularly engages in the valuation of securities of insurance companies in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the normal course of its business, Fox-Pitt, Kelton may trade our equity securities and equity securities of American National for its own account and for the account of customers and, accordingly, may at any time hold a long or a short position in our securities or securities of American National.

    Pursuant to an engagement letter dated July 7, 2000, as amended, we retained Fox-Pitt, Kelton to act as our financial advisor and to render a fairness opinion in connection with the merger. Pursuant to the engagement letter, we agreed to pay Fox-Pitt, Kelton $250,000 upon delivery of the fairness opinion and also agreed to pay Fox-Pitt, Kelton a fee of 1.0% of the aggregate consideration paid or payable by American National upon the consummation of the merger, which, if the merger is consummated with an approximate aggregate consideration of $280 million, will be equal to approximately $2.80 million. The $250,000 paid upon delivery of the fairness opinion will be credited against the fee of 1.0% of the aggregate consideration. We have also agreed to reimburse Fox-Pitt, Kelton for its reasonable out-of-pocket expenses, including travel, outside legal fees and related charges. In addition, we have agreed to indemnify Fox-Pitt, Kelton and related persons against certain liabilities, including certain liabilities under the federal securities laws, relating to or arising out of Fox-Pitt, Kelton's engagement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendation of our board of directors, you should be aware that certain of our directors and officers and their affiliates may be deemed to have interests in the merger that are or may be different from, or in addition to, your interests as stockholders. Our board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and recommending it for your approval.

    FARM BUREAUS. Our principal operating subsidiaries, Farm Family Casualty and Farm Family Life, were established through the efforts of certain Farm Bureau members in the Northeast. These Farm Bureaus are affiliated with the American Farm Bureau Federation, the nation's largest general farm organization with over four million members, which has traditionally sought to advance the interest of the agricultural community. Substantially all of our directors are or were directors or executive officers of the Farm Bureaus.


    Farm Family Casualty and Farm Family Life are parties to Membership List Purchase Agreements with the Farm Bureaus in ten of the twelve states in which we operate. Pursuant to the Membership List Purchase Agreements, the Farm Bureaus provide us with the right to use their membership lists in connection with the marketing of our insurance products and the financial services and products of financial institutions and authorize us to use the Farm Bureau names and service marks in connection with the marketing of our insurance products. In exchange for these rights, we pay to each of the Farm Bureaus an annual fee of $15.00 per Farm Bureau member. The Membership List Purchase Agreements terminate on December 31, 2001. For the years ended December 31, 2000, 1999, 1998 and 1997, we incurred expenses of $1,428,000, $1,227,000, $660,000, and $600,000, respectively, pursuant to the Membership List Purchase Agreements. The 2000 and 1999 amounts include Farm Family Life's expenses for the Membership List Purchase Agreements of $714,000 for 2000 and $526,000 for the period April 6, 1999 (the date we acquired Farm Family Life) to December 31, 1999.


    In general, Farm Family Casualty will not issue or renew a policy in the voluntary market for anyone, except our employees and employees of our affiliates, who is not a member of a state or county Farm Bureau. Annual Farm Bureau membership fees generally range from $34 to $300, depending upon the county and state in which the member resides and the type of membership. Annual associate members fees for members not engaged in agricultural pursuits generally range from $34 to $100.

    In addition, we advertise our products in state and local Farm Bureau publications, for which we pay advertising fees to the Farm Bureaus, and participate in meetings and shows sponsored by Farm Bureau organizations. This participation typically consists of purchasing booth space at these meetings and shows to market our products.


    New York Farm Bureau, Inc. and Farm Family Life are parties to a Lease Agreement under which New York Farm Bureau leases office space from Farm Family Life. New York Farm Bureau paid annual rent of approximately $116,000 under this Lease Agreement for 2000. We lease office space from five other Farm Bureaus. Our annual rent under these leases for 2000 was approximately $131,000, in the aggregate.

    On October 31, 2000, American National sent each of the Farm Bureaus a letter in which it stated that, currently and for the foreseeable future, it intends to:

    - maintain the Farm Bureau membership requirements for the purchase of insurance from Farm Family Casualty, provided that Farm Family Casualty can maintain its growth and profitability objectives;

    - continue in effect the existing Membership List Purchase Agreements and renew those agreements for an additional two years on the same terms;

    - establish an advisory board for Farm Family, consisting of one member of each of the state Farm Bureau organizations in New York, New Jersey, Delaware, West Virginia and all of the New England states, in order to maintain strong relationships with agribusiness insurance consumers; and

    - use the Farm Family name and logo, and maintain Farm Family Casualty's home office in Glenmont, New York.


    The Farm Bureaus together are holders of approximately 14.5% of the outstanding shares of our common stock and all of our preferred stock, representing approximately 16.8% of the combined voting power of our stockholders. Individually, certain of the Farm Bureaus are record holders of greater than 5% of our common stock and/or preferred stock. See the section entitled "Stock Ownership of Management and Certain Beneficial Owners."



    EXECUTIVE OFFICERS AND DIRECTORS. Under the merger agreement, upon completion of the merger, our officers immediately prior to the effective time of the merger will remain our officers following the merger, until the earlier of their resignation or removal or until their respective successors are appointed and qualified. Our executive officers are Philip P. Weber, President and Chief Executive Officer, James J. Bettini, Executive Vice President of Operations, Timothy A. Walsh, Executive Vice President, Chief Financial Officer and Treasurer, Victoria M. Stanton, Executive Vice President, General Counsel and Secretary, and William T. Conine, Dale E. Wyman, Sharon T. DiLorenzo and Richard E. Long, Senior Vice Presidents. American National has indicated to us that it intends that Messrs. Weber and Walsh and three of our directors, Clark
W. Hinsdale III, Stephen J. George and John W. Lincoln, will serve as directors of Farm Family following the merger. One of our former directors, Edward J. Muhl, may also serve as a director of Farm Family following the merger.



    TREATMENT OF STOCK OPTIONS. Upon adoption of the merger agreement by our stockholders, all outstanding stock options that we have granted to our directors and officers under our Omnibus Securities Plan will vest and become exercisable. Immediately before the effective time of the merger, all outstanding stock options, whether or not vested or exercisable, will terminate and each holder of a terminated stock option will receive at the effective time of the merger a cash payment equal to the number of shares subject to his or her stock option multiplied by the excess, if any, of (1) the higher of the fair market value per share of our common stock immediately prior to the adoption of the merger agreement by our stockholders, or the merger consideration per share of our common stock, which is $44.00 per share, over (2) the exercise price of the option. Based on the number of stock options outstanding as of January 8, 2001 and the exercise prices of those stock options, and assuming the merger consideration is higher than the fair market value of our common stock immediately prior to the adoption of the merger agreement by our stockholders, our executive officers and directors will receive in exchange for termination of their stock options the following cash payments:


    - Philip P. Weber, $2,878,305;

    - James J. Bettini, $1,377,097;

    - Timothy A. Walsh, $1,377,097;

    - Victoria M. Stanton, $1,377,097;

    - remaining executive officers, $893,765 (in the aggregate); and


    - each of 21 of our current directors and one of our former directors, $13,906.

    EMPLOYMENT AGREEMENTS. At American National's request in connection with the merger, we have entered into employment agreements with four of our executive officers: Philip P. Weber; James J. Bettini; Timothy A. Walsh; and Victoria M. Stanton. These employment agreements will become effective at the effective time of the merger. They provide for the annual base salaries, terms of employment and other benefits described below.

    SALARY AND TERM. The employment agreements provide for the following annual base salaries and terms of employment:

    - Philip P. Weber, $375,000 (three year term);

    - James J. Bettini, $210,000 (18 month term);

    - Timothy A. Walsh, $240,000 (18 month term); and

    - Victoria M. Stanton, $240,000 (18 month term).

    Each executive's annual base salary will be increased by no less than four percent within one year of the effective time of the merger.

    RETENTION PAYMENTS. If the executive is employed by us at the effective time of the merger and at the end of each of the three successive six-month periods following the effective time of the merger, the executive will be entitled to receive retention payments. The total amount of these payments is:

    - Philip P. Weber, $1,862,250;

    - James J. Bettini, $639,000;

    - Timothy A. Walsh, $722,000; and

    - Victoria M. Stanton, $722,000.

    If we terminate the executive's employment for any reason other than for "cause," if the executive terminates his or her employment for "good reason" or upon the executive's death or termination due to disability, each executive (or his or her estate) will be entitled to receive all retention payments not previously paid to him or her. The terms "cause" and "good reason" are defined below.

    BONUS.  Each executive will be entitled to receive the following bonuses:

    - for 2000 and for the period of 2001 prior to the merger, cash bonuses as calculated under our Annual Incentive Plan, described below under "--Annual Incentive Plan";

    - for the periods after the effective time of the merger, the executive will receive an annual performance-based cash bonus on a basis that is comparable to the basis under our Annual Incentive Plan (without giving effect to an amendment of that plan made in connection with the execution of the merger agreement) with respect to potential payments and performance criteria. Each employment agreement specifies a bonus range as a percentage of the executive's annual base salary, as follows:
      Mr. Weber, 30.5% to 91.5%; Messrs. Bettini and Walsh and Ms. Stanton, 22.5% to 67.5%.

    If we terminate the executive's employment for any reason other than for cause, if the executive terminates his or her employment for good reason or upon the executive's death or termination due to disability, each executive (or his or her estate) will be entitled to receive:

    - the 2000 and prorated 2001 bonuses and any unpaid bonus for a fiscal year ending prior to the termination of employment; and

    - a bonus for the fiscal year in which the executive's employment termination occurs based on a minimum target bonus of 61% of annual base salary for Mr. Weber and 45% of annual base salary for Messrs. Bettini and Walsh and Ms. Stanton, prorated for the number of days elapsed in the year as of the date of termination.

    If we terminate the executive's employment for cause or if the executive terminates his or her employment without good reason, the executive will be entitled to any unpaid bonus for a fiscal year ending prior to the termination of employment.

    OTHER BENEFITS.  Each executive will be entitled to:

    - participate in employee benefit plans, option plans, fringe benefit programs, and vacation and paid leave time programs at a level and cost, if any, that is no less favorable in the aggregate than the level and cost of the benefits to which the executive was entitled immediately prior to October 31, 2000; and

    - receive various perquisites, such as an automobile allowance and reimbursement for spousal travel on business trips.


    OTHER PAYMENTS AND BENEFITS. Each employment agreement provides that if we terminate the executive's employment for any reason other than for cause or if the executive terminates his or her employment for good reason, the executive will be entitled to the following payments and benefits, in addition to the payments described above:


    - with respect to Mr. Weber, a lump sum payment equal to two years of his annual base salary conditioned upon his compliance with non-compete and non-solicitation and related provisions described below;

    - continued eligibility for health, dental, life and disability insurance benefits for a period of up to two years for Messrs. Bettini and Walsh and Ms. Stanton, and for a period of up to three years for Mr. Weber; and

    - provision of outplacement services for a period of up to two years from the executive's date of termination.

    "Good reason" is generally defined in the employment agreements to include, among other things, a reduction in the executive's base salary, a material change in the executive's duties or responsibilities, a material breach by us of certain provisions of the employment agreements, or a change of the executive's place of employment to one that is more than 50 miles from where the executive is currently working. "Cause" is generally defined to include, among other things, the executive's felony conviction, willful misconduct, theft, fraud or willful failure to substantially perform the executive's duties.

    Generally, if the executive's employment terminates for any reason, the executive will be entitled to receive annual base salary and other benefits earned and accrued prior to the termination of employment but not yet paid.

    EXCISE TAX. The employment agreements also provide for an additional payment, if required, to make the executives whole for any excise tax imposed by
Section 4999 of the Internal Revenue Code.

    NON-COMPETE. Mr. Weber's employment agreement provides that during the term of his employment and following termination of his employment: (1) for a period of one year, he will not compete with us; (2) for a period of three years, he will not solicit our employees, independent contractors or agents to leave their employment or service with us or hire our employees, independent contractors or agents within one year of their termination of employment or service with us;
(3) for a period of two years, he will not intentionally interfere with our relationships with any customer, client, agent representative or other agent; and (4) he will not disclose confidential information. These provisions will be null and void if Mr. Weber's employment terminates after the third anniversary of the closing date of the merger.

    PARTICIPATION IN OTHER PLANS. If the merger occurs, Messrs. Weber, Bettini and Walsh and Ms. Stanton will cease to be eligible to participate in our Officer Severance Pay Plan and Annual Incentive Plan, discussed below. Under the employment agreements, the executives expressly waive their rights under the Officer Severance Pay Plan as of the effective time of the merger and will not be entitled to receive any severance benefits under this plan.


    OFFICER SEVERANCE PAY PLAN. Our executive officers participate in our Officer Severance Pay Plan. If the merger occurs, Philip P. Weber, James J. Bettini, Timothy A. Walsh and Victoria M. Stanton will cease to participate in this plan. This plan entitles our officers to severance payments and benefits if we terminate the officer's employment for any reason other than for "cause" (as defined in the plan), due to elimination of the officer's position or due to a change in control, or the officer terminates his or her employment for "good reason" (as defined in the plan) after a change in control or, in the case of our Chief Executive Officer or an Executive Vice President, within 30 days following the first anniversary of a change in control. Adoption of the merger agreement by our stockholders will constitute a change in control under this plan.



    Severance benefits provided under the plan for our executive officers, as amended in connection with the execution of the merger agreement, include the following:



    - a payment equal to the greater of: (1) one week's salary, including target bonus and fringe benefits, for each year of service; (2) in the case of a termination due to elimination of the officer's position which occurs during the period beginning on October 31, 2000, and ending on the third anniversary of the merger, the greater of (a) two weeks' base salary for each year of service up to a maximum of 12 months base salary, or
      (b) four weeks' base salary; or (3) between 12 months' and 36 months' salary, depending on the officer's position, including target bonus and fringe benefits;


    - continued eligibility for a period of between 12 months and 36 months, depending on the officer's position, of the officer's medical, dental, group term life and disability insurance coverages; and

    - provision of outplacement services for a period of up to two years from the officer's effective date of termination.

    The plan also provides for an additional payment, if required, to make the officers whole for any excise tax imposed by Section 4999 of the Internal Revenue Code.


    ANNUAL INCENTIVE PLAN. Our executive officers participate in our Annual Incentive Plan. At the effective time of the merger, Philip P. Weber, James J. Bettini, Timothy A. Walsh and Victoria M. Stanton will cease to participate in this plan. This plan entitles our officers and certain of our key employees to annual bonuses based upon the participant's attainment of certain performance goals established by us in relation to our strategic plans and budget. Upon a change in control of Farm Family, the plan provides that participants will be entitled to receive a minimum bonus amount for the year in which the change in control occurs. Adoption of the merger agreement by our stockholders constitutes a change in control under the plan.


    At the time we entered into the merger agreement, we amended our Annual Incentive Plan to provide minimum bonus amounts for 2000 and for the period of 2001 prior to the merger for each executive officer covered by this plan. We will pay these bonuses not later than the closing date of the merger.

    For 2000, and for the period of 2001 prior to the merger, assuming a March 15, 2001 closing date for the merger, the minimum bonuses payable to our executive officers are as follows:


                                   2000                         2001 (PRORATED)
                                   ----                         ---------------
- Philip P. Weber................  $228,750                     $48,232

- James J. Bettini...............  $ 94,500                     $19,925

- Timothy A. Walsh...............  $108,000                     $22,772

- Victoria M. Stanton............  $108,000                     $22,772

- Remaining executive officers...  $ 34,000 to $61,000 (each)   $ 7,307 to $12,367 (each)

    OFFICERS' DEFERRED COMPENSATION PLAN AND DIRECTORS' DEFERRED COMPENSATION PLAN. Our executive officers are eligible to participate in our Officers' Deferred Compensation Plan and our directors are eligible to participate in our Directors' Deferred Compensation Plan. These plans permit our executive officers and directors to defer all or a portion of their compensation or fees received until termination of their employment as an officer or service as a director. Adoption of the merger agreement by our stockholders will constitute a change in control of Farm Family under these plans. Upon a change in control, each participant in these plans will receive a distribution of his or her entire accrued benefit, consisting of amounts deferred by the participant into these plans plus earnings, as soon as practicable following the date of the change in control.

    INDEMNIFICATION AND INSURANCE. The merger agreement requires us to indemnify and hold harmless our current and former officers, directors and employees for any matter existing or any act or omission occurring at or prior to the effective time of the merger, to the same extent such indemnification is available to these persons from us immediately prior to the merger. The merger agreement further provides that for a period of at least six years after the effective time of the merger, American National will, subject to limitations on the maximum annual premium, cause our current directors' and officers' liability insurance policy to be maintained or, with American National's consent, we may purchase at or prior to the merger a run-off policy, in either case, providing coverage for matters existing or acts or omissions occurring at or prior to the effective time of the merger for all of our current and former officers, directors and employees. In lieu of maintaining our current insurance policy, American National may provide no less favorable coverage for each of these persons under American National's policy or under a separate policy issued by their insurer. The persons benefiting from the insurance provisions include all of our current directors and executive officers. See the section entitled "The Merger Agreement--Indemnification; Directors' and Officers' Insurance."

    CONTINUED COMPENSATION AND BENEFITS. The merger agreement provides that for a period of 12 months following the effective time of the merger, all of our employees who continue to be employed after the merger will receive compensation and employee benefits that are no less favorable in the aggregate than those provided to these employees immediately prior to the closing of the merger. American National and Farm Family have agreed in the merger agreement to continue the Officer Severance Pay Plan in accordance with its terms for our officers who are covered by the plan on the date of the merger agreement, excluding Messrs. Weber, Bettini, Walsh and Ms. Stanton. For a description of the parties' agreement on these matters, see "The Merger Agreement--Employee Benefit Matters."

REGULATORY APPROVALS

    HART-SCOTT-RODINO ACT. Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and its accompanying rules, certain transactions may not be completed until information and materials required under the Hart-Scott-Rodino Act are furnished to the Antitrust Division of the Department of Justice and the Federal Trade Commission and specified waiting periods expire or terminate. The merger is subject to these requirements.

    It is a condition to the parties' respective obligations to complete the merger that each file the requisite application and notice under the Hart-Scott-Rodino Act and that the specified waiting period requirements have been satisfied. On November 29, 2000, American National and we filed a notification and report form required under the Hart-Scott-Rodino Act with the Antitrust Division of the Department of Justice and the Federal Trade Commission, and requested an early termination of the required waiting period. On December 8, 2000, early termination of the waiting period was granted. However, at any time before or after completion of the merger, the Antitrust Division of the Department of Justice, the Federal Trade Commission or any state could take action under the antitrust laws with respect to the merger, including seeking to enjoin completion of the merger, to rescind the merger or to require either American National or us to divest particular assets. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.

    STATE INSURANCE REGULATORY APPROVALS. Completion of the merger is subject to the approval of the New York Insurance Department, the domiciliary insurance regulatory authority of our insurance company subsidiaries, and the Texas Department of Insurance, the domiciliary insurance regulatory authority of American National. In connection with this approval process, American National has informed us that it has filed an application for approval of the merger with the New York Insurance Department and that it has applied for the required approval of the Texas Department of Insurance to permit American National and a subsidiary of American National to provide American National Acquisition Company with funds necessary to pay the merger consideration.

    In addition, American National will make notice filings as required in other jurisdictions in which our insurance company subsidiaries do business. These filings relate to the competitive impact of the proposed merger on the insurance markets in those jurisdictions. These filings generally are reviewed within 30 to 60 days after filing with the applicable state insurance department, which may request additional information on the competitive impact of the proposed merger. Approval of the merger is not required in these states, but the insurance regulators could determine to take action to prevent or impose conditions on the merger.

    OTHER APPROVALS. Farm Family Financial Services, Inc., our wholly owned subsidiary, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of, and subject to, regulation by the National Association of Securities Dealers, Inc. Farm Family Financial Services is also registered as a broker-dealer under the applicable laws of several states. Completion of the merger is subject to providing notice to and/or obtaining approval of the change of control of Farm Family Financial Services from the National Association of Securities Dealers and certain of the states in which Farm Family Financial Services is registered as a broker-dealer, and we expect these notices will be filed and these approvals will be sought shortly.

    Other than the approvals discussed above, we are not aware of any federal, state or foreign regulatory requirements that must be complied with or approval that must be obtained in connection with the merger other than the filing with the SEC of this proxy statement and compliance with applicable state securities laws and regulations. Should any such approval be required, it is currently contemplated that such approval will be sought.

    There can be no assurances that the required regulatory approvals described above will be received or, if received, of the timing and terms and conditions thereof.

FINANCING FOR THE MERGER

    We have been advised by American National that its financing plan for the merger involves capitalizing American National Acquisition Company with $480 million in cash and other assets, of which approximately $280 million in cash will be used to pay the aggregate merger consideration. To implement this plan, American National will contribute bonds having a market value of $225 million to American National Acquisition Company in exchange for approximately 47% of the common stock of American National Acquisition Company. In addition, Comprehensive Investment Services, Inc., a wholly owned subsidiary of American National, will contribute $80 million of cash and $175 million of Comprehensive Investment Services notes to American National Acquisition Company in exchange for approximately 53% of the common stock of American National Acquisition Company. American National Acquisition Company will obtain an additional $200 million through bank financing. The bank financing will be secured by the bonds contributed by American National, $25 million of the notes contributed by Comprehensive Investment Services and a pledge of the common stock of our subsidiaries.

    American National's obligation to proceed with the merger is not conditioned upon American National or American National Acquisition Company obtaining financing as described above. American National has represented to us in the merger agreement that it has sufficient funds available to pay the aggregate merger consideration and all fees and expenses related to the merger.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion summarizes the material United States federal income tax consequences of the merger. This discussion does not address consequences of the merger under state, local or foreign law, nor does the discussion address all aspects of United States federal income taxation that may be relevant to you in light of your particular circumstances. You should consult your own tax advisor about the specific tax consequences to you of the proposed merger, including the application and effect of state, local, foreign and other tax laws, changes in tax laws and tax return reporting requirements. Special tax consequences not described in this proxy statement may apply to a particular class of taxpayers, such as financial institutions, insurance companies, broker-dealers, individuals and entities who are not citizens or residents of the United States, tax-exempt entities, persons holding our common stock as part of an integrated investment composed of our common stock and one or more other positions and stockholders who acquired our common stock through the exercise of an employee stock option or otherwise as compensation.


    This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Department regulations, judicial authority and current administrative rulings and practice, all as in effect as of the date of this proxy statement. Future legislative, judicial or administrative changes or interpretations could change the statements and conclusions below, and any changes or interpretations could have retroactive effect and could affect the United States federal income tax consequences to you. The following discussion does not address the tax consequences of any transaction other than the merger.


    The receipt of cash in exchange for shares of our common stock or preferred stock will be a taxable transaction for United States federal income tax purposes under the Code, and also may be a taxable transaction under applicable state, local, foreign and other tax laws. Generally, for United States federal income tax purposes, you will recognize gain or loss in an amount equal to the difference between the sum of the cash that you receive in the merger and your adjusted tax basis in the shares of our common stock or preferred stock you surrender in the merger. For United States federal income tax purposes, any gain or loss will be capital gain or loss to you if the Farm Family common stock or preferred stock you surrender was a capital asset and will be long-term capital gain or loss if you held the shares of our common or preferred stock for more than one year. Long-term capital gain of individuals will be subject to United States federal income tax at a maximum rate of 20%. Long-term capital gains of corporations are taxed like ordinary income up to a maximum rate of 35%.

    Amounts received attributable to accrued and unpaid dividends on the preferred stock will be taxable as ordinary income and will not be taken into account in determining gain or loss on the preferred stock. In the case of corporations owning less than 20% of the stock (by vote and value) of Farm Family, the 70% dividends received deductions will be available.

    Payments to you in connection with the merger may be subject to 31% "backup withholding" unless you provide on your letter of transmittal your taxpayer identification number or social security number and certify that the number is correct or properly certify that you have applied for and are awaiting a number. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and certain other reporting requirements. If backup withholding applies, American National is required to withhold 31% of any payments made in the merger. Backup withholding is not an additional tax, but rather it is an advance tax payment that is subject to refund if it results in an overpayment of tax. Penalties apply for failure to furnish correct information and for failure to include reportable payments in income.

    TAX MATTERS ARE VERY COMPLICATED, AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGE IN THE TAX LAWS.

ACCOUNTING TREATMENT

    For United States accounting purposes, the merger will be accounted for under the purchase method of accounting under which the total consideration paid in the merger will be allocated among our assets and liabilities based on the fair values of the assets acquired and liabilities assumed.

CERTAIN EFFECTS OF THE MERGER

    Our common stock is traded on the New York Stock Exchange under the symbol "FFH". As a result of the merger, our stockholders will not have an opportunity to continue their equity interest in Farm Family as an ongoing corporation and therefore will not share in our future earnings and potential growth. Upon consummation of the merger, our common stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934. Following the merger, you will be instructed to exchange your outstanding stock certificates for the merger consideration. See the section entitled "The Merger Agreement--Procedures for Exchange of Stock Certificates."

OPERATIONS AFTER THE MERGER


    American National has informed us that it intends to maintain the operations of Farm Family as a subsidiary of American National. The directors of American National Acquisition Company immediately prior to the effective time of the merger will be the initial directors of Farm Family following the merger, and our officers immediately prior to the effective time of the merger will be the initial officers of Farm Family following the merger, in each case, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified. American National has indicated to us that it intends that Philip P. Weber, our President and Chief Executive Officer, and Timothy A. Walsh, our Executive Vice President, Chief Financial Officer and Treasurer, and three of our directors, Clark W. Hinsdale III, Stephen J. George and John W. Lincoln, will serve as directors of Farm Family following the merger. One of our former directors, Edward J. Muhl, may also serve as a director of Farm Family following the merger.


AMENDMENT OF RIGHTS AGREEMENT

    On July 29, 1997, our board of directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of our common stock. The dividend was payable on July 29, 1997 to stockholders of record on that date. The description and terms of the Rights are set forth in a Rights Agreement, dated as of July 29, 1997, between us and The Bank of New York, as rights agent, which we sometimes refer to as the "Rights Agreement". When exercisable, each Right entitles the registered holder to purchase from us one one-hundredth of a share of our Junior Participating Cumulative Preferred Stock at an initial purchase price of $90, subject to customary antidilution adjustments.

    Generally, the Rights become exercisable only if a person or group acquires 20% or more of our common stock or announces the commencement of, or an intention to make, a tender offer or exchange offer that may result in any person or group becoming the owner of 20% or more of our common stock.

    We entered into the Amendment of Rights Agreement, dated October 31, 2000, to amend the Rights Agreement to provide, among other things, that the Rights would not become exercisable as a result of the execution of the merger agreement or the completion of the merger.


    A copy of the Rights Agreement was filed with the Securities and Exchange Commission as an Exhibit to our Current Report on Form 8-K filed on July 30, 1997. A corrected copy of the Rights Agreement was filed with the SEC as an Exhibit to our Current Report on Form 8-K/A filed on June 14, 1999. A copy of the Amendment of Rights Agreement was filed with the SEC as an Exhibit to our Amended Registration Statement on Form 8-A/A filed on November 3, 2000. You can obtain a copy of the Rights Agreement and the Amendment of Rights Agreement free of charge from us, as


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described below under "Where You Can Find More Information." This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Amendment of Rights Agreement, which are hereby incorporated by reference.


APPRAISAL RIGHTS

    Under Section 262 of the Delaware General Corporation Law, if you do not vote your outstanding shares of our common stock or preferred stock in favor of adoption of the merger agreement, you will be entitled to dissent and elect to have the "fair value" of your shares of our common stock or preferred stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, judicially determined by the Delaware Court of Chancery and paid to you in cash.

    The following discussion is not a complete statement of the law pertaining to appraisal rights under the Delaware General Corporation Law, and is qualified in its entirety by the full text of Section 262, a copy of which is provided as Annex C to this proxy statement. All references in Section 262 and in this summary to a "stockholder" are to the record holder of the shares of our common stock or preferred stock as to which appraisal rights are asserted. If you have a beneficial interest in shares of our common stock or preferred stock held of record in the name of another person, such as a broker or nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect your appraisal rights.

    Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, as in the case of the special meeting described in this proxy statement, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in that notice a copy of
Section 262. This proxy statement is that notice to you, and a copy of the applicable statutory provisions of the Delaware General Corporation Law is attached to this proxy statement as Annex C. If you wish to exercise your appraisal rights or wish to preserve the right to do so, you should review carefully Section 262 and seek advice of legal counsel, since failure to comply fully with the procedures specified in Section 262 will result in the loss of appraisal rights.

    If you wish to exercise the right to dissent from the merger and demand appraisal under Section 262, you must satisfy each of the following conditions:

    - you must deliver to us a written demand for appraisal of your shares of our common stock or preferred stock before the vote on adoption of the merger agreement at the special meeting, which demand will be sufficient if it reasonably informs us of your identity and that you intend to demand the appraisal of your shares;

    - you must not vote in favor of adoption of the merger agreement; a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the merger agreement, therefore, if you vote by proxy and wish to exercise appraisal rights, you must vote against adoption of the merger agreement or abstain from voting on adoption of the merger agreement; and

    - you must continuously hold your shares from the date of making your written demand through the effective time of the merger. If you are the record holder of shares of our common stock or preferred stock on the date the written demand for appraisal is made but thereafter transfer these shares prior to the effective time of the merger, you will lose any right to appraisal in respect of these shares.

    Neither voting in person or by proxy against, abstaining from voting on or failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any such proxy or vote.

    Only a holder of record of shares of our common stock or preferred stock issued and outstanding immediately prior to the effective time of the merger is entitled to assert appraisal rights for the shares

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
of our common stock or preferred stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the stockholder of record, fully and correctly, as that stockholder's name appears on the stock certificates, and should specify the stockholder's name and mailing address, the number of shares of our common stock or preferred stock owned and that the stockholder intends thereby to demand appraisal of the stockholder's shares of our common stock or preferred stock.

    If your shares of our common stock or preferred stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a written demand should be made in that capacity. If your shares of our common stock or preferred stock are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a stockholder; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the owner or owners.

    A record holder such as a broker who holds shares of our common stock or preferred stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of our common stock or preferred stock held for one or more beneficial owners while not exercising those rights with respect to the shares of our common stock or preferred stock held for one or more other beneficial owners; in that case, the written demand should set forth the number of shares of our common stock or preferred stock as to which appraisal is sought, and where no number of shares is expressly mentioned, the demand will be presumed to cover all shares of our common stock or preferred stock held in the name of the record owner. If you hold your shares of our common stock or preferred stock in brokerage accounts or other nominee forms and wish to exercise appraisal rights, you are urged to consult with your broker to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

    A stockholder who elects to exercise appraisal rights under Section 262 should mail or deliver a written demand to: Farm Family Holdings, Inc.,
Attention: Corporate Secretary, P.O. Box 656, Albany, New York 12201-0656, if sent by mail, or 344 Route 9W, Glenmont, New York 12077, if sent by hand, express mail or overnight courier.

    Within ten days after the effective time of the merger, we, as the surviving corporation in the merger, are required to send a notice as to the effectiveness of the merger to each of our former stockholders who has made a written demand for appraisal in accordance with Section 262 and who has not voted in favor of adoption of the merger agreement.

    Within 120 days after the effective time of the merger, but not thereafter, either we or any holder of dissenting shares of our common stock or preferred stock who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the value of all shares of our common stock or preferred stock held by dissenting stockholders. We are under no obligation to and have no present intent to file a petition for appraisal, and you should not assume that we will file a petition or that we will initiate any negotiations with respect to the fair value of the shares. Accordingly, if you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262.

    Under the merger agreement, we have agreed to give American National prompt notice of any demands for appraisal received by us and the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the Delaware General Corporation Law. We may not, without the prior written consent of American National, voluntarily make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

    Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 to that point in time will be entitled to receive from us, upon written request, a statement setting forth the aggregate number of shares of our common stock and preferred stock not voted in favor of adoption of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. We must mail this statement to the stockholder within 10 days after receipt of the request or within 10 days after expiration of the period for delivery of demands for appraisals under Section 262, whichever is later.

    A stockholder timely filing a petition for appraisal with the Delaware Court of Chancery must deliver a copy to us, and we will then be obligated within 20 days to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded appraisal of their shares of our common stock or preferred stock. After notice to the stockholders, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine which stockholders are entitled to appraisal rights. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the requirement, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

    After determining the stockholders entitled to an appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value and, if applicable, a fair rate of interest, the Delaware Court of Chancery is to take into account all relevant factors.


    IF YOU CONSIDER SEEKING APPRAISAL, YOU SHOULD BE AWARE THAT THE FAIR VALUE OF YOUR SHARES OF COMMON STOCK OR PREFERRED STOCK AS DETERMINED UNDER
SECTION 262 COULD BE GREATER THAN, THE SAME AS, OR LESS THAN THE MERGER CONSIDERATION YOU WOULD RECEIVE UNDER THE MERGER AGREEMENT IF YOU DID NOT SEEK APPRAISAL OF YOUR SHARES. YOU SHOULD ALSO BE AWARE THAT THE FOX-PITT,
KELTON INC. FAIRNESS OPINION IS NOT AN OPINION AS TO FAIR VALUE UNDER SECTION
262.


    The costs of the action may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. Upon application of a holder of dissenting shares of our common stock or preferred stock, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares entitled to appraisal.

    Any stockholder who has duly demanded an appraisal in compliance with
Section 262 will not, after the effective time of the merger, be entitled to vote the shares of our common stock or preferred stock subject to that demand for any purpose or to receive payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of those shares as of a record date prior to the effective time of the merger).

    If any stockholder who demands appraisal of shares of our common stock or preferred stock under Section 262 fails to perfect, or effectively withdraws or loses, the right to appraisal, the stockholder's shares of our common stock or preferred stock will be converted into the right to receive the merger consideration in accordance with the merger agreement, without interest. A stockholder will fail to perfect, or effectively lose or withdraw, the right to appraisal if no petition for appraisal is filed within 120 calendar days after the effective time of the merger. A stockholder may withdraw a demand for appraisal by delivering to us a written withdrawal of the demand for appraisal and acceptance of the merger consideration, except that any such attempt to withdraw made more than 60 calendar days after the effective time of the merger will require our written approval. Once a petition for appraisal has been filed, the appraisal proceeding may not be dismissed as to any stockholder, absent approval of the Delaware Court of Chancery.

                              THE MERGER AGREEMENT

    THE FOLLOWING IS A BRIEF SUMMARY OF THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT AND IS INCORPORATED IN THIS DOCUMENT BY REFERENCE. THE SUMMARY IS NOT COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT. WE URGE YOU TO READ THE MERGER AGREEMENT ANNEXED TO THIS PROXY STATEMENT IN ITS ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE MERGER AND RELATED MATTERS.

THE MERGER

    The merger agreement provides that American National Acquisition Company will be merged with and into Farm Family. At the effective time of the merger, the separate corporate existence of American National Acquisition Company will cease and Farm Family will continue as the surviving corporation and will become a subsidiary of American National.

EFFECTIVE TIME OF THE MERGER

    The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at a later time as agreed to by us and American National and specified in the certificate of merger. The closing of the merger will take place on the date that is the fifth business day after certain conditions contained in the merger agreement, including adoption of the merger agreement by our stockholders and receipt of all approvals required to be obtained from governmental authorities, have been fulfilled or waived or on another date agreed upon by us and American National.

CONSIDERATION TO BE RECEIVED IN THE MERGER

    At the time of the merger, each share of our common stock issued and outstanding immediately prior to the effective time of the merger (including the associated Right issued pursuant to the Rights Agreement) will convert into the right to receive $44.00 in cash, and each share of our preferred stock issued and outstanding immediately prior to the effective time of the merger will convert into the right to receive $35.72 (plus accrued and unpaid dividends thereon to the closing date of the merger) in cash, without interest, except that shares of our common stock and preferred stock (1) owned by us, American National or by any of our respective subsidiaries will be canceled without consideration, and (2) held by stockholders who have perfected their appraisal rights will be subject to appraisal in accordance with Delaware law.

TREATMENT OF STOCK OPTIONS

    Upon adoption of the merger agreement by our stockholders, all outstanding options to purchase our common stock granted pursuant to our Omnibus Securities Plan will vest and become exercisable. Immediately before the effective time of the merger, each outstanding stock option, whether or not vested or exercisable, will terminate and each holder of a terminated stock option will receive from us at the effective time of the merger a cash payment equal to the number of shares subject to his or her stock option multiplied by the excess, if any, of (1) the higher of the fair market value per share of our common stock immediately prior to the adoption of the merger agreement by our stockholders, or the merger consideration per share of our common stock, which is $44.00 per share, over
(2) the exercise price of the option, less any required withholding taxes.

PROCEDURES FOR EXCHANGE OF STOCK CERTIFICATES

    On the closing date of the merger, American National will deposit with a paying agent, for the benefit of holders of common stock and preferred stock, cash sufficient to pay the aggregate merger consideration. As soon as practicable after the effective time of the merger, the paying agent will mail to each record holder of our common stock or preferred stock a letter of transmittal and instructions for use in effecting the surrender of share certificates for payment of the merger consideration. YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATES UNTIL YOU RECEIVE THE INSTRUCTIONS AND A FORM OF LETTER OF TRANSMITTAL FROM THE PAYING AGENT.

    Holders of certificates who surrender their certificates to the paying agent, together with a properly completed and executed letter of transmittal, will be entitled to receive the merger consideration with respect to the shares represented by the certificate. The surrendered certificates will be cancelled. If the merger consideration is to be paid to a person other than the registered holder of the shares of our stock, the certificate surrendered must be properly endorsed or in proper form for transfer and any transfer or similar taxes must be paid by the person requesting the transfer or that person must establish to our satisfaction that such tax has been paid or is not applicable. No interest will be paid or will accrue on the merger consideration payable to the holders of our common stock or preferred stock. Any payment of the merger consideration will be reduced by the amount of any taxes required to be deducted and withheld with respect to such consideration under the Internal Revenue Code or any provision of state, local or foreign tax law. Any amounts withheld will be treated as having been paid to the holder of the shares of our common stock or preferred stock.

    After the effective time of the merger, there will be no further transfers of shares of our common stock or preferred stock on our stock transfer books.

    At any time following six months after the effective time, we may require the paying agent to deliver to us any funds, including any interest or income received with respect to those funds, which the paying agent has not disbursed. Thereafter, holders of certificates representing shares of our common stock or preferred stock immediately prior to the effective time of the merger, will be entitled to look only to us, as the surviving company in the merger (subject to abandoned property, escheat and other similar laws), for payment of the merger consideration.

    If your certificate has been lost, stolen or destroyed, you will be entitled to obtain payment only by signing an affidavit of that fact and, if required by us, posting a bond in a reasonable amount as directed by us as indemnity against any claim with respect to your certificate.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains representations and warranties made by us relating to, among other things:

    - our corporate organization, good standing, corporate power and authority and qualifications;

    - our capital structure;

    - ownership of the capital stock of our subsidiaries free and clear of all pledges, claims, liens and encumbrances;

    - the authorization, execution, delivery and enforceability of, and required consents, approvals and authorizations relating to, the merger agreement and the transactions contemplated by the merger agreement;

    - the accuracy of the information contained in our reports and financial statements filed with the SEC, and of the information contained in the annual statements of our insurance company subsidiaries filed with insurance regulatory authorities;

    - information supplied by us in this proxy statement;

    - the absence of certain changes or events in our business since the date of our most recent audited financial statements included in documents filed with the SEC;

    - our employee benefit plans and collective bargaining agreements and employment, severance, termination and indemnification agreements;

    - our tax returns and other tax matters;

    - our compliance with laws and permits;

    - litigation;

    - the absence of undisclosed liabilities;

    - Fox-Pitt, Kelton's fairness opinion;

    - our stockholder vote required to adopt the merger agreement;

    - the Rights Agreement and compliance with state anti-takeover laws;

    - broker's and finder's fees;

    - our material contracts;

    - insurance contracts issued and premium rates charged by our insurance company subsidiaries, reinsurance arrangements, actuarial reports and claims-paying ability rating from A.M. Best Company, Inc.;

    - insurance matters, insurance reserves and assessments by insurance guaranty associations;

    - the absence of any reason to believe that regulatory approvals required to complete the merger would be withheld; and

    - intellectual property.

    In addition, the merger agreement contains representations and warranties made by American National and American National Acquisition Company relating to, among other things:

    - their corporate organization, good standing, corporate power and authority and qualifications;

    - the capitalization of American National Acquisition Company;

    - the authorization, execution, delivery and enforceability of, and required consents, approvals and authorization relating to the merger agreement and the transactions contemplated by the merger agreement;

    - information supplied by American National and American National Acquisition Company in connection with this proxy statement;

    - availability of sufficient funds to pay the merger consideration and all fees related to the transactions under the merger agreement;

    - the absence of any reason to believe that regulatory approvals required to complete the merger would be withheld;

    - broker's and finder's fees;

    - the absence of share ownership in us; and

    - lack of business activities of American National Acquisition Company.

CONDUCT OF BUSINESS PENDING THE MERGER


    Under the merger agreement, we have agreed that before completion of the merger, we will carry on business only in the ordinary course consistent with past practice and use commercially reasonable efforts to preserve intact our current business organizations and relationships with our officers, employees, agents, insureds and reinsureds and others having business dealings with us.


    In addition to these agreements regarding the conduct of our business generally, we have agreed that, until the closing of the merger, we will not (with certain exceptions), without American National's prior consent:

    - declare, set aside or pay dividends on, or make other distributions in respect of, our capital stock, other than regular quarterly cash dividends on our preferred stock;

    - split, combine or reclassify any of our capital stock or issue or authorize the issuance of securities in respect of or in substitution for our capital stock;

    - engage in a recapitalization, merger, issuer tender or exchange offer or other similar transaction;

    - purchase, redeem or otherwise acquire any shares of our capital stock or rights with respect thereto, except for repurchases of shares or options pursuant to the terms of outstanding stock options and shares tendered for tax withholding under our Omnibus Securities Plan;

    - other than Rights issued pursuant to the Rights Agreement, issue, sell, grant, pledge or encumber any shares of our capital stock or other securities or rights with respect thereto other than pursuant to the exercise of stock options outstanding on the date of the merger agreement;

    - amend our certificate of incorporation or by-laws;

    - except for acquisitions of investment assets in the ordinary course of business consistent with past practice, acquire (1) an equity interest in any corporation, partnership or other entity or division or (2) any other asset (other than capital expenditures) that has a purchase price in excess of $500,000, with an aggregate limit of $2 million;

    - sell, lease, mortgage, encumber or subject to any lien (other than permitted liens) or dispose of any of our properties or assets for an amount in excess of $1 million, except in the ordinary course of business consistent with past practice (including sales of investment assets);

    - (1) incur, assume or guarantee any indebtedness, except in the ordinary course of business consistent with past practice, or (2) make any loans, advances or capital contributions to, or investments in, any person, other than to any of our subsidiaries and customary loans and advances to employees, and other than as to such matters related to our and our subsidiaries' investment portfolios in the ordinary course of business consistent with past practice;

    - make any tax election or settle or compromise any liability for taxes that would be reasonably expected to have a material adverse effect on us;

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
    - make any change in accounting methods, principles or practices materially affecting us, except as required by a change in applicable accounting principles;

    - make any capital expenditure involving a payment in excess of $500,000, with an aggregate limit of $3 million;

    - grant to specified executive officers any increase in compensation in excess of 4% of their prior year's base salary or grant to any officer (other than the specified officers) or other employee any increase in compensation, except in the ordinary course of business consistent with prior practice or as provided in the merger agreement;

    - provide to our officers and employees any profit sharing declared under our Profit Sharing and Money Purchase Plan or our Supplemental Profit Sharing and Money Purchase Plan in excess of specified amounts;

    - grant to any executive officer or other employee any increase in severance or termination pay, except to the extent currently required under applicable law or an agreement in effect as of the date of the merger agreement;

    - enter into any employment, severance or termination agreement with any executive officer or supervisory employee;

    - adjust the strike price of any stock options, issue any additional stock options or amend our Omnibus Securities Plan;

    - enter into or amend any material contracts; or

    - authorize, commit or agree to take, any of the actions described above.

NO SOLICITATION OF TRANSACTIONS

    We have agreed not to, and have agreed not to authorize or permit any of our officers, directors, employees or investment bankers, attorneys, accountants or other advisors, agents or representatives to, directly or indirectly:

    - solicit, initiate or knowingly encourage the submission of any acquisition proposal; or

    - participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, any acquisition proposal.

The term "acquisition proposal" means a proposal with respect to:

    - a consolidation, exchange of shares or merger of Farm Family, any of our insurance company subsidiaries or Farm Family Financial Services, Inc. with any person, other than American National;

    - the acquisition of beneficial ownership of 50% or more of the voting stock or other equity interest of Farm Family, any of our insurance company subsidiaries or Farm Family Financial Services, Inc. by any person; or

    - a sale, lease or transfer of 50% or more of the business or assets of Farm Family, any of our insurance company subsidiaries or Farm Family Financial Services, Inc. to any person, other than American National.

    However, we and our representatives may furnish information to, or enter into discussions or negotiations with, any person that makes an unsolicited acquisition proposal if:

    - our board of directors, upon advice received from outside counsel, determines in good faith that in order for our board of directors to comply with its fiduciary duties to our stockholders under applicable law it should take such action; and

    - we receive from the person making the acquisition proposal an executed confidentiality agreement in customary form.

    We have agreed to notify American National promptly of the receipt of any acquisition proposal and the material terms and conditions of that acquisition proposal, including the identity of the person making that acquisition proposal. We have also agreed to give American National reasonable notice of the material terms and conditions of an acquisition proposal prior to entering into a definitive agreement with respect to that acquisition proposal, and to negotiate with American National to make such adjustments in the terms and conditions of the merger agreement as would enable us to proceed with the transactions contemplated in the merger agreement.

FIDUCIARY DUTIES

    Except as described below, we have agreed that our board of directors will not:

    - withdraw or modify, in a manner adverse to American National, its approval or recommendation of the merger agreement or the merger;

    - approve or recommend any acquisition proposal; or

    - cause us to enter into a binding agreement to consummate any acquisition proposal.

    If we receive an unsolicited acquisition proposal, however, and our board of directors determines in good faith, upon advice received from outside counsel, that it is reasonably necessary to do so in order to comply with its fiduciary duties to our stockholders under applicable law, our board of directors may:

    - withdraw or modify, in a manner adverse to American National, its approval or recommendation of the merger agreement and the merger;

    - approve or recommend that acquisition proposal;

    - cause us to enter into an agreement to consummate that acquisition proposal; or

    - terminate the merger agreement.

    We are not prohibited from taking and disclosing to our stockholders a position contemplated by Rule 14e-2(a) promulgated under the Securities Exchange Act of 1934 or from making any disclosure to our stockholders which, in the good faith judgment of our board of directors based on the advice of outside counsel, is required under applicable law.

EMPLOYEE BENEFIT MATTERS

    The merger agreement provides that for 12 months following the effective time of the merger, all of our employees who continue to be employed after the merger will receive compensation and employee benefits that are no less favorable in the aggregate than those provided to these employees immediately prior to the closing of the merger. Subject to certain limitations, each employee entitled to these benefits will receive credit for service with us prior to the effective time of the merger for purposes of determining eligibility, vesting and, in some instances, benefits.

    The merger agreement also provides that:

    - Following the effective time of the merger, American National will cause us to continue our Officer Severance Pay Plan for our officers covered by the plan on the date of the merger agreement, other than four of our executive officers who have entered into employment agreements with us in connection with the merger.

    - For three years following the effective time of the merger, American National will provide, or cause us to provide, our employees and officers covered by our Officer Severance Pay Plan on the date of the merger agreement with severance benefits in the event they are terminated due to a job elimination in an amount which is not less than that provided under either our Employee Severance Pay Plan or our Officer Severance Pay Plan, whichever is applicable. In connection with the execution of the merger agreement, both of these plans were amended to provide a minimum severance benefit upon a termination due to job elimination during the period beginning on October 31, 2000 and ending on the third anniversary of the merger consisting of two weeks' base salary for each year of service with a minimum of four weeks' and a maximum of one year of base salary.

    - For the three years following the effective time of the merger, American National will continue to provide, or cause us to continue to provide, additional severance benefits to specified employees under our Special Severance Pay Plan, adopted by us in connection with the merger. This plan entitles participants who are terminated due to job elimination to a minimum severance benefit equal to one year's base salary, less any amount which participants are entitled to receive under our other severance plans.

    - American National will honor, or cause to be honored, all employment agreements and severance plans disclosed to American National.

    American National and we acknowledge in the merger agreement that we amended our Annual Incentive Plan to provide minimum bonus amounts for 2000 and for the period of 2001 prior to the merger for each participant in the plan, which will be paid not later than the closing date of the merger.

INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE

    The merger agreement requires us to indemnify and hold harmless our current and former officers, directors and employees for any matter existing or any act or omission occurring at or prior to the effective time of the merger, to the same extent provided under our certificate of incorporation and by-laws as in effect on the date of the merger agreement. The merger agreement further provides that for a period of not less than six years after the effective time of the merger, American National will cause our current directors' and officers' liability insurance policy to be maintained or, with American National's consent, we may purchase at or prior to the closing of the merger a run-off policy, in either case, providing coverage for matters existing or acts or omissions occurring at or prior to the effective time of the merger for all of our current and former officers, directors and employees. If American National maintains our existing policy, it will not be required to pay an annual premium for this insurance in excess of 200% of the current annual premium paid by us for this insurance and, in the event that the cost of the coverage exceeds that amount, American National will only be required to purchase as much coverage as possible for that amount. In lieu of maintaining our current insurance policy, American National may provide no less favorable coverage for each of these persons under either American National's policy or under a separate policy issued by their insurer.

ACCESS TO INFORMATION

    In the merger agreement, we have agreed to allow American National access to our properties, contracts, personnel and books and records. We further agreed to furnish to American National such information regarding our business, properties, financial condition, operations and personnel as American National may from time to time reasonably request.

STOCKHOLDERS MEETING

    In the merger agreement, we have agreed to convene a meeting of our stockholders to consider and vote on the adoption of the merger agreement. In addition, we have agreed that our board of directors, subject to its fiduciary obligations under applicable law, will solicit proxies from our stockholders with respect to the merger agreement and will recommend that our stockholders adopt the merger agreement.

REGULATORY FILINGS AND OTHER MATTERS

    The merger agreement requires American National and us to cooperate with each other and use commercially reasonable efforts to do or cause to be done all things necessary, proper or advisable to consummate the merger and the other transactions contemplated by the merger agreement. In this regard, American National and we agree to:

    - cooperate with each other and use commercially reasonable efforts to obtain all consents and approvals of all governmental authorities and third parties necessary to consummate the merger, free from conditions that would be reasonably expected to have a material adverse effect on us;

    - cooperate and make all necessary filings, as promptly as practicable, including those required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Securities Exchange Act of 1934, state securities and state insurance laws in order to facilitate the prompt consummation of the merger; and

    - promptly advise each other upon the receipt of communications from governmental authorities in connection with the merger, and furnish each other with all applications or communications in advance of filing with governmental authorities.

CONDITIONS TO COMPLETION OF THE MERGER

    American National's and our obligations to effect the merger are subject to the satisfaction or waiver, on or prior to the closing date of the merger, of the following conditions:

    - our stockholders shall have adopted the merger agreement;

    - all approvals required to be obtained from governmental authorities to complete the merger shall have been obtained free from any conditions that would be reasonably expected to have a material adverse effect on us;

    - the waiting period applicable to the consummation of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have terminated or expired; and

    - no court shall have issued any order or injunction, and there shall not be any statute, rule or regulation of any governmental authority, preventing the merger.

    In addition, American National's and American National Acquisition Company's obligations to complete the merger are also subject to the satisfaction or waiver by them, on or prior to the closing date of the merger, of the following conditions:

    - the representations and warranties made by us in the merger agreement shall be true and correct as of the date of the merger agreement and as of the closing date of the merger, unless made as of another date, in which case they shall be true and correct as of such date and except where the failure to be true and correct (without giving effect to any qualifications as to materiality in the representation), would not, individually or in the aggregate, have a material adverse effect on us; and

    - we shall have performed in all material respects all obligations required to be performed by us under the merger agreement.

    In addition, our obligation to complete the merger is also subject to the satisfaction or waiver by us, on or prior to the closing date of the merger, of the following conditions:

    - the representations and warranties made by American National and American National Acquisition Company in the merger agreement shall be true and correct as of the date of the merger agreement and as of the closing date of the merger, unless made as of another date, in which case they shall be true and correct as of such date and except where the failure to be true and correct (without giving effect to any qualification as to materiality in the representation), would not, individually or in the aggregate, materially impair American National's or American National Acquisition Company's ability to consummate the merger; and

    - American National and American National Acquisition Company shall have performed in all material respects all obligations required to be performed by them under the merger agreement.

    Other than conditions that are required by law, any conditions that are not satisfied may be waived by the party entitled to assert the condition.

TERMINATION OF MERGER AGREEMENT

    The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after our stockholders approve the merger:

    - by mutual written consent of American National and us by action of our respective boards of directors;

    - by either American National or us if:

      -- the approval by our stockholders of the merger agreement has not been obtained at the special meeting or at any adjournment of the special meeting;

      -- the merger is not completed by March 31, 2001; PROVIDED, HOWEVER, that the March 31, 2001 termination date will be automatically extended for up to 90 days if on March 31, 2001 any of the required approvals of governmental authorities have not been obtained but are being pursued diligently and all other conditions to the merger are satisfied. Neither we nor American National may terminate the merger agreement if our breach of any of our respective obligations under the merger agreement is the cause of the merger not being completed by the termination date;

      -- any governmental authority issues a final, nonappealable order prohibiting the merger; or

      -- our board of directors, after we receive an unsolicited acquisition proposal, determines in good faith, upon advice received from outside counsel, that it is reasonably necessary to do so in order to comply with its fiduciary duties to our stockholders under applicable law,
          (1) withdraws or modifies, in a manner adverse to American National, its approval or recommendation of the merger agreement and the merger,
          (2) approves or recommends that acquisition proposal, (3) causes us to enter into an agreement to consummate that acquisition proposal, or
          (4) terminates the merger agreement;

    - by us if American National or American National Acquisition Company breaches any representation, warranty, covenant or agreement in the merger agreement and that breach cannot be cured and would result in a condition to the closing under the merger agreement not being satisfied or, if that breach is curable, is not cured within 20 business days; or

    - by American National if we breach any representation, warranty, covenant or agreement in the merger agreement and that breach cannot be cured and would result in a condition to the closing under the merger agreement not being satisfied or, if that breach is curable, is not cured within 20 business days.

TERMINATION FEE

    Except as described below, the merger agreement provides that, whether or not the merger is consummated, American National and American National Acquisition Company will bear their own, and we will bear our own, fees and expenses in connection with the merger agreement and the merger.

    We have agreed to pay a termination fee of $7.5 million to American National if:

    - we receive an unsolicited acquisition proposal and our board of directors, after determining in good faith, upon advice received from outside counsel, that it is reasonably necessary to do so in order to comply with its fiduciary duties to our stockholders under applicable law:

      -- exercises its right to cause us to enter into an agreement to consummate that acquisition proposal;

      --  exercises its right to terminate the merger agreement; or

      -- exercises its right to (1) withdraw or modify, in a manner adverse to American National, its approval or recommendation of the merger agreement and the merger, or (2) approve or recommend that acquisition proposal and, as a result of our board taking the actions described in
          (1) or (2), American National terminates the merger agreement; or

    - the merger agreement is terminated by American National or us after a failure to obtain stockholder approval at the special meeting and prior to the special meeting any person has publicly made, or has publicly announced an intention to make, and has not withdrawn, a bona fide acquisition proposal, and within 12 months of termination of the merger agreement, a transaction implementing an acquisition proposal with that person or an affiliate of that person is consummated.

AMENDMENT AND WAIVER

    The merger agreement may be amended by the parties at any time prior to the effective time of the merger. After the approval of the merger by our stockholders, however, no amendment may be made without the approval of our stockholders if that approval is required by law. Further, at any time prior to the effective time of the merger, any party may extend the time for the performance of any obligation of any other party, waive any inaccuracy in the representations and warranties of any other party and, subject to amendments requiring the approval of our stockholders, waive compliance with any agreement or conditions of any other party.

                                 THE COMPANIES

FARM FAMILY

    The name of our company is Farm Family Holdings, Inc. and we are an insurance holding company incorporated in Delaware. Our principal operating subsidiaries are Farm Family Casualty and Farm Family Life. Farm Family Casualty and a subsidiary of Farm Family Life, United Farm Family Insurance Company, are specialized insurance companies that provide property and casualty insurance coverages to farms, agribusinesses and other generally related businesses and residents of rural and suburban communities. Farm Family Casualty was established in 1955 to meet certain insurance needs of Farm Bureau members in the Northeastern United States, and provides property and casualty insurance coverages to members of the state Farm Bureau organizations in New York, New Jersey, Delaware, West Virginia and all of the New England states. Membership in a state or county Farm Bureau is a prerequisite for voluntary insurance coverage with Farm Family Casualty, except for our employees and employees of our affiliates. United Farm Family Insurance Company provides similar property and casualty insurance products in Pennsylvania and Maryland. Membership in a state or county Farm Bureau organization is not a prerequisite for purchasing insurance coverage from United Farm Family Insurance Company. United Farm Family Insurance Company began operations in these states during 1998. Farm Family Life, which we acquired in 1999, provides life insurance, annuity and accident and health insurance coverages principally to members of the Farm Bureaus in the same states as Farm Family Casualty, and also writes insurance in Pennsylvania and Maryland. Membership in a state or county Farm Bureau is not a prerequisite for purchasing insurance coverage from Farm Family Life.

    Farm Family Casualty, Farm Family Life and United Farm Family Insurance Company share the same agency force, certain employees and office facilities. We market our insurance products through more than 300 agents and general agents who are located primarily in the rural and suburban communities we serve.

    We were incorporated under the laws of the State of Delaware in 1996. Our principal executive offices are located at 344 Route 9W, Glenmont, New York 12077, and our telephone number is (518) 431-5000. For additional information regarding our company and its business, see "Where You Can Find More Information."

AMERICAN NATIONAL

    American National Insurance Company is a Texas domiciled insurance company with over $9 billion in assets according to its 1999 Annual Report to Stockholders. Chartered in 1905, the company, itself or through its subsidiaries, offers a broad line of insurance coverages, including individual and group life, health, and annuities, personal lines property and casualty, and credit insurance. Although the majority of its revenues are generated by insurance business, American National, through its non-insurance subsidiaries, also offers mutual funds. American National and its subsidiaries conduct insurance business in all 50 states, as well as in the District of Columbia, Puerto Rico, Guam, American Samoa and Mexico. American National is also authorized to sell its products to American military personnel in Western Europe. American National and its insurance subsidiaries provide service to more than 3.4 million policyowners. The common stock of American National trades on the Nasdaq National Market under the symbol "ANAT". The principal executive offices of American National are located at One Moody Plaza, Galveston, Texas 77550, and its telephone number is (409) 763-4661.

AMERICAN NATIONAL ACQUISITION COMPANY

    American National Acquisition Company, a Delaware corporation, is a wholly owned subsidiary of American National. American National formed American National Acquisition Company shortly before execution of the merger agreement for the purpose of carrying out the merger. American National Acquisition Company has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement. American National Acquisition Company will be merged with and into Farm Family and Farm Family will become a wholly owned subsidiary of American National. The principal executive offices of American National Acquisition Company are located at One Moody Plaza, Galveston, Texas 77550, and its telephone number is
(409) 763-4661.

          STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


    The following tables set forth information regarding the beneficial ownership of our common stock and preferred stock as of January 8, 2001 by
(i) each director, (ii) our Chief Executive Officer and each of our other four most highly compensated executive officers, (iii) all of our executive officers and directors as a group and (iv) each person who is known by us to be the beneficial owner of more than 5% of our common stock or preferred stock. Except as noted below, each person listed in the table has sole investment and voting power with respect to the shares held by such person. This information has been furnished by the persons listed in this table.


                         STOCK OWNERSHIP OF MANAGEMENT


                                                                AMOUNT AND
                                                           NATURE OF BENEFICIAL           % OF
NAME OF BENEFICIAL OWNER                                       OWNERSHIP(1)           COMMON STOCK
------------------------                                   --------------------       ------------
Clark W. Hinsdale III....................................             210(2)                 *
Stephen J. George........................................             100                    *
Philip P. Weber..........................................         126,037(3)              2.06%
James J. Bettini.........................................          60,683(4)              1.00%
Victoria M. Stanton......................................          61,295(5)              1.01%
Timothy A. Walsh.........................................          60,960(6)              1.01%
William T. Conine........................................          11,870(7)                 *
Robert L. Baker..........................................           1,133(8)                 *
Wayne R. Bissonette......................................               0(9)                 *
Randolph C. Blackmer, Jr.................................             800(10)                *
Joseph E. Calhoun........................................              73(11)                *
James V. Crane...........................................             350(12)                *
Sandra A. George.........................................               0(13)                *
Gordon H. Gowen..........................................           1,017(14)                *
Jon R. Greenwood.........................................           1,479(15)                *
Denzil D. Huff...........................................              70(16)                *
Arthur D. Keown, Jr......................................               0(17)                *
W. Bruce Krenning........................................              30(18)                *
John W. Lincoln..........................................             167(19)                *
Wayne A. Mann............................................              67(20)                *
Frank W. Matheson........................................             372(21)                *
John P. Moskos...........................................               0                    *
Norma R. O'Leary.........................................           1,216(22)                *
John I. Rigolizzo, Jr....................................              27(23)                *
William M. Stamp, Jr.....................................             534(24)                *
Charles A. Wilfong.......................................             643(25)                *
Tyler P. Young...........................................             227(26)                *
All directors and executive officers as a group (30
  persons)...............................................         347,711(27)             5.48%


------------------------

*   less than 1%

                                                  (FOOTNOTES BEGIN ON NEXT PAGE)

                 HOLDERS OF GREATER THAN 5% OF OUR COMMON STOCK


                                                                AMOUNT AND
                                                           NATURE OF BENEFICIAL           % OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            OWNERSHIP             COMMON STOCK
------------------------------------                       --------------------       ------------
FMR Corp. ...............................................         500,000(28)             8.33%
82 Devonshire Street
Boston, MA 02109
Parsimony Limited .......................................         403,500(29)             6.72%
Piermont House
33/35 Pier Road
St. Helier, Jersey
Channel Island JE 8X3
New York Farm Bureau, Inc. ..............................         341,599(30)             5.70%
Route 9W, Box 992
Glenmont, NY 12077-0992
W. R. Berkley Corporation ...............................         325,900(31)             5.43%
165 Mason Street
P.O. Box 2518
Greenwich, CT 06836-2518
Gotham Partners, L.P., ..................................         316,400(32)             5.27%
  Gotham Partners II, L.P. and
  Gotham International Advisors, L.L.C.
110 E. 42nd Street, 18th Floor
New York, NY 10017


               HOLDERS OF GREATER THAN 5% OF OUR PREFERRED STOCK


                                                               AMOUNT AND
                                                          NATURE OF BENEFICIAL            % OF
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNERSHIP             PREFERRED STOCK
------------------------------------                      --------------------       ---------------
New York Farm Bureau, Inc. .............................         64,682                   39.63%
Route 9W, Box 992
Glenmont, NY 12077-0992
New Jersey Farm Bureau .................................         44,100                   27.02%
168 West State Street
Trenton, NJ 08608
Massachusetts Farm Bureau Federation, Inc. .............         19,109                   11.71%
466 Chestnut Street
Ashland, MA 01721-2299
Connecticut Farm Bureau Association, Inc. ..............         13,229                    8.11%
510 Pigeon Hill Road
Windsor, CT 07095-2141


------------------------

(1) No beneficial owner in this table holds any of our preferred stock except as otherwise indicated in the notes hereto.


(2) Excludes 667 shares of our common stock and 33 shares of our preferred stock owned by Vermont Farm Bureau, Inc. and its affiliates. Mr. Hinsdale is President and a Director of Vermont Farm Bureau, Inc.



(3) Represents 1,537 shares as to which voting and investment power are shared with Brenda Lee Weber and options to acquire 124,500 shares that may be exercised within 60 days.



(4) Represents 223 shares as to which voting and investment power are shared with Marie C. Bettini and options to acquire 60,460 shares that may be exercised within 60 days.

(5) Includes 685 shares as to which voting and investment power are shared with Randy M. Sweeney and options to acquire 60,460 shares that may be exercised within 60 days.



(6) Includes options to acquire 60,460 shares that may be exercised within 60 days.



(7) Represents 270 shares as to which voting and investment power are shared with Judith Conine and options to acquire 11,600 shares that may be exercised within 60 days.


(8) Represents 33 shares as to which voting and investment power are shared with Pamela M. Baker, 86 shares as to which voting and investment power are shared with Delaware Produce Growers, Inc., 744 shares as to which voting and investment power are shared with Baker Farms, Inc. and 270 shares held by the Robert L. Baker Revocable Trust. Excludes 38,645 shares of our common stock and 7,349 shares of our preferred stock owned by Delaware State Farm Bureau, Inc. Mr. Baker is President and a Director of Delaware State Farm Bureau, Inc.


(9) Excludes 667 shares of our common stock and 33 shares of our preferred stock owned by Vermont Farm Bureau, Inc. and its affiliates. Mr. Bissonette is First Vice President and a Director of Vermont Farm Bureau, Inc.


(10) Represents shares as to which voting and investment power are shared with Myrtie I. Blackmer or Ag Services, Inc. Excludes 69,540 shares of our common stock and 13,229 shares of our preferred stock owned by Connecticut Farm Bureau Association, Inc. Mr. Blackmer is President and a Director of Connecticut Farm Bureau Association, Inc.

(11) Represents shares as to which voting and investment power are shared with Bessie J. Calhoun.

(12) Represents shares as to which voting and investment power are shared with Crane Bros., Inc. Excludes 15,846 shares of our common stock and 2,943 shares of our preferred stock owned by Maine Farm Bureau Association and its affiliates. Mr. Crane is a Director of Maine Farm Bureau Association.

(13) Excludes 15,846 shares of our common stock and 2,943 shares of our preferred stock owned by Maine Farm Bureau Association and its affiliates. Ms. George is President and a Director of Maine Farm Bureau Association.

(14) Includes 929 shares as to which voting and investment power are shared with Elizabeth R. Gowen.

(15) Represents shares as to which voting and investment power are shared with Linda R. Greenwood.

(16) Represents shares as to which voting and investment power are shared with Rita F. Huff. Excludes 37,935 shares of our common stock and 5,882 shares of our preferred stock owned by West Virginia Farm Bureau, Inc. Mr. Huff is Vice President and a Director of West Virginia Farm Bureau, Inc.

(17) Excludes 100,959 shares of our common stock and 19,109 shares of our preferred stock owned by Massachusetts Farm Bureau Federation, Inc. Mr. Keown is President and a Director of Massachusetts Farm Bureau Federation, Inc.

(18) Represents shares as to which voting and investment power are shared with Diane Z. Krenning. Excludes 341,599 shares of our common stock and 64,682 shares of our preferred stock owned by New York Farm Bureau, Inc.
    Mr. Krenning is Vice President and a Director of New York Farm Bureau, Inc.

(19) Includes 113 shares as to which voting and investment power are shared with
    S. Anne Lincoln. Excludes 341,599 shares of our common stock and 64,682 shares of our preferred stock owned by New York Farm Bureau, Inc.
    Mr. Lincoln is President and a Director of New York Farm Bureau, Inc.

(20) Represents shares as to which voting and investment power are shared with Ruth F. Mann. Excludes 233 shares of our common stock and 5 shares of our preferred stock owned by New Hampshire Farm Bureau Federation. Mr. Mann is President and a Director of New Hampshire Farm Bureau Federation.

(21) Includes 69 shares as to which voting and investment power are shared with Eunice Matheson. Excludes 100,959 shares of our common stock and 19,109 shares of our preferred stock owned by Massachusetts Farm Bureau Federation, Inc. and 813 shares of our common stock owned by

    Middlesex County Farm Bureau. Mr. Matheson is Vice President and a Director of Massachusetts Farm Bureau Federation, Inc. and a Director and Financial Advisor of Middlesex County Farm Bureau.

(22) Includes 71 shares as to which voting and investment power are shared with Ernest J. O'Leary.

(23) Represents shares as to which voting and investment power are shared with Marita Rigolizzo. Excludes 232,523 shares of our common stock and 44,100 shares of our preferred stock owned by New Jersey Farm Bureau.
    Mr. Rigolizzo is President and a Director of New Jersey Farm Bureau.

(24) Includes 297 shares as to which voting and investment power are shared with Stamp Farm Enterprises, Inc. or Carol Stamp. Excludes 31,972 shares of our common stock and 5,882 shares of our preferred stock owned by Rhode Island Farm Bureau Federation, Inc. Mr. Stamp is President and a Director of Rhode Island Farm Bureau Federation, Inc.

(25) Represents shares as to which voting and investment power are shared with Linda Wilfong. Excludes 37,935 shares of our common stock and 5,882 shares of our preferred stock owned by West Virginia Farm Bureau, Inc. Mr. Wilfong is President and a Director of West Virginia Farm Bureau, Inc.

(26) Represents shares as to which voting and investment power are shared with Karla K. Young. Excludes 31,972 shares of our common stock and 5,882 shares of our preferred stock owned by Rhode Island Farm Bureau Federation, Inc. Mr. Young is Vice President and a Director of Rhode Island Farm Bureau Federation, Inc.


(27) Includes options to acquire 335,680 shares that may be exercised within 60 days.


(28) Based on Schedule 13G/A dated February 14, 2000 filed with the Securities and Exchange Commission by FMR Corp. which has the sole dispositive power over 500,000 shares and the voting power over 0 shares.

(29) Based on Schedule 13D dated March 2, 2000 filed with the SEC by Parsimony Limited which has the sole dispositive power and the sole voting power over 403,500 shares.

(30) Based on Schedule 13D dated April 16, 1999 filed with the SEC by New York Farm Bureau Service Company, Inc., and New York Farm Bureau, Inc. which have the sole dispositive power and the sole voting power over 341,599 shares.

(31) Based on Schedule 13G/A dated February 8, 1999 filed with the SEC by W. R. Berkley Corporation which has the sole dispositive power and the sole voting power over 325,900 shares.

(32) Based on Schedule 13G/A dated February 15, 2000 filed with the SEC by Gotham Partners, L.P., Gotham Partners II, L.P. and Gotham International Advisors, L.L.C. Gotham Partners, L.P. has the sole dispositive power and the sole voting power over 252,634 shares. Gotham Partners II, L.P. has the sole dispositive power and the sole voting power over 4,441 shares. Gotham International Advisors, L.L.C. has the sole dispositive power and the sole voting power over 59,325 shares.

                      WHERE YOU CAN FIND MORE INFORMATION

    As required by the Securities Exchange Act of 1934, we file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the SEC located at: Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. We make filings of reports, proxy statements and other information pursuant to the Securities Exchange Act of 1934 with the SEC electronically, and such materials may be inspected and copied at the SEC's Web site, http://www.sec.gov. In addition, material filed by us can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005, on which the shares of our common stock are listed.

    The SEC allows us to "incorporate by reference" information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by the reference is considered to be part of this proxy statement, and later information filed with the SEC will update and supersede the information in this proxy statement. This proxy statement incorporates by reference the documents listed below that were previously filed by us with the SEC. These documents contain important information about us and our finances.

    (1) Annual Report on Form 10-K of Farm Family for the fiscal year ended December 31, 1999;

    (2) Proxy Statement on Schedule 14A of Farm Family filed on March 16, 2000;


    (3) Quarterly Reports on Form 10-Q of Farm Family for the fiscal quarters ended September 30, 2000, June 30, 2000 and March 31, 2000;


    (4) Current Reports on Form 8-K of Farm Family filed on March 2, 2000, April 27, 2000, May 5, 2000, July 28, 2000, November 1, 2000 and November 7, 2000; and

    (5) Registration Statement on Form 8-A of Farm Family filed on July 30, 1997, Current Report on Form 8-K of Farm Family filed on July 30, 1997, Amended Registration Statement on Form 8-A/A of Farm Family filed on June 14, 1999, Current Report on Form 8-K/A of Farm Family filed on June 14, 1999 and Amended Registration Statement on Form 8-A/A of Farm Family filed on November 3, 2000.

    All documents subsequently filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this proxy statement and prior to our special meeting shall be deemed to be incorporated by reference into this proxy statement and to be a part of this proxy statement from the date of the filing of such documents. Any statement contained herein, or in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.


    Documents incorporated by reference are available from us, without charge, excluding any exhibits to the documents unless the exhibit is specifically incorporated by reference into those documents. Stockholders may obtain these documents by requesting them in writing or by telephone at the following address: Farm Family Holdings, Inc., Attention: Corporate Secretary, P.O. Box 656, Albany, New York 12201-0656, if sent by mail, or 344 Route 9W, Glenmont, New York 12077, if sent by hand, express mail or overnight courier, telephone number (518) 431-5000. In order to ensure timely delivery of the documents, any request should be made before February 13, 2001.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MERGER. NEITHER WE NOR AMERICAN NATIONAL HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM OR IN ADDITION TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANUARY 10, 2001. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN JANUARY 10, 2001, AND THE MAILING OF THE PROXY STATEMENT TO OUR STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.


                            INDEPENDENT ACCOUNTANTS

    Our consolidated financial statements incorporated in this proxy statement by reference to our 1999 Annual Report on Form 10-K have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    Representatives of PricewaterhouseCoopers LLP will be present at the special meeting and will have an opportunity to make a statement, if so desired. They will also be available to respond to appropriate questions from stockholders in attendance.

                             STOCKHOLDER PROPOSALS

    If we complete the merger, we will no longer have public stockholders or any public participation in our stockholder meetings. If we do not complete the merger, we intend to hold our next annual stockholder meeting in April 2001. In that case, if you are still a stockholder as of the record date of such meeting, you would continue to be entitled to attend and participate in our stockholder meetings.

    Our by-laws require a stockholder who intends to bring business before any annual meeting to provide advanced written notice of this intention to our Corporate Secretary not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. If the date of the annual meeting has been advanced or delayed by more than 30 days from the anniversary date of the immediately preceding annual meeting, notice must be received not later than the close of business on the 10th day following the day on which the notice of the annual meeting was mailed or a public disclosure of the date of the annual meeting was made, whichever first occurs. While we have not set the date of the 2001 annual meeting, assuming it is held on April 24, 2001, as was expected at the time of our 2000 annual meeting and set forth in the proxy statement for our 2000 annual meeting, stockholders must submit this written notice to our Corporate Secretary not earlier than January 25, 2001 or later than February 26, 2001.


    In accordance with federal securities laws, proposals to be submitted by our stockholders for consideration at our next annual meeting and inclusion in our 2001 annual meeting proxy statement must have been received by our Corporate Secretary at the address set forth below, not later than November 17, 2000. SEC rules establish standards as to which stockholder proposals are required to be included in a proxy statement for an annual meeting. We will only consider proposals for inclusion in our proxy statement for an annual meeting that satisfy the requirements of applicable SEC rules.



    The foregoing is only a summary of the detailed provisions of our by-laws and is qualified by reference to the text thereof. Stockholders wishing to submit a proposal should review our by-law requirements regarding proposals by stockholders and should communicate with our Corporate Secretary at Farm Family Holdings, Inc., P.O. Box 656, Albany, New York 12201-0656, if sent by mail, or 344 Route 9W, Glenmont, New York 12077, if sent by hand, express mail or overnight courier, for further information.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

    This proxy statement and the other documents incorporated herein by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current knowledge, expectations, estimates, beliefs and assumptions and can be identified by phrases using "intend," "estimate," "anticipate," "believe," "expect," "predict," "project," "plan," "potential," "future," "may," "should" and similar expression or words, although not every forward-looking statement includes these words.

    The forward-looking statements in this proxy statement and the other documents incorporated herein by reference include, but are not limited to, statements of the plans and objectives of each of American National and us or American National's or our managements, statements of future economic performance and assumptions underlying statements regarding American National and us or American National's or our businesses. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this proxy statement and the other documents incorporated herein by reference are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside American National's and our control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the following:

    - satisfaction of the closing conditions set forth in the merger agreement, including the approval of our stockholders and approval of the New York Insurance Department;

    - the risk of a significant delay in the expected completion of the merger;

    - exposure to catastrophic loss;

    - the frequency and severity of weather related losses;

    - geographic concentration of loss exposure in New York, New Jersey and the Northeastern United States generally;

    - the effect of regulatory changes governing personal automobile insurance in New Jersey and the impact thereof on our direct written premium, losses and loss adjustment expenses;

    - the risks associated with the legislative, regulatory and competitive environments in the states in which we currently operate;

    - heightened competition, including specifically the intensification of competition, failure to obtain new customers or to retain existing customers;

    - our primary reliance, as a holding company, on dividends from our subsidiaries and the applicable regulatory restrictions on the ability of our subsidiaries to pay such dividends;

    - conditions specific to the insurance industry, including its cyclical nature, regulatory changes and conditions, rating agency policies and practices, competitive factors, claims development and the impact thereof on loss reserves and our reserving policy, and the adequacy of our reinsurance programs;

    - developments in the securities markets and the impact of those developments on our investment portfolio;

    - tax law changes;

    - an increase in policyholder lapses for our life insurance segment and an adverse impact on the attractiveness of certain life insurance segment products;

    - significant variations of actual experience from assumptions regarding future morbidity, persistency, lapse rates, expenses, mortality, and interests rates used in calculating reserve and liability amounts for our life insurance segment and in developing pricing and other terms of life insurance products; and

    - other risk factors listed from time to time in our SEC filings including Form 10-K filed for the year ended December 31, 1999 and Forms 10-Q filed for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000.


    Please note that the list provided above is not intended to be exhaustive, as many other factors could also affect the results described by forward-looking statements contained in this proxy statement and the other documents incorporated herein by reference. Moreover, you are cautioned not to place undue reliance on forward-looking statements, which reflect management's view only as of the date of this proxy statement. All forward-looking statements included in this proxy statement and the other documents incorporated herein by reference and all subsequent forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.

                                                                         ANNEX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          AGREEMENT AND PLAN OF MERGER
                                     AMONG
                      AMERICAN NATIONAL INSURANCE COMPANY,
                     AMERICAN NATIONAL ACQUISITION COMPANY,
                                      AND
                           FARM FAMILY HOLDINGS, INC.

                          DATED AS OF OCTOBER 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I        THE MERGER.......................................................   A-1
  Section 1.1.   The Merger.......................................................   A-1
  Section 1.2.   Closing..........................................................   A-1
  Section 1.3.   Effective Time...................................................   A-1
  Section 1.4.   Effects of the Merger............................................   A-1
  Section 1.5.   Certificate of Incorporation; By-laws............................   A-2
  Section 1.6.   Directors and Officers...........................................   A-2

ARTICLE II       EFFECT OF THE MERGER ON SECURITIES...............................   A-2
  Section 2.1.   Effect on Common Stock and Preferred Stock.......................   A-2
                 (a)  Cancellation of Treasury Stock and Parent-Owned Stock.......   A-2
                 (b)  Conversion of Subsidiary Common Stock.......................   A-2
                 (c)  Conversion of Common Stock and Preferred Stock..............   A-2
  Section 2.2.   Dissenting Shares................................................   A-3
  Section 2.3.   Surrender of Shares; Stock Transfer Books........................   A-3
                 (a)  Paying Agent................................................   A-3
                 (b)  Surrender of Shares.........................................   A-3
                 (c)  Exchange Fund...............................................   A-4
                 (d)  No Further Ownership Rights in Common Stock or Preferred
                      Stock.......................................................   A-4
                 (e)  Lost Certificates...........................................   A-4
                 (f)  Adjustments to Prevent Dilution.............................   A-4
  Section 2.4.   Stock Options....................................................   A-5

ARTICLE III      REPRESENTATIONS AND WARRANTIES...................................   A-5
  Section 3.1.   Representations and Warranties of the Company....................   A-5
                 (a)  Organization, Standing and Corporate Power..................   A-5
                 (b)  Certificates of Incorporation and By-laws; Minute Books.....   A-6
                 (c)  Capital Structure...........................................   A-6
                 (d)  Authority; Noncontravention.................................   A-7
                 (e)  SEC Documents; Financial Statements.........................   A-8
                 (f)  Information in Proxy Statement..............................   A-8
                 (g)  Absence of Certain Changes or Events........................   A-8
                 (h)  Benefit Plans...............................................   A-9
                 (i)  Taxes.......................................................  A-10
                 (j)  No Excess Parachute Payments................................  A-11
                 (k)  Compliance with Applicable Laws.............................  A-11
                 (l)  Litigation..................................................  A-12
                 (m)  Undisclosed Liabilities.....................................  A-12
                 (n)  Opinion of Financial Advisor................................  A-12
                 (o)  Voting Requirements.........................................  A-12
                 (p)  Rights Agreement; Takeover Statutes.........................  A-12
                 (q)  Brokers.....................................................  A-12
                 (r)  Material Contracts..........................................  A-12
                 (s)  Insurance Business..........................................  A-13
                 (t)  Liabilities and Reserves....................................  A-14
                 (u)  Approvals and Permits.......................................  A-14
                 (v)  Intellectual Property.......................................  A-14

  Section 3.2.   Representations and Warranties of Parent and Subsidiary..........  A-15
                 (a)  Organization, Standing and Corporate Power..................  A-15
                 (b)  Capitalization of Subsidiary................................  A-15
                 (c)  Authority; Noncontravention.................................  A-15
                 (d)  Information in Proxy Statement..............................  A-16
                 (e)  Financing...................................................  A-16
                 (f)  Approvals and Permits.......................................  A-16
                 (g)  Brokers.....................................................  A-16
                 (h)  Share Ownership.............................................  A-16
                 (i)  Interim Operations..........................................  A-17

ARTICLE IV       COVENANTS RELATING TO CONDUCT OF BUSINESS PRIOR TO MERGER........  A-17
  Section 4.1.   Conduct of Business of the Company...............................  A-17

ARTICLE V        ADDITIONAL AGREEMENTS............................................  A-18
  Section 5.1.   Proxy Statement..................................................  A-18
  Section 5.2.   Stockholders Meeting.............................................  A-19
  Section 5.3.   Access to Information; Confidentiality...........................  A-19
  Section 5.4.   Commercially Reasonable Efforts..................................  A-19
  Section 5.5.   Benefit Plans....................................................  A-19
  Section 5.6.   Indemnification and Insurance....................................  A-20
  Section 5.7.   Public Announcements.............................................  A-22
  Section 5.8.   Acquisition Proposals............................................  A-22
  Section 5.9.   Fiduciary Duties.................................................  A-23
  Section 5.10.  Certain Fees.....................................................  A-23
  Section 5.11.  Consents, Approvals and Filings..................................  A-23
  Section 5.12.  Employment Agreements............................................  A-24

ARTICLE VI       CONDITIONS PRECEDENT.............................................  A-24
  Section 6.1.   Conditions to Each Party's Obligation to Effect the Merger.......  A-24
                 (a)  Stockholder Approval........................................  A-24
                 (b)  Governmental, Regulatory Consents...........................  A-24
                 (c)  HSR Act.....................................................  A-24
                 (d)  No Injunctions or Restraints................................  A-25
  Section 6.2.   Conditions to Obligations of Parent and Subsidiary...............  A-25
                 (a)  Representations and Warranties..............................  A-25
                 (b)  Performance of Obligations of the Company...................  A-25
  Section 6.3.   Conditions to Obligation of the Company..........................  A-25
                 (a)  Representations and Warranties..............................  A-25
                 (b)  Performance of Obligations of Parent and Subsidiary.........  A-25
  Section 6.4.   Frustration of Closing Conditions................................  A-25

ARTICLE VII      TERMINATION, AMENDMENT AND WAIVER................................  A-26
  Section 7.1.   Termination......................................................  A-26
  Section 7.2.   Effect of Termination............................................  A-26
  Section 7.3.   Amendment........................................................  A-26
  Section 7.4.   Extension; Waiver................................................  A-27
  Section 7.5.   Procedure for Termination, Amendment, Extension or Waiver........  A-27

ARTICLE VIII     GENERAL PROVISIONS...............................................  A-27
  Section 8.1.   Nonsurvival of Representations and Warranties....................  A-27
  Section 8.2.   Fees and Expenses................................................  A-27

  Section 8.3.   Certain Definitions..............................................  A-27
  Section 8.4.   Notices..........................................................  A-28
  Section 8.5.   Interpretation...................................................  A-29
  Section 8.6.   Counterparts.....................................................  A-29
  Section 8.7.   Entire Agreement; No Other Representations; Third-Party
                 Beneficiaries....................................................  A-29
  Section 8.8.   Governing Law....................................................  A-29
  Section 8.9.   Assignment.......................................................  A-29
  Section 8.10.  Enforcement and Consent to Jurisdiction..........................  A-29
  Section 8.11.  Severability.....................................................  A-30

                             INDEX OF DEFINED TERMS

TERM                                                             SECTION
----                                                             -------
Acquisition Proposal........................................         5.8
affiliate...................................................      8.3(a)
Agent.......................................................  3.1(s)(ii)
Agreement .....................................   Introductory Paragraph
Annual Statements...........................................  3.1(e)(ii)
Benefit Plans...............................................   3.1(h)(i)
Best........................................................      3.1(a)
Bonus Plan..................................................      5.5(c)
By-laws.....................................................      1.5(b)
Certificate of Incorporation................................      1.5(a)
Certificates................................................      2.3(b)
Closing.....................................................         1.2
Closing Date................................................         1.2
Code........................................................  3.1(h)(ii)
Commonly Controlled Entity..................................  3.1(h)(ii)
Common Merger Consideration.................................      2.1(c)
Common Stock................................................         2.1
Company .......................................   Introductory Paragraph
Company By-laws.............................................      3.1(b)
Company Certificate.........................................      3.1(b)
Company Disclosure Schedules................................         3.1
Company Insurance Contracts.................................   3.1(s)(i)
Company Material Adverse Effect.............................      3.1(a)
Confidentiality Agreement...................................         5.3
Continuing Employees........................................      5.5(a)
Contract....................................................      8.3(f)
Delaware Secretary of State.................................         1.3
DGCL........................................................         1.1
Designated Officers.........................................      8.3(g)
Dissenting Shares...........................................         2.2
D&O Insurance...............................................      5.6(c)
Effective Time..............................................         1.3
ERISA.......................................................   3.1(h)(i)
Exchange Act................................................      3.1(d)
Exchange Fund...............................................      2.3(a)
FFCIC.......................................................      3.1(a)
FFLIC.......................................................      3.1(a)
Filed SEC Documents.........................................      3.1(g)
Form 10-K...................................................      3.1(m)
GAAP........................................................      8.3(b)
Governmental Entity.........................................      3.1(d)
HSR Act.....................................................      3.1(d)
Indemnified Parties.........................................      5.6(a)
Insurance Laws..............................................   3.1(k)(i)
Insurance Regulator.........................................  3.1(e)(ii)
Insurers....................................................  3.1(e)(ii)
Intellectual Property.......................................   3.1(v)(i)

TERM                                                             SECTION
----                                                             -------
knowledge...................................................      8.3(e)
Laws........................................................  3.1(k)(ii)
Liens.......................................................      3.1(c)
Maximum Premium.............................................      5.6(c)
Merger......................................................    Recitals
Merger Consideration........................................      2.1(c)
New York Court..............................................        8.10
Option Consideration........................................      2.4(a)
Parent ........................................   Introductory Paragraph
Parent Disclosure Schedule..................................         3.2
Parent Material Adverse Effect..............................      3.2(a)
Paying Agent................................................      2.3(a)
PBGC........................................................  3.1(h)(ii)
Permitted Lien..............................................      8.3(b)
person......................................................      8.3(c)
Preferred Merger Consideration..............................      2.1(c)
Preferred Stock.............................................         2.1
Proxy Statement.............................................      3.1(d)
Reinsurance Contracts.......................................  3.1(s)(iii)
Representatives.............................................         5.8
Rights......................................................      3.1(c)
Rights Agreement............................................      3.1(c)
SAP.........................................................  3.1(e)(ii)
SEC.........................................................      3.1(d)
SEC Documents...............................................   3.1(e)(i)
Securities Act..............................................   3.1(e)(i)
State Insurance Approvals...................................      3.1(d)
Stockholder Approval........................................      3.1(d)
Stock Option................................................      2.4(a)
Stock Option Plan...........................................      2.4(a)
Stockholders Meeting........................................         5.2
Stub Period Bonuses.........................................      5.5(c)
Subsidiary ....................................   Introductory Paragraph
subsidiary..................................................      8.3(d)
Surviving Corporation.......................................         1.1
Tax Returns.................................................   3.1(i)(v)
Taxes.......................................................   3.1(i)(v)
2000 Bonuses................................................      5.5(c)

                 AGREEMENT AND PLAN OF MERGER (the "AGREEMENT")
                          DATED AS OF OCTOBER 31, 2000
                                     AMONG
                      AMERICAN NATIONAL INSURANCE COMPANY,
                     A TEXAS INSURANCE COMPANY ("PARENT"),
                     AMERICAN NATIONAL ACQUISITION COMPANY,
                     A DELAWARE CORPORATION ("SUBSIDIARY"),
                                      AND
                          FARM FAMILY HOLDINGS, INC.,
                    A DELAWARE CORPORATION (the "COMPANY").

    WHEREAS, the Board of Directors of each of Parent, Subsidiary and the Company has adopted resolutions approving this Agreement, pursuant to which Subsidiary shall be merged with and into the Company (the "MERGER"); and

    WHEREAS, Parent, Subsidiary and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

    NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                   ARTICLE I
                                   THE MERGER

    Section 1.1. THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Subsidiary shall be merged with and into the Company at the Effective Time (as hereinafter defined). Upon the Effective Time, the separate existence of Subsidiary shall cease, and the Company shall continue as the surviving corporation (the "SURVIVING CORPORATION").

    Section 1.2. CLOSING. Unless this Agreement shall have been terminated pursuant to Section 7.1 and subject to the satisfaction or waiver of each of the conditions set forth in Article VI, the closing of the Merger (the "CLOSING") shall take place at 10:00 a.m. on the date that is the fifth business day following the date on which the last to be fulfilled or waived of the conditions set forth in Section 6.1 shall be fulfilled or waived in accordance with this Agreement (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of those conditions), at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York, unless another date, time or place is agreed to in writing by the parties hereto. The actual date and time of the Closing are herein referred to as the "CLOSING DATE".

    Section 1.3. EFFECTIVE TIME. The parties hereto will file with the Secretary of State of the State of Delaware (the "DELAWARE SECRETARY OF STATE") on the date of the Closing (or on such other later date as Parent and the Company may agree in writing) a certificate of merger or other appropriate documents, executed in accordance with the relevant provisions of the DGCL, and make all other filings or recordings required under the DGCL in connection with the Merger. The Merger shall become effective upon the filing of the certificate of merger with the Delaware Secretary of State, or at such later time as is specified in the certificate of merger (the "EFFECTIVE TIME").

    Section 1.4. EFFECTS OF THE MERGER. The Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Subsidiary shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Subsidiary shall become the debts, liabilities and duties of the Surviving Corporation, all as provided under the DGCL.

    Section 1.5. CERTIFICATE OF INCORPORATION; BY-LAWS. (a) At the Effective Time and without any further action on the part of the Company or Subsidiary, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the "CERTIFICATE OF INCORPORATION") until thereafter amended as provided therein and under the DGCL.

    (b) At the Effective Time and without any further action on the part of the Company or Subsidiary, the by-laws of the Company as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation (the "BY-LAWS") until thereafter amended or repealed in accordance with their terms or the Certificate of Incorporation of the Surviving Corporation and as provided under the DGCL.

    Section 1.6. DIRECTORS AND OFFICERS. The directors of Subsidiary immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be, from and after the Effective Time, the initial officers of the Surviving Corporation, in each case until the earlier of their resignation or removal or until their respective successors are duly elected or appointed (as the case may be) and qualified.

                                   ARTICLE II
                       EFFECT OF THE MERGER ON SECURITIES

    Section 2.1. EFFECT ON COMMON STOCK AND PREFERRED STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of the outstanding common stock, par value $.01 per share (the "COMMON STOCK"), or the holders of any shares of the outstanding Preferred Stock, Series A, par value $.01 per share (the "PREFERRED STOCK") of the Company or any other shares of capital stock of the Company or any shares of capital stock of Subsidiary:

    (a) CANCELLATION OF TREASURY STOCK AND PARENT-OWNED STOCK. Each share of Common Stock and Preferred Stock issued and outstanding immediately prior to the Effective Time that is owned by the Company or any subsidiary of the Company or by Parent or any subsidiary of Parent (together, in each case, with any associated Right (as defined in Section 3.1(c)) shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

    (b) CONVERSION OF SUBSIDIARY COMMON STOCK. Each share of common stock of Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.

    (c) CONVERSION OF COMMON STOCK AND PREFERRED STOCK. Subject to Sections 2.1(a) and 2.2, (i) each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.1(a) and any Dissenting Shares (as defined in Section 2.2)) together with the associated Right shall be canceled, extinguished and converted automatically into the right to receive an amount equal to $44.00 per share in cash (the "COMMON MERGER CONSIDERATION") and (ii) each share of Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.1(a) and any Dissenting Shares) shall be canceled, extinguished and converted automatically into the right to receive an amount equal to $35.72 per share, plus accrued and unpaid dividends thereon to the Closing Date, in cash (the "PREFERRED MERGER CONSIDERATION" and, collectively with the Common Merger Consideration, the "MERGER CONSIDERATION"), in each case, payable to the holder thereof, without interest, upon surrender of the certificate that prior to the Merger represented such share of Common Stock or Preferred Stock, as applicable, in the manner provided in Section 2.3(b), less any required withholding taxes.

    Section 2.2. DISSENTING SHARES. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock (together with the associated Rights) and Preferred Stock that are issued and outstanding immediately prior to the Effective Time and are held by any stockholders who shall have not voted in favor of or consented to the Merger and who shall have delivered a written demand for appraisal of such shares of Common Stock or Preferred Stock in the time and manner provided in Section 262 of the DGCL and shall not have failed to perfect or shall not have effectively withdrawn or lost their rights to appraisal and payment under the DGCL (the "DISSENTING SHARES") shall not be converted into the right to receive the Common Merger Consideration or the Preferred Merger Consideration, as applicable, but shall be entitled to receive the consideration as shall be determined pursuant to Section 262 of the DGCL; PROVIDED, HOWEVER, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to appraisal and payment under the DGCL, such holder's shares of Common Stock (together with the associated Rights) or Preferred Stock shall thereupon be deemed to have been converted, at the Effective Time, into the right to receive the Common Merger Consideration or the Preferred Merger Consideration, as applicable, set forth in
Section 2.1(c) of this Agreement, without any interest thereon, less any required withholding taxes. The Company shall give Parent (i) prompt notice of any demands for appraisal pursuant to Section 262 of the DGCL received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.

    Section 2.3.  SURRENDER OF SHARES; STOCK TRANSFER BOOKS.

    (a) PAYING AGENT. Prior to the Effective Time, Subsidiary shall designate a bank or trust company (which shall be reasonably satisfactory to the Company) to act as agent for the holders of Common Stock and Preferred Stock in connection with the Merger (the "PAYING AGENT") to receive the Common Merger Consideration and the Preferred Merger Consideration to which holders of Common Stock and Preferred Stock shall become entitled pursuant to Section 2.1(c), as applicable. At the Closing, Parent shall deposit in trust with the Paying Agent, for the benefit of the holders of Common Stock and Preferred Stock, cash in immediately available funds in an amount equal to the aggregate Merger Consideration (such cash being hereinafter referred to as the "EXCHANGE FUND"). Such funds shall be invested by the Paying Agent as directed by Subsidiary or, after the Effective Time, the Surviving Corporation; PROVIDED, HOWEVER, that such investments shall only be in obligations of or guaranteed by the United States of America. Any net profit resulting from, or interest or income produced by, such investments will be payable to the Surviving Corporation or Parent, as Parent directs.

    (b) SURRENDER OF SHARES. As soon as practicable after the Effective Time (but in no event more than five business days after the Effective Time), the Surviving Corporation shall cause to be mailed to each record holder, as of the Effective Time, of an outstanding certificate or certificates which immediately prior to the Effective Time represented shares of Common Stock or Preferred Stock (the "CERTIFICATES"), a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) to the Paying Agent) and instructions for use in effecting the surrender of the Certificates for payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable. Upon surrender to the Paying Agent of a Certificate (or affidavits of loss in lieu thereof), together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Common Merger Consideration or the Preferred Merger Consideration, as applicable, for each share of Common Stock or Preferred Stock formerly represented by such Certificate, and such Certificate shall then be canceled. No interest shall be paid or accrued for the benefit of holders of the Certificates on the Merger Consideration payable upon the surrender of the Certificates and any payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable, may be made less any required withholding taxes. If payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable, is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Common Merger Consideration or the Preferred Merger Consideration, as applicable, to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable.

    (c) EXCHANGE FUND. At any time following six months after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest and other income received with respect thereto) which had been made available to the Paying Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Common Merger Consideration or the Preferred Merger Consideration, as applicable, payable upon due surrender of their Certificates. Notwithstanding the foregoing, neither the Surviving Corporation nor the Paying Agent shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (d) NO FURTHER OWNERSHIP RIGHTS IN COMMON STOCK OR PREFERRED STOCK. From and after the Effective Time, the holders of Certificates evidencing ownership of shares of Common Stock or Preferred Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Common Stock or Preferred Stock except as otherwise provided for herein or by applicable law. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates representing shares of Common Stock or Preferred Stock, and if such certificates are presented to the Company for transfer, they shall be canceled against delivery of the Merger Consideration as herein provided. The Common Merger Consideration or the Preferred Merger Consideration, as applicable, paid upon the surrender for exchange of certificates representing shares of Common Stock or Preferred Stock in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Common Stock or Preferred Stock theretofore represented by such certificates.

    (e) LOST CERTIFICATES. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Common Merger Consideration or the Preferred Merger Consideration, as applicable, set forth in Section 2.1(c) with respect to the shares of Common Stock or Preferred Stock formerly represented thereby, without any interest thereon.

    (f) ADJUSTMENTS TO PREVENT DILUTION. In the event that the Company changes the number of shares of Common Stock or Preferred Stock issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be equitably adjusted to reflect such change.

    Section 2.4. STOCK OPTIONS. (a) Pursuant to Section 10.3 of the Company's Omnibus Securities Plan (the "STOCK OPTION PLAN"), upon the occurrence of a Change of Control (as defined in the Stock Option Plan) each then outstanding stock option to purchase Common Stock (each a "STOCK OPTION") granted under the Stock Option Plan shall immediately vest and become exercisable. Immediately before the Effective Time, and as contemplated by Section 10.3 of the Stock Option Plan, each then outstanding Stock Option granted under the Company's Stock Option Plan, whether or not then vested or exercisable, shall terminate and be sold to and canceled by the Company, and each holder of such terminated Stock Option shall receive from the Company at the Effective Time (and, if requested by the Company, Parent shall provide funds to the Company in the form of a loan sufficient for it to make such payments) in consideration for the termination of such Stock Option an amount in cash equal to the product of
(i) the number of shares of Common Stock that were subject to such Stock Option immediately prior to its termination pursuant to this Section 2.4 and (ii) the excess, if any, of (A) the higher of (1) the Common Merger Consideration per share of Common Stock or (2) the Fair Market Value (as defined in the Stock Option Plan) immediately prior to the occurrence of the Change of Control (as defined in the Stock Option Plan) per share of the Common Stock over (B) the exercise price per share of Common Stock subject to such Stock Option immediately prior to its termination pursuant to this Section 2.4 (the "OPTION CONSIDERATION"). This provision is intended to and does exercise the rights of the Board of Directors of the Company to make such determinations under
Section 10.3 of the Stock Option Plan. The provisions of this section shall survive the Merger and are intended to be for the benefit of, and shall be enforceable by, Stock Option holders and, as applicable, their descendents, heirs and representatives.

    (b) Any payment made pursuant to this Section 2.4 may be made less any required withholding taxes.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

    Section 3.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the corresponding sections or subsections of the disclosure schedules delivered to Parent by the Company on or prior to entering into this Agreement (the "COMPANY DISCLOSURE SCHEDULES"), the Company represents and warrants to Parent and Subsidiary as follows:

    (a) ORGANIZATION, STANDING AND CORPORATE POWER. The Company and each subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all the requisite corporate power and authority to carry on its business as now being conducted and to own its properties and assets. The Company and each subsidiary of the Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.

    As used in this Agreement, a "COMPANY MATERIAL ADVERSE EFFECT" with respect to the Company means a material adverse effect on (i) the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement other than, in either case, any such effect resulting from
(1) changes in general economic or securities or financial market conditions (including changes in interest rates), (2) any occurrence or condition generally affecting any segment of the property and casualty insurance, life insurance or reinsurance industry in which the Company or any of its subsidiaries participates (including natural catastrophe events and any change or proposed change in law or regulations in any jurisdiction), (3) any increase in the reserve for uncollectable reinsurance, or any write-off of reinsurance recoverable assets as uncollectable, (4) any occurrence or condition arising out of the transactions contemplated by this Agreement or the public announcement thereof (including an occurrence or condition arising out of the identity of or fact relating to Parent), and (5) (A) any downgrade or potential downgrade by A.M. Best Company, Inc. ("BEST") of the claims paying ability rating of Farm Family Casualty Insurance Company ("FFCIC") or Farm Family Life Insurance Company ("FFLIC") to a level not below "B+", or (B) any downgrade or potential downgrade by Best of the claims paying ability rating of FFCIC or FFLIC attributable to any of the circumstances identified in clauses (1), (2), (3) or
(4) of this paragraph or any facts or circumstances relating to Parent or any of its subsidiaries (including an occurrence or condition arising out of the identity of Parent or any of its subsidiaries); PROVIDED, HOWEVER, that for these purposes the loss of FFCIC's or FFLIC's license to transact insurance in any state in which FFCIC or FFLIC transacts insurance on the date hereof shall constitute a Company Material Adverse Effect.

    (b) CERTIFICATES OF INCORPORATION AND BY-LAWS; MINUTE BOOKS. The Company has made available to Parent true and complete copies of its certificate of incorporation (the "COMPANY CERTIFICATE") and by-laws (the "COMPANY BY-LAWS") and the certificates of incorporation and by-laws of each of its subsidiaries, in each case as amended to the date hereof. The Company has made available to Parent true and complete copies of the minute books of the meetings of the Company's and its subsidiaries' stockholders and Boards of Directors for the period January 1, 1996 to October 27, 2000. The minute books of the Company accurately reflect in all material respects all resolutions adopted at all meetings of its stockholders and its Board of Directors during such period. The minute books of the subsidiaries of the Company accurately reflect in all material respects all resolutions adopted at all meetings of their respective Boards of Directors during such period.

    (c) CAPITAL STRUCTURE. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. At the close of business on October 27, 2000, 6,003,983 shares of Common Stock were issued and outstanding, 496,700 shares of Common Stock were reserved for issuance pursuant to outstanding Stock Options issued under the Stock Option Plan, 163,214 shares of Preferred Stock, were issued and outstanding and 70,000 shares of Junior Participating Cumulative Preferred Stock, par value $.01 per share, were reserved for issuance in connection with the rights (the "RIGHTS") issued pursuant to the Rights Agreement dated as of July 29, 1997, as amended (the "RIGHTS AGREEMENT"), between the Company and The Bank of New York. Except as set forth above, at the close of business on October 27, 2000, no shares of capital stock or other equity securities of the Company were issued, reserved for issuance or outstanding. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and not subject to preemptive rights. No bonds, debentures, notes or other indebtedness of the Company or any subsidiary of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of the Company or any subsidiary of the Company may vote are issued or outstanding. Section 3.1(c) of the Company Disclosure Schedule lists each subsidiary of the Company. All outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company, by one or more wholly owned subsidiaries of the Company or by the Company and one or more such wholly owned subsidiaries, free and clear of all pledges, claims, liens, charges, assessments, encumbrances and security interests of any kind (collectively, "LIENS"). Except as set forth above or in
Section 3.1(c) of the Company Disclosure Schedule, there are not any securities, options, warrants, rights, commitments or agreements of any kind to which the Company or any of its subsidiaries is a party or by which any of them is bound obligating any of them to issue, sell or deliver, or repurchase, redeem or otherwise acquire, shares of capital stock or other equity or voting securities of any of them or securities convertible into or exchangeable for capital stock or voting securities of the Company, or obligating any of them to issue, sell, deliver, grant, extend or enter into any such security, option, warrant, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its subsidiaries.

    (d) AUTHORITY; NONCONTRAVENTION. The Company has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the requisite approval of the plan of merger set forth in this Agreement by the holders of at least a majority of all outstanding shares of Common Stock and Preferred Stock, voting together as a class, entitled to vote thereon (the "STOCKHOLDER APPROVAL"), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to the Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Subsidiary, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms or equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as disclosed in Section 3.1(d) of the Company Disclosure Schedule, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, (i) subject to the Stockholder Approval, conflict with any of the provisions of the Company Certificate or the Company By-laws or the comparable documents of any subsidiary of the Company, (ii) subject to the matters referred to in the next sentence, conflict with, result in a breach of or default under, give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien on any property or asset of the Company or any of its subsidiaries under, any indenture or other agreement, permit, franchise, license or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their assets is bound or affected, or (iii) subject to the matters referred to in the next sentence, contravene any statute, law, ordinance, rule, regulation, order, judgment, injunction, decree, determination or award applicable to the Company or any of its subsidiaries or any of their respective properties or assets, which, in the case of clauses (ii) and
(iii) above, would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any court, governmental or regulatory authority or agency, domestic or foreign (a "GOVERNMENTAL ENTITY"), is required by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (i) the filing of premerger notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") with respect to the Merger, (ii) the approvals, filings, authorizations, orders and notices required under the insurance laws ("STATE INSURANCE APPROVALS") of the jurisdictions set forth in Section 3.1(d) of the Company Disclosure Schedule, (iii) the filing with the Securities and Exchange Commission (the "SEC") of a proxy statement relating to the Stockholder Approval contemplated by
Section 5.1 (the "PROXY STATEMENT") and of such reports under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as may be required in connection with this Agreement and the transactions contemplated by this Agreement, (iv) the filing of the certificate of merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (v) such other consents, approvals, authorizations, declarations, filings or notices as are set forth in Section 3.1(d) of the Company Disclosure Schedule, (vi) any applicable filings and approvals under state anti-takeover laws, state securities or "blue sky" laws or New York

Stock Exchange, Inc. or National Association of Securities Dealers, Inc. requirements and (vii) such other consents, approvals, authorizations, declarations, filings or notices the failure to obtain or make which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

    (e) SEC DOCUMENTS; FINANCIAL STATEMENTS. (i) The Company has made available to Parent all registration statements, proxy statements, annual reports, quarterly reports and reports on Form 8-K filed by the Company with the SEC since January 1, 1999 (as such documents have been amended since the time of their filing, collectively, the "SEC DOCUMENTS"). As of their respective dates or, if amended, as of the date of the last such amendment, the SEC Documents
(i) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the
SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end adjustments).

        (ii) The Company has previously furnished to Parent true and complete copies of the annual statements for each of the years ended December 1998 and December 1999, together with all exhibits and schedules thereto (collectively, the "ANNUAL STATEMENTS"), with respect to each of FFCIC, FFLIC and United Farm Family Insurance Company (together with FFCIC and FFLIC, the "INSURERS"), in each case as filed with the Governmental Entity charged with supervision of insurance companies of such Insurer's jurisdiction of domicile (the "INSURANCE REGULATOR"). The Annual Statements were prepared in conformity with statutory accounting practices prescribed or permitted by such Insurance Regulator applied on a consistent basis ("SAP") and present fairly, to the extent required by and in conformity with SAP, except as expressly set forth in the notes, exhibits or schedules thereto, in all material respects the statutory financial condition of such Insurer at their respective dates and the results of operations, changes in capital and surplus and cash flow of such Insurer for each of the periods then ended.

    (f) INFORMATION IN PROXY STATEMENT. The Proxy Statement, at the date it is first mailed to the Company's stockholders and at the time of the Stockholders Meeting (as defined in Section 5.2), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, no representation or warranty is made by the Company in this Section 3.1(f) with respect to information supplied by Parent or Subsidiary for inclusion or incorporation by reference in the Proxy Statement.

    (g) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the SEC Documents filed and publicly available prior to the date of this Agreement (the "FILED SEC DOCUMENTS") or in Section 3.1(g) of the Company Disclosure Schedule, since the date of the most recent audited financial statements included in the Filed SEC Documents, the Company and its subsidiaries have conducted their business in the ordinary course consistent with past practice, and there has not occurred (i) any event or change that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's outstanding capital stock, other than regular quarterly cash dividends on the Preferred Stock or (iii) any change in accounting methods, principles or practices by the Company or any of its subsidiaries materially affecting its assets, liabilities or business, except insofar as may have been required by a change in applicable accounting principles (including SAP).

    (h)  BENEFIT PLANS.  (i) Each "employee pension benefit plan" (as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and each other written plan, arrangement or policy relating to stock options, stock purchases, compensation, deferred compensation, severance, fringe benefits or other employee benefits, in each case maintained or contributed to, or required to be maintained or contributed to, by the Company or any of its subsidiaries for the benefit of any present or former officer, employee or director of the Company or any of its subsidiaries (all the foregoing collectively referred to hereinafter as "BENEFIT PLANS") has been administered in accordance with its terms except where failure to administer in accordance with such terms would not be reasonably expected to have a Company Material Adverse Effect. The Company, its subsidiaries and all the Benefit Plans are in compliance with the applicable provisions of ERISA, the Code, all other applicable laws and all applicable collective bargaining agreements except where failure to comply would not be reasonably expected to have a Company Material Adverse Effect.

        (ii) None of the Company or any other person or entity that together with the Company is treated as a single employer under Section 414(b), (c),
(m) or (o) of the Internal Revenue Code of 1986, as amended (the "CODE"), or
Section 4001 of ERISA (each a "COMMONLY CONTROLLED ENTITY") has incurred any liability under Title IV of ERISA (other than for the payment of benefits or Pension Benefit Guaranty Corporation ("PBGC") insurance premiums, in either case in the ordinary course) or under Section 412(f) or 412(n) of the Code except as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. No Benefit Plan that is or has ever been subject to Part III of Subtitle B of Title I of ERISA or Section 412 of the Code has incurred any "accumulated funding deficiency" (as defined therein) that has not been satisfied in full, whether or not waived, and no liability under Title IV of ERISA has been incurred or is reasonably expected to be incurred with respect to any such Benefit Plan subject thereto (other than premiums incurred and paid when due), in each case, that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. There has not been any "reportable event" within the meaning of Section 4043(c) of ERISA with respect to any such Benefit Plan for which the 30-day reporting requirement has not been waived or extended, in any case, that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Except as disclosed in Section 3.1(h) of the Company Disclosure Schedule, the actuarial present value on a termination basis of accrued benefits under each of the Benefit Plans sponsored by the Company, a subsidiary or any Commonly Controlled Entity which is subject to Title IV of ERISA, based upon the interest rate assumptions that would be utilized by the PBGC to value annuities for a pension plan termination and the other actuarial assumptions and methods currently used for such Benefit Plan, did not, as of its latest valuation date, exceed the then current value of the assets of such Benefit Plan.

        (iii) No Commonly Controlled Entity is, or at any time has been, obligated to contribute to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) or has withdrawn from or incurred any contractual liability to any multiemployer plan resulting or which could reasonably be expected to result in any material "withdrawal liability" (within the meaning of Section 4201 of ERISA) that has not been fully paid.

        (iv) Except as disclosed in the Filed SEC Documents or in Section 2.4 or in Section 3.1(h) of the Company Disclosure Schedule, since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been any adoption or amendment by the

Company or any of its subsidiaries of any collective bargaining agreement or any Benefit Plan which adoption or amendment results in a material increase in liability thereunder. Except as disclosed in the Filed SEC Documents or in
Section 2.4 or in Section 3.1(h) of the Company Disclosure Schedule, there exist no material written or, to the knowledge of the Company, no material oral employment, consulting, severance, termination or indemnification agreements or arrangements between the Company or any subsidiary of the Company and any current or former employee, officer or director of the Company or any subsidiary of the Company, other than those entered into after the date of this Agreement in the ordinary course of business or, with the consent of Parent, in connection with any additions to personnel required for post-Merger operations.

        (v) Except as disclosed in Section 3.1(h) or 3.1(j) of the Company Disclosure Schedule, no event has occurred and no condition exists, with respect to any Benefit Plan that has subjected or would be reasonably expected to subject the Company or any of its subsidiaries, any Benefit Plan or any successor thereto, or Parent or Subsidiary or any of their affiliates, to any tax, fine, penalty or other liability that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect (other than a liability arising in the normal course to make contributions, payments of expenses or benefits, or to provide benefits, as applicable, when ordinarily due under a Benefits Plan with respect to employees, agents, former employees or former agents of the Company and its subsidiaries, Benefit Plan expenses and benefits paid or provided as required by the provisions of this Agreement, as a result of actions taken pursuant to this Agreement or as a result of actions taken at or after Closing).

    (i) TAXES. (i) Except as disclosed in Section 3.1(i) of the Company Disclosure Schedule and only to the extent that a breach of the following representations and warranties would in the aggregate have a Company Material Adverse Effect: (A) all Tax Returns required to be filed for any period ending on or before the Closing Date with respect to the Company or any of its subsidiaries (including the consolidated Federal income Tax Return of the Company and any state Tax Return that includes the Company or any of its subsidiaries on a consolidated or combined basis) have been timely filed;
(B) all Taxes required to be shown on such Tax Returns or otherwise due have been timely paid; (C) all such Tax Returns (insofar as they relate to the activities or income of the Company or any of its subsidiaries) are true, correct and complete in all material respects; and (D) the most recent financial statements contained in the Filed SEC Documents reflect adequate reserves for all Taxes payable by the Company and its subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements.

        (ii) Except as set forth in Section 3.1(i) of the Company Disclosure Schedule, (A) no deficiencies for any Taxes have been proposed, asserted or assessed against the Company or any of its subsidiaries that are not adequately reserved for, except for deficiencies that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, and
(B) no agreement to extend and no requests for waivers of the time to assess any Taxes or to file any Tax Returns have been granted or are pending.

        (iii) Except as disclosed in Section 3.1(i) of the Company Disclosure Schedule, as of the date hereof, (A) no Tax Return of the Company or any of its subsidiaries is currently the subject of an audit and (B) there are no liens on any of the assets of the Company or any of its subsidiaries with respect to Taxes, other than Permitted Liens.

        (iv) Except as disclosed in Section 3.1(i) of the Company Disclosure Schedule, none of the Company or any of its subsidiaries (A) has been a member of any group of entities (other than a group of which the Company is the common parent) filing a consolidated federal income Tax Return or similar combined state, local or foreign Tax Return, (B) has any liability for the Taxes of any person (other than the Company or any of its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor by contract or otherwise or (C) is a party to any tax allocation or tax sharing agreement.

        (v) As used in this Agreement: (A) "TAXES" shall include all Federal, state, local and foreign income, property, sales, excise, employment, payroll, withholding, premium and other taxes, tariffs or governmental charges of any nature whatsoever; and (B) "TAX RETURNS" shall include any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

    (j) NO EXCESS PARACHUTE PAYMENTS. Except as disclosed in Section 3.1(j) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has made any payments or is obligated to make any payments or is a party to any agreement (including this Agreement) that could obligate it to make any payments that will not be deductible under Section 280G of the Code.

    (k)  COMPLIANCE WITH APPLICABLE LAWS.  (i) Except as disclosed in
Section 3.1(k) of the Company Disclosure Schedule, the business and operations of the Insurers have been conducted in compliance with all applicable foreign, federal, state and local statutes and regulations regulating the business and products of insurance and reinsurance and all applicable orders of insurance regulatory authorities and market conduct recommendations resulting from market conduct examinations of the Insurers by insurance regulatory authorities (collectively, "INSURANCE LAWS"), except where the failure to so conduct such business and operations would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Without limiting the generality of the preceding sentence, except as disclosed in Section 3.1(k) of the Company Disclosure Schedule, and except where the failure to do so would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, each of the Insurers has marketed, sold and issued insurance, reinsurance and annuity products in compliance with all applicable Insurance Laws, including (A) all applicable prohibitions against withdrawal of business lines and "redlining", (B) all applicable requirements relating to the disclosure of the nature of insurance products as policies of insurance,
(C) all applicable requirements relating to insurance product projections and illustrations and (D) all applicable requirements relating to the advertising, sales and marketing of insurance and annuity products. In addition, except as disclosed in Section 3.1(k) of the Company Disclosure Schedule: (X) neither the Company nor any of its subsidiaries has received written notice from an Insurance Regulator alleging any of the Insurers to be in violation of any applicable Insurance Laws, where such violations would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect;
(Y) none of the Insurers is subject to any order or decree of any Insurance Regulator relating specifically to it (as opposed to insurance companies generally) that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect; and (Z) the Insurers have filed all reports required to be filed with any Insurance Regulator, except where the failure to file such reports would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

        (ii) Except as disclosed in Section 3.1(k) of the Company Disclosure Schedule, and except as set forth in the Filed SEC Documents prior to the date hereof, the business of each of the Company and its subsidiaries have not been, and are not being, conducted in violation of any applicable federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any Governmental Entity (collectively, "LAWS"), except for violations or possible violations that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Except as disclosed in Section 3.1(k) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has received written notice from any Governmental Entity that it is conducting an investigation or review of the Company or any of its subsidiaries which would be reasonably expected to have a Company Material Adverse Effect. The Company and its subsidiaries each has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted except those the absence of which would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

    (l)  LITIGATION.  Except as disclosed in the Filed SEC Documents or in
Section 3.1(l) of the Company Disclosure Schedule, there is no suit, action, proceeding or arbitration (excluding those relating to policies of insurance or reinsurance written by the Company and its subsidiaries) pending or, to the knowledge of the Company, threatened in writing against or affecting the Company or any of its subsidiaries that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect, nor is there any judgment, decree, injunction or order of any Governmental Entity or arbitrator outstanding against the Company or any of its subsidiaries which would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

    (m) UNDISCLOSED LIABILITIES. Except for (i) liabilities or items set forth in Section 3.1(m) of the Company Disclosure Schedule, (ii) liabilities that are reflected or reserved against on the consolidated balance sheet of the Company included in the Company's Annual Report on Form 10-K for the year ended
December 31, 1999 (the "FORM 10-K") or otherwise disclosed in the notes to the Company's consolidated financial statements included in the Form 10-K,
(iii) liabilities incurred in the ordinary course of business consistent with past practice since the date of such balance sheet, and (iv) liabilities or obligations arising under this Agreement or incurred in connection with the transactions contemplated hereby, no liabilities, whether accrued, contingent or otherwise, have been incurred by the Company or its subsidiaries, other than those that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

    (n) OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of its financial advisor, Fox-Pitt, Kelton Inc., dated as of the date of this Agreement to the effect that the consideration to be received by the holders of Common Stock of the Company in the Merger is fair to such holders from a financial point of view.

    (o) VOTING REQUIREMENTS. The affirmative vote of holders of a majority of the shares of Common Stock and Preferred Stock, voting together as a class, with respect to this Agreement and the Merger is the only vote of the holders of any class or series of the capital stock of the Company necessary to approve this Agreement and the Merger.

    (p) RIGHTS AGREEMENT; TAKEOVER STATUTES. The Company and its Board of Directors have amended the Rights Agreement (without redeeming the Rights) so that neither the execution and delivery of this Agreement nor the consummation of the Merger will (i) cause any of the Rights to become exercisable,
(ii) cause Parent or Subsidiary to be an Acquiring Person (as defined in the Rights Agreement) or (iii) trigger other provisions of the Rights Agreement, including giving rise to a Distribution Date (as defined in the Rights Agreement) and such amendment shall be in full force and effect from and after the date hereof. The Company has taken all action required to be taken by it in order to exempt this Agreement and the transactions contemplated hereby from the requirements of any "fair price," "moratorium," "control share acquisition," "interested stockholder" or other similar anti-takeover statute or regulation of any state, including, without limitation, Section 203 of the DGCL.

    (q) BROKERS. No broker, investment banker, financial advisor or other person, other than Fox-Pitt, Kelton Inc., the fees and expenses of which will be paid by the Company, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

    (r) MATERIAL CONTRACTS. Except as disclosed in Section 3.1(r) of the Company Disclosure Schedule, as of the date hereof neither the Company nor any of its subsidiaries is a party to or bound by any Contract (i) that is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K or
(ii) that prohibits or restricts the Company or any of its subsidiaries from engaging in any business activity in any geographic area, line of business or otherwise in competition with any other person. The Company has made available to Parent true and complete copies of each Contract that was filed as an exhibit to the Form 10-K or is listed in Section 3.1(r) of the Company Disclosure Schedule. Except as disclosed in Section 3.1(r) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is in default under any Contract to which it is a party or bound, except for such defaults as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. Except as set forth in Section 3.1(r) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is a party to any material Contract with any state Farm Bureau-Registered Trademark-association in those states in which the Company operates or, to the knowledge of the Company, any directors or officers thereof (other than policies of insurance or Contracts in connection with their service as directors and officers of the Company and its subsidiaries).

    (s) INSURANCE BUSINESS. (i) Except as disclosed in Section 3.1(s) of the Company Disclosure Schedule, and except as otherwise would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse
Effect: (A) all policies, binders, slips, certificates, annuity contracts and participation agreements and other agreements of insurance and reinsurance, whether individual or group (including all applications, supplements, endorsements, riders and ancillary agreements in connection therewith), that are currently issued by the Insurers (the "COMPANY INSURANCE CONTRACTS") and any and all marketing materials that are currently used by the Insurers, are, to the extent required under applicable Insurance Laws, on forms approved by applicable insurance regulatory authorities or which have been filed and not objected to by such authorities within the period provided for objection, and such forms comply in all material respects with the Insurance Laws applicable thereto; and
(B) premium rates established by the Insurers with respect to the Company Insurance Contracts that are required to be filed with or approved by insurance regulatory authorities have been so filed or approved, the premiums charged conform thereto in all material respects, and such premiums comply in all material respects with the Insurance Laws applicable thereto.

        (ii) To the knowledge of the Company, as of the date hereof, each insurance agent, third party administrator, manager, marketer, underwriter, broker, reinsurance intermediary and distributor (each an "AGENT"), at the time such Agent wrote, sold, produced or managed business for the Company or its subsidiaries was duly licensed (for the type of business written, sold, produced or managed), except for such failures to be licensed that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

        (iii) The Company has made available to Parent (A) a "reinsurance confirmation" (prepared by the applicable reinsurance broker) of each property and casualty reinsurance agreement in force as of the date of this Agreement pursuant to which any of the Insurers is a ceding party, (B) a summary (prepared by the Company) of the life and health reinsurance agreements in force as of the date of this Agreement pursuant to which any of the Insurers is a ceding party, and (C) an "assumed treaty profile" (prepared by the Company) of each reinsurance agreement in force as of the date of this Agreement pursuant to which any of the Insurers is an assuming party (the reinsurance agreements referred to in the foregoing clauses (A), (B) and (C) being referred to collectively as the "REINSURANCE CONTRACTS"). Neither the Insurers nor, to the knowledge of the Company, any other party thereto, is in default under any Reinsurance Contract, except for such default as would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. To the knowledge of the Company, as of the date hereof, there are no disputes with reinsurers under any of the Reinsurance Contracts that would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

        (iv) The Company has made available to Parent a true and complete copy of any actuarial reports prepared by independent actuaries with respect to reserve adequacy of the Insurers from December 31, 1997 to the date hereof, and all attachments, addenda, supplements and modifications thereto.

        (v) Except as set forth in Section 3.1(s) of the Company Disclosure Schedule, to the knowledge of the Company, as of the date hereof, Best has not informed the Company that any claims-paying ability rating from Best currently held by any of the Insurers is likely to be modified, qualified, lowered or placed under such surveillance or review for any reason.

    (t) LIABILITIES AND RESERVES. (i) The reserves carried on the Annual Statements of each Insurer for the year ended December 31, 1999 in respect of its insurance business were determined in accordance with generally accepted actuarial standards consistently applied and were fairly stated in accordance with sound actuarial principles utilizing actuarial assumptions in accordance with or more conservative than called for in relevant policy and contract provisions (it being understood that no representation or warranty is made in this Agreement to the effect that such reserves were or are in fact adequate to cover the actual amount of such liabilities that are eventually paid after the date hereof). The Company has made available to Parent true and complete copies of the actuarial valuation reports delivered to the Insurance Regulator of each of the Company's insurance subsidiaries for the years ended December 31, 1999 and 1998.

        (ii) Except for regular periodic assessments in the ordinary course of business or assessments based on developments which are publicly known within the insurance industry, to the knowledge of the Company, no claim or assessment is pending or threatened against any of the Insurers which is peculiar or unique to such Insurer by any state insurance guaranty associations in connection with such association's fund relating to insolvent insurers which if determined adversely would, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect.

    (u) APPROVALS AND PERMITS. The Company has no reason to believe that it and its affiliates will not be able to obtain as promptly as reasonably practicable all necessary approvals, authorizations and consents of Governmental Entities required to be obtained by it and its affiliates to consummate the transactions contemplated by this Agreement.

    (v) INTELLECTUAL PROPERTY. (i) To the knowledge of the Company, the Company and each of its subsidiaries owns, or is licensed or otherwise possesses legally enforceable rights to use, all material patents, trademarks, trade names, service marks, copyrights, technology, know-how trade secrets, computer software programs or applications, and tangible or intangible confidential and proprietary information or materials ("INTELLECTUAL PROPERTY") that are used in the business of the Company and its subsidiaries as currently conducted, except for any such failures to own, be licensed or possess that would not, individually or in the aggregate, be reasonably expected to have a Company Material Adverse Effect. To the knowledge of the Company, the service mark currently being used by the Company and its subsidiaries listed in
Section 3.1(v)(i) of the Company Disclosure Schedule is the only material patent, trademark, tradename or service mark registered by the Company or any of its subsidiaries and, based solely on records of the U.S. Patent and Trademark Office, such registration is valid and subsisting. The Company has made available to Parent true, correct and complete copies of all material third party licenses of Intellectual Property held by it or any of its subsidiaries.

        (ii) Except as would not be reasonably expected to have a Company Material Adverse Effect: (A) except as disclosed in Schedule 3.1(v)(ii) of the Company Disclosure Schedule, the Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in material violation of any licenses, sublicenses and other agreement as to which the Company is a party and pursuant to which the Company is authorized to use any third-party Intellectual Property; (B) the Company has not received any written notice or any bona fide claims (1) to the effect that the Company or any of its subsidiaries is infringing on any third party copyright, patent, trademark, trade name, service mark or trade secret; or
(2) against the use by the Company or any of its subsidiaries, of any Intellectual Property used in the business of the Company or any of its subsidiaries as currently conducted or as proposed to be conducted; and (C) the Company has not received any written notice of any infringement of any of the Intellectual Property of the Company or any of its subsidiaries by any third party, including any employee or former employee of the Company or any of its subsidiaries.

    Section 3.2.  REPRESENTATIONS AND WARRANTIES OF PARENT AND
SUBSIDIARY. Except as set forth in the corresponding sections or subsections of the disclosure schedules delivered to the Company by Parent on or prior to entering into this Agreement (the "PARENT DISCLOSURE SCHEDULES"), Parent and Subsidiary represent and warrant to the Company as follows:

    (a) ORGANIZATION, STANDING AND CORPORATE POWER. Parent and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority to carry on its business as now being conducted and to own its properties and assets. Parent and each of its subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect. Subsidiary has not heretofore conducted any business other than in connection with this Agreement and the transactions contemplated hereby. Each of Parent and Subsidiary has delivered to the Company complete and correct copies of its certificate of incorporation and by-laws, as amended to the date of this Agreement.

    As used in this Agreement, a "PARENT MATERIAL ADVERSE EFFECT" with respect to Parent means a material adverse effect on (i) the business, financial condition or results of operations of Parent and its subsidiaries, taken as a whole, or (ii) the ability of Parent or Subsidiary to perform its obligations under this Agreement.

    (b) CAPITALIZATION OF SUBSIDIARY. The authorized capital stock of Subsidiary consists of 1,000 shares of common stock. At the close of business on October 30, 2000, 100 shares of common stock were issued and outstanding. All outstanding shares of capital stock of Subsidiary have been validly issued and are fully paid and nonassessable and not subject to preemptive rights. No bonds, debentures, notes, or other indebtedness of Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of Subsidiary may vote are issued or outstanding. Section 3.2(b) of Parent Disclosure Schedule lists each subsidiary of Subsidiary. Except as set forth above or in Section 3.2(b) of Parent Disclosure Schedule, there are not any securities, options, warrants, rights, commitments or other agreements of any kind to which Subsidiary or any of its subsidiaries is a party or by which any of them is bound obligating any of them to issue, sell or deliver, or repurchase, redeem or otherwise acquire, shares of capital stock or other equity or voting securities of any of them or securities convertible into or exchangeable for capital stock or voting securities of Subsidiary, or obligating any of them to issue, sell, deliver, grant, extend or enter into any such security, option, warrant, right, commitment or agreement.

    (c) AUTHORITY; NONCONTRAVENTION. Each of Parent and Subsidiary has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and Subsidiary and the consummation by Parent and Subsidiary of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Subsidiary. No action by the stockholders of Parent is necessary to authorize the execution and delivery by Parent and Subsidiary of this Agreement and the consummation by Parent and Subsidiary of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Subsidiary and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes a valid and binding obligation of Parent and Subsidiary, enforceable against Parent and Subsidiary in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as disclosed in Section 3.2(c) of Parent Disclosure Schedule, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not,
(i) conflict with any of the provisions of the certificate of incorporation or the by-laws of Parent or the comparable documents of any of its subsidiaries,
(ii) subject to the matters referred to in the next sentence, conflict with, result in a breach of or default under, give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any Lien on any property or asset of Parent or any of its subsidiaries under, any indenture or other material agreement, permit, franchise, license or instrument to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or any of their assets is bound or affected, or (iii) subject to the matters referred to in the next sentence, contravene any statute, law, ordinance, rule, regulation, order, judgment, injunction, decree, determination or award applicable to Parent or any of its subsidiaries or any of their respective properties or assets, which, in the case of clauses (ii) and
(iii) above, would, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent or any of its subsidiaries in connection with the execution and delivery of this Agreement by Parent and Subsidiary or the consummation by Parent and Subsidiary of any of the transactions contemplated hereby, except for (i) the filing of premerger notification and report forms under the HSR Act with respect to the Merger, (ii) State Insurance Approvals set forth in Section 3.2(c) of Parent Disclosure Schedule, (iii) the filing of the certificate of merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent and Subsidiary are qualified to do business, (iv) such other consents, approvals, authorizations, declarations, filings or notices as are set forth in
Section 3.2(c) of Parent Disclosure Schedule, (v) any applicable filings and approvals under state anti-takeover laws, state securities or "blue sky" laws or Nasdaq National Market requirements, and (vi) such other consents, approvals, authorizations, declarations, filings or notices the failure to obtain or make which would not, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect.

    (d) INFORMATION IN PROXY STATEMENT. None of the information supplied or to be supplied by Parent or Subsidiary for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company's stockholders and at the time of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

    (e) FINANCING. Parent has sufficient funds available to pay the Merger Consideration and all fees and expenses related to the transactions contemplated by this Agreement.

    (f) APPROVALS AND PERMITS. Parent has no reason to believe that it and its affiliates will not be able to obtain as promptly as reasonably practicable all necessary approvals, authorizations and consents of Governmental Entities required to be obtained to consummate the transactions contemplated by this Agreement.

    (g) BROKERS. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

    (h) SHARE OWNERSHIP. Parent, Subsidiary and their respective subsidiaries do not own any shares of Common Stock or Preferred Stock.

    (i) INTERIM OPERATIONS. Subsidiary was formed solely for the purposes of engaging in the transactions contemplated hereby and has not conducted any business prior to the date hereof other than in connection with its formation. Subsidiary has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV
           COVENANTS RELATING TO CONDUCT OF BUSINESS PRIOR TO MERGER

    Section 4.1. CONDUCT OF BUSINESS OF THE COMPANY. Except as specifically contemplated by this Agreement (including as set forth on Section 4.1 of the Company Disclosure Schedule) or as may be required by law, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause its subsidiaries to, carry on their respective businesses only in the ordinary course of business consistent with past practice and, to the extent consistent therewith, use their commercially reasonable efforts to preserve intact their current business organizations and their relationships with officers, employees, agents, insureds, reinsureds and others having business dealings with them. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as expressly contemplated by this Agreement (including as set forth on Section 4.1 of the Company Disclosure Schedule) or as may be required by law, the Company shall not, and shall not permit any of its subsidiaries to, without the prior consent of Parent, which consent shall not be unreasonably withheld:

        (i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of the Company's outstanding capital stock other than regular quarterly cash dividends on the Preferred Stock, (B) split, combine or reclassify any of its outstanding capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding capital stock, (C) engage in a recapitalization, merger, issuer tender or exchange offer or other similar transaction, or (D) purchase, redeem or otherwise acquire any shares of outstanding capital stock of the Company or any of its subsidiaries or any rights, warrants or options to acquire any such shares, except for repurchases of shares or options pursuant to the terms of any Stock Option and except with respect to such shares tendered for tax withholding under the Stock Option Plan;

        (ii) other than Rights disclosed on Company Disclosure Schedule 4.1, issue, sell, grant, pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities other than upon the exercise of Stock Options outstanding on the date of this Agreement;

        (iii) amend its certificate of incorporation, by-laws or other comparable organizational documents;

        (iv) except for acquisitions of investment assets in the ordinary course of business consistent with past practice, acquire (A) an equity interest in any corporation, partnership, joint venture, association or other business organization or division thereof or (B) any other asset (other than capital expenditures) that has a purchase price in excess of $500,000, with an aggregate limit of $2,000,000;

        (v) sell, lease, mortgage or otherwise encumber or subject to any Lien (other than Permitted Liens) or otherwise dispose of any of its properties or assets for an amount in excess of $1,000,000, except in the ordinary course of business consistent with past practice (including sales of investment assets);

        (vi) (A) incur any indebtedness for borrowed money (including capitalized lease obligations, installment sales or similar arrangements) or guarantee or otherwise become responsible for any such indebtedness of another person, except in the ordinary course of business consistent with past practice or (B) make any loans, advances or capital contributions to, or investments in, any other person, other than to the Company or to any direct or indirect subsidiary of the Company and customary loans and advances to employees, and other than as to such matters related to the investment portfolio of the Company or any of its subsidiaries in the ordinary course of business consistent with past practice;

        (vii) make any tax election or settle or compromise any liability for Taxes that would be reasonably expected to have a Company Material Adverse Effect;

        (viii) make any change in accounting methods, principles or practices used by the Company or any of its subsidiaries materially affecting its assets, liabilities or business, except insofar as may be required by a change in applicable accounting principles (including SAP);

        (ix) make any capital expenditure involving a payment in excess of $500,000, with an aggregate limit of $3,000,000;

        (x) (A) grant to any Designated Officer (as hereinafter defined) any increase in compensation in excess of 4% of such Designated Officer's base salary for the prior year or grant to any officer (other than any Designated Officer) or other employee of the Company or any of its subsidiaries any increase in compensation, except in the ordinary course of business consistent with prior practice or as contemplated by Section 5.5(c), (B) provide to the employees (including Designated Officers and other officers) of the Company any profit sharing declared pursuant to the terms of the Farm Family Profit Sharing and Money Purchase Plan (as amended) or the Farm Family Supplemental Profit Sharing and Money Purchase Plan (as amended), (1) in the aggregate, in excess of 7.5% of payroll of the Company and its subsidiaries or (2) that is made on a basis that is not consistent with the Company's past practices, including, without limitation, with respect to the percentage of payroll declared in relation to the profitability of the Company, (C) grant to any executive officer or other employee of the Company or any of its subsidiaries any increase in severance or termination pay, except to the extent currently required under applicable law or as was required under any employment, severance or termination agreement in effect as of the date of this Agreement, (D) enter into any employment, severance or termination agreement with any executive officer or supervisory employee of the Company or any of its subsidiaries (provided that newly hired supervisory employees (excluding officers) may be included in the Company's severance and termination plans), or (E) adjust the strike price of any Stock Options, issue any additional Stock Options or amend the Stock Options Plan;

        (xi) except as permitted under this Agreement and except for amendments or commitments pending on the date of this Agreement and disclosed in the Company Disclosure Schedule, enter into any Contract that would be a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K or amend any Contract identified in Section 3.1(r) of the Company Disclosure Schedule; or

        (xii) authorize any of, or commit or agree to take any of, the foregoing actions.

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

    Section 5.1. PROXY STATEMENT. As soon as practicable following the date of this Agreement, the Company shall prepare and file with the SEC the Proxy Statement and shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing. The Company shall notify Parent promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and will use all reasonable efforts to respond promptly to such comments or requests. The Company will provide to Parent promptly copies of all correspondence between it or any of its representatives and the SEC with respect to the Proxy Statement. Parent shall cooperate with the Company in the preparation of, and furnish all information concerning it required to be included in, the Proxy Statement. The Company shall cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after it is cleared by the SEC.

    Section 5.2. STOCKHOLDERS MEETING. Subject to Section 5.9, the Company, acting through its Board of Directors, shall, in accordance with applicable law and the Company Certificate and Company By-laws, (a) convene a meeting of its stockholders to consider and vote on the approval of this Agreement and the Merger (the "STOCKHOLDERS MEETING") and (b) subject to the fiduciary duties of its Board of Directors to stockholders under applicable law, (i) solicit proxies from its stockholders to obtain the approval of its stockholders with respect to this Agreement and (ii) include in the Proxy Statement to be sent to the stockholders of the Company the recommendation of the Board of Directors of the Company that the stockholders of the Company vote in favor of the approval of this Agreement and the Merger.

    Section 5.3. ACCESS TO INFORMATION; CONFIDENTIALITY. The Company shall, and shall cause its subsidiaries to, afford to Parent and to the officers, employees, counsel, financial advisors and other representatives of Parent reasonable access during normal business hours during the period prior to the Effective Time to all its properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause its subsidiaries to, furnish as promptly as practicable to Parent such information concerning its business, properties, financial condition, operations and personnel as Parent may from time to time reasonably request, other than any such properties, books, contracts, commitments, records and information that
(a) are subject to the attorney-client privilege or (b) are subject to an obligation of confidentiality to a third party. The Company will disclose to Parent each instance in which information is withheld under (a) and (b) of the preceding sentence and provide a general description of the type of information withheld; PROVIDED, HOWEVER, that the Company shall have no obligation to prejudice, compromise or violate any such attorney-client privilege or obligation of confidentiality. Parent will hold, and will cause its subsidiaries and each of their respective directors, officers, employees, counsel, financial advisors and other representatives and affiliates to hold, any non-public information in confidence to the extent required by, and in accordance with, the provisions of the existing confidentiality agreement, dated June 21, 2000, between Parent and the Company (the "CONFIDENTIALITY AGREEMENT").

    Section 5.4. COMMERCIALLY REASONABLE EFFORTS. Upon the terms and subject to the conditions and other agreements set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement.

    Section 5.5. BENEFIT PLANS. (a) For a period of twelve months following the Effective Time, Parent will cause the Surviving Corporation and each of its subsidiaries to provide all employees of the Company or its subsidiaries who continue to be employed after the Effective Time by the Surviving Corporation or its subsidiaries (the "CONTINUING EMPLOYEES") with compensation and employee benefits which are no less favorable in the aggregate than those provided to such employees immediately prior to the Closing. For purposes of the employee benefits to be provided to the Continuing Employees, solely to the extent permissible pursuant to applicable law, Parent will cause the Continuing Employees to receive, without duplication, full credit for purposes of eligibility and vesting, and for purposes of sick pay, vacation, severance and similar benefits only service counting, for such Continuing Employees' service with the Company or its subsidiaries prior to the Effective Time. Such service also shall apply for purposes of satisfying any waiting periods, evidence of insurability requirements, or the application of any preexisting condition limitations. Employees of the Company shall be given credit for amounts paid under a corresponding benefit plan during the same period for purposes of applying deductibles, copayments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of a plan of Parent.

    (b) On and after the Effective Time, Parent shall cause the Surviving Corporation to continue the Officer Severance Plan (which is identified in Section 5.5(b) of the Company Disclosure Schedule) in accordance with its terms and only for those officers (other than to the Designated Officers) covered by such plan on the date of this Agreement. For the period beginning on the Effective Time and ending on the date three years following the Effective Time, Parent shall provide, or cause the Surviving Corporation to provide, severance benefits for employees of the Company or its subsidiaries, including officers other than Designated Officers, whose employment is terminated due to job elimination of not less than that provided under the Farm Family Employee Severance Plan (which is identified in Section 5.5(b) of the Company Disclosure Schedule) or Officer Severance Plan, as applicable (each amended to provide two weeks of salary for each year of service with a minimum of four weeks and a maximum of 1 year of salary). In addition, for the period beginning on the Effective Time and ending on the date three years following the Effective Time, Parent shall provide, or cause the Surviving Corporation to provide, severance benefits to certain employees of the Company or its subsidiaries (excluding the Designated Officers) pursuant to a Special Severance Plan described in
Section 5.5(b) of the Company Disclosure Schedule. Following the Effective Time, Parent shall honor, or shall cause the Surviving Corporation to honor, all individual employment agreements and the severance plans listed in
Section 5.5(b) of the Company Disclosure Schedule.

    (c) The parties agree and acknowledge that the Farm Family Holdings, Inc. Annual Incentive Plan (the "BONUS PLAN") was amended, a copy of which has been provided to Parent, effective on the date of this Agreement, to provide that the participants entitled to a bonus under the Bonus Plan shall be paid for 2000 a bonus in an amount equal to the greater of the Earned Award or the Target Award Opportunity, each as defined in the Bonus Plan (the "2000 BONUSES"), and for 2001 an amount equal to (i) the greater of the Earned Award or the Target Award Opportunity multiplied by (ii) a fraction (A) the numerator of which is the number of days in 2001 up to and through the Effective Time and (B) the denominator of which is 365 (the "STUB PERIOD BONUSES"). Such amendment also provides that the 2000 Bonuses shall be paid on the earlier of the date the 2000 Bonuses would otherwise be paid in the ordinary course of business consistent with past practices or the Effective Time and the Stub Period Bonuses shall be paid on the Effective Time. Notwithstanding the foregoing, the Designated Officers will, as of the Effective Time, cease to participate in the Bonus Plan, as amended; PROVIDED, HOWEVER, that the Bonus Plan shall apply to any Designated Officer in accordance with its terms to the extent that such Designated Officer has a termination of employment prior to the Effective Time with the result that the applicable employment agreement referred to in Section 5.12 never becomes effective.

    Section 5.6. INDEMNIFICATION AND INSURANCE. (a) From and after the Effective Time, the Surviving Corporation will indemnify and hold harmless each person who is, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of the Company or any of its subsidiaries (the "INDEMNIFIED PARTIES"), in respect of any matter existing or any act or omission occurring at or prior to the Effective Time (including but not limited to the transactions contemplated by this Agreement), to the same extent provided under the Company Certificate and Company By-laws or the certificate of incorporation or by-laws of such subsidiary as in effect on the date hereof. The Indemnified Parties shall be entitled to advancement of expenses provided such Indemnified Party provides Parent with an undertaking to reimburse the Surviving Corporation in a form comparable to the undertaking provided for by the DGCL. Any determination to be made as to whether any Indemnified Party has met any standard of conduct imposed by law shall be made by legal counsel reasonably acceptable to such Indemnified Party and the Surviving Corporation, retained at the Surviving Corporation's expense.

    (b) Any Indemnified Party wishing to claim indemnification under paragraph (a) of this Section 5.6, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify the Surviving Corporation thereof. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) the Surviving Corporation shall have the right to assume the defense thereof and the Surviving Corporation shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; PROVIDED, HOWEVER, that the Surviving Corporation shall be obligated pursuant to this paragraph (b) to pay for only one firm of counsel for all Indemnified Parties, unless, in the good faith judgment of any of the Indemnified Parties, there is a conflict of interests between two or more of such Indemnified Parties, in which case there may be separate counsel for each similarly situated group, (ii) the Indemnified Parties will cooperate in the defense of any such matter and
(iii) the Surviving Corporation shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld or delayed); and PROVIDED, FURTHER, that the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

    (c) Parent will cause to be maintained for a period of not less than six years from the Effective Time the current directors' and officers' insurance and indemnification policies of the Company and its subsidiaries to the extent that such policies provide coverage for any matter existing or act or omission occurring at or prior to the Effective Time (the "D&O INSURANCE") for all current or former directors, officers or employees of the Company or any subsidiary, so long as the annual premium therefor would not be in excess of two hundred percent (200%) of the last annual premium paid prior to the date of this Agreement (200% of such premium, the "MAXIMUM PREMIUM"); PROVIDED, HOWEVER, that Parent may, in lieu of maintaining such existing D&O Insurance as provided above, cause no less favorable coverage to be provided under any policy maintained for the benefit of the directors and officers of Parent or any of its subsidiaries or a separate policy provided by the same insurer, so long as
(i) the issuer thereof has a Best rating of "A" or better (or a comparable rating from Best in the event that Best changes its rating designations) and
(ii) the terms and conditions thereof are substantially comparable to the existing D&O Insurance; and PROVIDED, FURTHER, that the Company may, with the consent of Parent, at or prior to the Closing, purchase from an insurer or insurers chosen by the Company, one or more run-off policies of directors' and officers' insurance and indemnification providing coverage for any matter existing or act or omission occurring at or prior to the Effective Time for all current or former directors, officers or employees of the Company or any subsidiary, such policy (or policies) to become effective at the Effective Time and to remain in effect for a period of six years after the Effective Time, and the purchase of such coverage by the Company shall be in lieu of Parent's obligation to maintain or obtain the D&O Insurance under this Section 5.6(c). If the existing D&O Insurance expires, is terminated or cancelled or if the annual premium would exceed the Maximum Premium during the six-year period, Parent shall cause to be obtained as much D&O Insurance as can be obtained for the remainder of such period for an annualized premium not in excess of the Maximum Premium, on terms and conditions substantially comparable to the existing D&O Insurance to the extent commercially available.

    (d) The provisions of this Section are in addition to the rights that an Indemnified Party may have under the applicable certificate of incorporation or by-laws of or agreements with the Company or any of its subsidiaries or under applicable law. The Surviving Corporation agrees to pay all costs and expenses (including fees and expenses of counsel) that may be incurred by any Indemnified Party in successfully enforcing the indemnity or other obligations under this Section. There are no separate indemnification agreements in effect between the Company and any director or officer of the Company indemnifying such officer or director in their capacity as an officer or director in respect of any matter existing or any act or omission occurring at or prior to the Effective Time. The provisions of this Section shall survive the Merger and are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

    (e) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers or conveys, including through distributions or dividends, a substantial portion of its properties and assets (including FFCIC, FFLIC or their respective assets) to any person, then, and in each such case, proper provision will be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.6.

    Section 5.7. PUBLIC ANNOUNCEMENTS. Parent and Subsidiary, on the one hand, and the Company, on the other hand, (i) shall mutually agree on any initial press release announcing the transactions contemplated by this Agreement,
(ii) shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any subsequent press release or other public statements with respect to the transactions contemplated by this Agreement, and (iii) shall not issue any such press release or make any such public statement prior to such agreement or consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange in which event notice shall be promptly provided.

    Section 5.8. ACQUISITION PROPOSALS. The Company and its subsidiaries shall not, and shall not authorize or permit any of their respective officers, directors, employees, or duly authorized investment bankers, attorneys, accountants or other advisors, agents or representatives (collectively, "REPRESENTATIVES") to, directly or indirectly (i) solicit, initiate or knowingly encourage the submission of any Acquisition Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, any Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in this Section 5.8 shall prohibit the Company (and its Representatives) from furnishing information to, or entering into discussions or negotiations with, any person that makes an unsolicited Acquisition Proposal if, and only to the extent that, (A) the Board of Directors of the Company, upon advice received from outside counsel, determines in good faith that in order for the Board of Directors of the Company to comply with its fiduciary duties to stockholders under applicable law it should take such action, and (B) prior to taking such action, the Company receives from such person an executed agreement in reasonably customary form relating to the confidentiality of information to be provided to such person. The Company agrees to inform any person requesting non-public information with respect to an Acquisition Proposal or making an Acquisition Proposal of the obligations undertaken in this Section 5.8. Notwithstanding anything in this Agreement to the contrary, the Company shall
(i) promptly advise Parent orally and in writing of (A) the receipt by it or any of its subsidiaries or any of their respective Representatives, after the date hereof, of any Acquisition Proposal and (B) the material terms and conditions of such Acquisition Proposal and the identity of the person making such Acquisition Proposal, all of which information will be kept confidential by Parent (and its affiliates and representatives) pursuant to the terms of the Confidentiality Agreement, and (ii) give Parent reasonable notice of the material terms and conditions of an Acquisition Proposal prior to entering into a definitive agreement with respect to such Acquisition Proposal, and negotiate with Parent to make such adjustments in the terms and conditions of this Agreement as would enable the Company to proceed with the transactions contemplated herein. For purposes of this Agreement, "ACQUISITION PROPOSAL" means any proposal with respect to (i) a consolidation, exchange of shares or merger of the Company, any Insurer or Farm Family Financial Services, Inc. with any person, other than Parent or one of its subsidiaries, (ii) the acquisition of beneficial ownership of 50% or more of the voting stock or other equity interest of the Company, any Insurer or Farm Family Financial Services, Inc. by a person, or (iii) a sale, lease or transfer of 50% or more of the business or assets (including through a bulk reinsurance transaction not in the ordinary course of business) of the Company, any Insurer or Farm Family Financial Services, Inc. to any person, other than Parent or one of its subsidiaries.

    Section 5.9. FIDUCIARY DUTIES. Except as set forth below, the Board of Directors of the Company shall not (i) withdraw or modify in a manner adverse to Parent, the approval or recommendation by such Board of Directors of this Agreement or the Merger, (ii) approve or recommend any Acquisition Proposal or
(iii) cause the Company to enter into a binding agreement to consummate any Acquisition Proposal. Notwithstanding the foregoing, if the Company receives an unsolicited Acquisition Proposal and the Board of Directors of the Company determines in good faith, upon advice received from outside counsel, that it is reasonably necessary to do so in order to comply with its fiduciary duties to stockholders under applicable law, such Board of Directors may (w) withdraw or modify, in a manner adverse to Parent, its approval or recommendation of this Agreement and the Merger, (x) approve or recommend such Acquisition Proposal,
(y) cause the Company to enter into an agreement to consummate such Acquisition Proposal, or (z) terminate this Agreement pursuant to Section 7.1(b)(iv). Nothing contained in this Agreement shall prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders which, in the good faith judgment of the Board of Directors of the Company based on the advice of outside counsel, is required under applicable law. Notwithstanding anything contained in this Agreement to the contrary, any action by the Board of Directors of the Company permitted by this Section 5.9 shall not constitute a breach of this Agreement by the Company.

    Section 5.10. CERTAIN FEES. If (a) the Board of Directors of the Company takes any action described in clause (y) or (z) of Section 5.9 (other than entering into a confidentiality agreement), (b) Parent exercises its right to terminate this Agreement under Section 7.1(b)(iv) based on the Board of Directors having taken any action described in clause (w) or (x) of
Section 5.9, or (c) this Agreement is terminated by either Parent or the Company pursuant to Section 7.1(b)(i) and prior to the meeting referred to therein any person shall have publicly made, or shall have publicly announced an intention (whether or not conditional) to make, and shall not have withdrawn, a bona fide Acquisition Proposal, and within 12 months of termination, a transaction implementing an Acquisition Proposal with such person or an affiliate thereof shall have been consummated, the Company shall pay, within three business days of a demand by Parent, $7.5 million, payable in same-day funds, as liquidated damages and not as a penalty.

    Section 5.11. CONSENTS, APPROVALS AND FILINGS. (a) The Company and Parent shall cooperate with each other and will make (and cause their respective subsidiaries to make) all necessary filings, as promptly as practicable, including, without limitation, those required under the HSR Act, the Exchange Act, state securities laws and state insurance laws, in order to facilitate prompt consummation of the Merger and the other transactions contemplated by this Agreement. In addition, the Company, Parent and Subsidiary will each use their commercially reasonable efforts, and will cooperate fully with each other
(i) to comply as promptly as practicable with all governmental requirements applicable to the Merger and the other transactions contemplated by this Agreement and (ii) to obtain as promptly as practicable all necessary permits, orders or other consents, approvals or authorizations of Governmental Entities and consents or waivers of all third parties necessary in connection with the consummation of the Merger and the other transactions contemplated by this Agreement free from any conditions that, individually or in the aggregate, would be reasonably expected to have a Company Material Adverse Effect. Each of the Company, Parent and Subsidiary shall use its commercially reasonable efforts to provide such information and communications to Governmental Entities as such Governmental Entities may reasonably request.

    (b) Without limiting the generality of the foregoing, as soon as practicable after execution and delivery of this Agreement, Parent and the Company shall make all filings required under the HSR Act. Parent and the Company will each furnish all information as may be required by the Federal Trade Commission and the United States Department of Justice under the HSR Act in order that the requisite approvals for the Merger pursuant hereto, and the transactions contemplated hereby, be obtained or to cause any applicable waiting periods to expire.

    (c) Each of the parties shall provide to the other party copies of all applications or other communications in advance of filing or submission of such applications or communications to Governmental Entities in connection with this Agreement. Each of Parent and Subsidiary shall give to the Company prompt written notice if it receives any notice or other communication from any Insurance Regulator or any other regulatory authority in connection with the transactions contemplated by this Agreement, and, in the case of any such notice or communication which is in writing, shall promptly furnish the Company with a copy thereof. Each of Parent and Subsidiary shall give to the Company reasonable prior written notice of the time and place when any meetings may be held by it with Insurance Regulators or any other regulatory authority in connection with the transactions contemplated by this Agreement, and the Company shall have the right to have a representative or representatives present at any such meeting.

    (d) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; PROVIDED, HOWEVER, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

    Section 5.12. EMPLOYMENT AGREEMENTS. The parties acknowledge that concurrently with the execution of this Agreement, employment agreements have been entered into by Parent, the Company and each of the Designated Officers.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

    Section 6.1.  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

    (a) STOCKHOLDER APPROVAL. This Agreement and the Merger shall have been approved by the affirmative vote of the stockholders of the Company by the requisite vote in accordance with applicable law and the Company Certificate and the Company By-laws.

    (b) GOVERNMENTAL, REGULATORY CONSENTS. All filings required to be made prior to the Effective Time with, and all consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from, and expiry of all waiting periods imposed by, Governmental Entities, including, without limitation, those set forth in Sections 3.1(d) and 3.2(c), in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company, Parent and Subsidiary shall have been made or obtained free from any conditions that, individually or in the aggregate, would be reasonably expected to have a Company Material Adverse Effect.

    (c) HSR ACT. The waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have otherwise expired.

    (d) NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction and no statute, rule or regulation of any Governmental Entity preventing the consummation of the Merger or any of the other transactions contemplated hereby shall be in effect; PROVIDED, HOWEVER, that the party invoking this condition shall have used reasonable efforts to have any such order or injunction vacated.

    Section 6.2. CONDITIONS TO OBLIGATIONS OF PARENT AND SUBSIDIARY. The obligations of Parent and Subsidiary to effect the Merger are further subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty speaks as of an earlier date, in which event such representation and warranty shall be true and correct as of such date), in each case except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Company Material Adverse Effect" or similar qualification as to materiality set forth therein), would not, individually or in the aggregate, have a Company Material Adverse Effect, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to the effect set forth in this paragraph.

    (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

    Section 6.3. CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent and Subsidiary set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty speaks as of an earlier date, in which event such representation and warranty shall be true and correct as of such date), in each case except where failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Parent Material Adverse Effect" or similar qualification as to materiality set forth therein), would not, individually or in the aggregate, materially impair the ability of Parent or Subsidiary to consummate the Merger and the other transactions contemplated by this Agreement; and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to the effect set forth in this paragraph.

    (b) PERFORMANCE OF OBLIGATIONS OF PARENT AND SUBSIDIARY. Each of Parent and Subsidiary shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect.

    Section 6.4. FRUSTRATION OF CLOSING CONDITIONS. Neither Parent, Subsidiary nor the Company may rely on the failure of any condition set forth in Sections
6.1 through 6.3 to be satisfied if such failure was caused solely by such party's own failure to use commercially reasonable efforts to consummate the Merger and the transactions contemplated hereby, as required by and subject to
Section 5.4.

                                  ARTICLE VII
                       TERMINATION, AMENDMENT AND WAIVER

    Section 7.1. TERMINATION. This Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after the Stockholder
Approval:

    (a) by mutual written consent of Parent and the Company by action of their respective Board of Directors;

    (b) by either Parent or the Company:

        (i) if, upon a vote at a duly held Stockholders Meeting or any adjournment thereof, any required approval of the stockholders of the Company shall not have been obtained;

        (ii) if the Merger shall not have been consummated on March 31, 2001 whether such date is before or after the date of approval of the stockholders of the Company; PROVIDED, HOWEVER, that the termination date shall be automatically extended for up to an additional 90 days if on March 31, 2001 any of the consents of Governmental Entities described in Section 6.1(b) have not been obtained or waived and are being pursued diligently, in good faith and in accordance with Section 5.11 and all other conditions to the consummation of the Merger have been satisfied; and PROVIDED, FURTHER, that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to any party whose breach of any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or prior to such date;

        (iii) if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their commercially reasonable efforts to lift) permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; or

        (iv) if the Board of Directors of the Company shall have exercised any of its rights set forth in the second sentence of Section 5.9 of this Agreement;

    (c) by the Company if there is a breach by Parent or Subsidiary of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 6.3(a) or 6.3(b) to be incapable of being satisfied or if curable, is not cured within 20 business days after written notice of such breach is given by the Company to the party committing such breach; or

    (d) by Parent if there is a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement that cannot be cured and would cause a condition set forth in Section 6.2(a) or 6.2(b) to be incapable of being satisfied or if curable, is not cured within 20 business days after written notice of such breach is given by Parent to the party committing such breach.

    Section 7.2. EFFECT OF TERMINATION. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives) other than the last sentence of Section 5.3 and Sections 3.1(q), 3.2(g), 5.10 and 7.2 and Article VIII. Notwithstanding the foregoing, nothing contained in this section shall relieve any party from any liability resulting from any willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    Section 7.3. AMENDMENT. Subject to the applicable provisions of the DGCL, at any time prior to the Effective Time, the parties hereto may amend this Agreement; PROVIDED, HOWEVER, that after approval of the Merger by the stockholders of the Company, no amendment shall be made that by law requires the approval of the Company's stockholders without the approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

    Section 7.4. EXTENSION; WAIVER. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or
(c) subject to Section 7.3, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

    Section 7.5. PROCEDURE FOR TERMINATION, AMENDMENT, EXTENSION OR WAIVER. A termination of this Agreement pursuant to Section 7.1, an amendment of this Agreement pursuant to Section 7.3 or an extension or waiver pursuant to
Section 7.4 shall, in order to be effective, require in the case of Parent or the Company, action by its Board of Directors or the duly authorized designee of its Board of Directors.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

    Section 8.1. NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time, including but not limited to
Section 5.6.

    Section 8.2.  FEES AND EXPENSES.  Except as provided otherwise in
Section 5.10, whether or not the Merger is consummated, each party hereto shall pay its own fees and expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

    Section 8.3.  CERTAIN DEFINITIONS.  For purposes of this Agreement:

    (a) an "AFFILIATE" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

    (b) "PERMITTED LIEN" means the following: (i) any Lien existing on any real property, zoning restrictions, easements, rights-of-way and restrictions of the real property that do not materially diminish the value or use of such real property in the business of the Company or any of its subsidiaries; (ii) Liens for Taxes or other assessments or charges of Governmental Entities, including those that arise by operation of law, that are not yet delinquent or that are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by generally accepted accounting principals ("GAAP"); (iii) statutory Liens of landlords and lessors and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law and created in the ordinary course of business for amounts not yet overdue or which are being contested in good faith by appropriate proceedings, in each case, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP; (iv) leases or subleases heretofore disclosed to Parent; (v) pledges and deposits maintained in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations; (vi) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vii) securities deposited with insurance regulators, if any; and (viii) other Liens, which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company and its subsidiaries;

    (c) "PERSON" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity;

    (d) a "SUBSIDIARY" of any person means another person 50% or more of the total combined voting power of all classes of capital stock or other voting interests of which, or 50% of more of the equity securities of which, is owned directly or indirectly by such first person; and

    (e) "KNOWLEDGE" means, with respect to the Company, the actual knowledge of those persons listed in Section 8.3(e) of the Company Disclosure Schedule.

    (f) "CONTRACT" means any agreement, lease, license, contract, note, mortgage, indenture, franchise, permit, concession or arrangement.

    (g) "DESIGNATED OFFICERS" shall mean Philip P. Weber, James J. Bettini, Victoria M. Stanton and Timothy A. Walsh.

    Section 8.4. NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, by facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

           (a) if to Parent or Subsidiary, to
               American National Insurance Company
               One Moody Plaza
               Galveston, Texas 77550
               Attention: G. Richard Ferdinandtsen,
                        President and Chief Operating Officer
               Facsimile: (409) 766-6699
               with a copy to:
               Clifford Chance & Rogers Wells LLP
               200 Park Avenue, 50th Floor
               New York, New York 10166-0153
               Attention: Paul Meyer
               Facsimile: (212) 878-8375

           (b) if to the Company, to
               Farm Family Holdings, Inc.
               U.S. mail to:
               P.O. Box 656
               Albany, New York 12201-0656
               Attention: Victoria M. Stanton, Executive Vice President,
                        General Counsel and Secretary

               All other deliveries to:
               344 Route 9W
               Glenmont, New York 12077
               Attention: Victoria M. Stanton, Executive Vice President,
                        General Counsel and Secretary
               Facsimile: (518) 431-5999

               with a copy to:
               LeBoeuf, Lamb, Greene & MacRae, L.L.P.
               125 West 55th Street
               New York, NY 10019
               Attention: Alexander M. Dye
               Facsimile: (212) 424-8500

    Section 8.5. INTERPRETATION. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

    Section 8.6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

    Section 8.7. ENTIRE AGREEMENT; NO OTHER REPRESENTATIONS; THIRD-PARTY BENEFICIARIES. This Agreement (including any exhibits hereto), the Company Disclosure Schedule, Parent Disclosure Schedule and the Confidentiality Agreement constitute the entire agreement, and supersede all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter of this Agreement. Parent and Subsidiary acknowledge that neither the Company nor any affiliate or officer, director, employee, representative or advisor of any of them makes or has made any representation or warranty, express or implied, to Parent or Subsidiary except as specifically made in this Agreement or in any certificate delivered hereto. This Agreement is not intended to confer upon any person other than the parties hereto and the third party beneficiaries referred to in the following sentence any rights or remedies. The parties hereto expressly intend the provisions of Sections 2.4 and 5.6 to confer a benefit upon and be enforceable by, as third party beneficiaries of this Agreement, the third persons referred to in, or intended to be benefited by, such provisions.

    Section 8.8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

    Section 8.9. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

    Section 8.10. ENFORCEMENT AND CONSENT TO JURISDICTION. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or any state court sitting in the New York County, New York (any such federal or state court, a "NEW YORK COURT"), in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any New York Court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and
(b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such New York Court.

    Section 8.11. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or unenforceable by any rule of law, or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

    IN WITNESS WHEREOF, Parent, Subsidiary and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                                       AMERICAN NATIONAL INSURANCE COMPANY

                                                       By:  /s/ G. RICHARD FERDINANDTSEN
                                                            -----------------------------------------
                                                            Name: G. Richard Ferdinandtsen
                                                            Title:  President and Chief Operating
                                                            Officer

                                                       AMERICAN NATIONAL ACQUISITION COMPANY

                                                       By:  /s/ GREGORY V. OSTERGREN
                                                            -----------------------------------------
                                                            Name: Gregory V. Ostergren
                                                            Title:  Chairman and President

                                                       FARM FAMILY HOLDINGS, INC.

                                                       By:  /s/ PHILIP P. WEBER
                                                            -----------------------------------------
                                                            Name: Philip P. Weber
                                                            Title:  President and Chief Executive
                                                            Officer

                                                                         ANNEX B


                       [Letterhead of Fox-Pitt, Kelton Inc.]



January 10, 2001


The Board of Directors
Farm Family Holdings, Inc.
P.O. Box 656
Albany, NY 12201-0656


Fox-Pitt, Kelton Inc. ("Fox-Pitt, Kelton") understands that Farm Family Holdings Inc. ("Farm Family"), American National Insurance Company ("ANICO") and American National Acquisition Company ("Merger Sub") have entered into an Agreement and Plan of Merger dated as of October 31, 2000 (the "Merger Agreement"), which provides, among other things, for the merger of Merger Sub with and into Farm Family (the "Merger"). Pursuant to the Merger Agreement, among other things: (i) each issued and outstanding share of Common Stock (par value $0.01) of Farm Family ("Farm Family Common Stock") shall be canceled, extinguished and converted automatically into the right to receive $44.00 per share in cash (the "Consideration"); and (ii) each issued and outstanding share of Preferred Stock, Series A (par value $0.01) ("Farm Family Preferred Stock") shall be canceled, extinguished and converted automatically into the right to receive $35.72 per share plus accrued and unpaid dividends thereon in cash. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.


You have requested the opinion of Fox-Pitt, Kelton as to whether the Consideration is fair, from a financial point of view, to the holders of Farm Family Common Stock. In arriving at the opinion set forth below, Fox-Pitt, Kelton has, among other things:

a) reviewed and analyzed certain publicly available financial statements for Farm Family;

b) analyzed certain internal financial statements, including financial projections, and other financial and operating data prepared by the management of Farm Family;

c) discussed the past, present and future operations, financial condition and prospects of Farm Family with the management of Farm Family;

d) reviewed the stock price performance and trading activity of Farm Family Common Stock;

e) compared the financial performance and condition of Farm Family with that of certain other comparable publicly traded companies;

f) reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions comparable, in whole or in part, to the Merger;

g)  reviewed the Merger Agreement;

h) analyzed the consideration proposed to be paid by ANICO for the Farm Family Preferred Stock in exchange for interests therein; and

i)  performed such other analyses as we have deemed appropriate.

Fox-Pitt, Kelton has assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information it has reviewed for the purposes of providing this opinion, and has not assumed any responsibility for independent verification of such information. Fox-Pitt, Kelton has not assumed any responsibility for any independent valuation or appraisal of the assets and liabilities of Farm Family and has not been furnished with any such valuation or appraisal.


With respect to the financial projections, Fox-Pitt, Kelton has assumed that they have been reasonably prepared by the management of Farm Family on bases reflecting the best currently available estimates and judgments of the future financial performance of Farm Family. Fox-Pitt, Kelton expresses no view as to such projections or the assumptions on which they are based. Fox-Pitt, Kelton has assumed that the Merger described in the Merger Agreement will be consummated on the terms set forth therein without material waiver or modification. Fox-Pitt, Kelton's opinion is necessarily based upon economic, market and other conditions as they exist and can be evaluated on January 10, 2001.


In the normal course of its investment banking business, Fox-Pitt, Kelton is regularly engaged in the valuation of the securities of insurance companies in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of insurance companies, Fox-Pitt, Kelton has experience in, and knowledge of, the valuation of such enterprises.

In the normal course of its business, Fox-Pitt, Kelton may trade equity securities of ANICO and Farm Family for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. We have acted as financial advisor to Farm Family in connection with the Merger, have received a fee in connection with our engagement and will receive an additional fee upon the closing of the Merger.

It is understood that this letter is solely for the information of the Board of Directors of Farm Family and is not intended to confer any rights or remedies upon any other entity or persons, and may not be used for any other purpose without our prior written consent, except for inclusion in a proxy or information statement related to the Merger that we have had an opportunity to review. This opinion does not constitute a recommendation to any shareholder of Farm Family as to how such shareholder should vote on the Merger.

Based upon and subject to the foregoing, Fox-Pitt, Kelton is of the opinion that the Consideration is fair, from a financial point of view, to the holders of Farm Family Common Stock.


Very truly yours,
/s/ Fox-Pitt, Kelton Inc.
FOX-PITT, KELTON INC.

                                                                         ANNEX C

                        DELAWARE GENERAL CORPORATION LAW

SECTION 262. APPRAISAL RIGHTS.

    (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

    (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257,
Section 258, Section 263 or Section 264 of this title:

        (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

        (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to SectionSection 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

           a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

           d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

        (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

    (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections
(d) and (e) of this section, shall apply as nearly as is practicable.

    (d) Appraisal rights shall be perfected as follows:

        (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

        (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

    (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

    (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

    (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

    (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

    (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

    (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

    (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

    (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Farm Family Holdings, Inc.

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Farm Family Holdings, Inc. and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Albany, New York
February 11, 2000

      REPORT OF INDEPENDENT ACCOUNTANTS ON FINANCIAL STATEMENT SCHEDULES



To the Board of Directors
of Farm Family Holdings, Inc.


Our audits of the consolidated financial statements referred to in our report dated February 11, 2000, appearing in the 1999 Annual Report to Shareholders of Farm Family Holdings, Inc. and Subsidiaries (which report and consolidated financial statements are incorporated by reference in this Annual Report on Form 10-K) also included an audit of the financial statement schedules listed in Item 14(a)(2) of this Form 10-K. In our opinion, these financial statement schedules present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.


/s/ PricewaterhouseCoopers LLP

Albany, New York
February 11, 2000

                              [FORM OF PROXY CARD]

                           FARM FAMILY HOLDINGS, INC.
                                  344 ROUTE 9W
                            GLENMONT, NEW YORK 12077

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           FARM FAMILY HOLDINGS, INC.

                                   PROXY CARD

     The person(s) signing the front of this Proxy Card hereby appoint(s) Clark
W. Hinsdale III, Stephen J. George and Victoria M. Stanton, or any of them, lawful attorneys-in-fact and proxies with full power of substitution in each of them and hereby authorize(s) them to represent and vote, as designated on the reverse side hereof, all shares of Common Stock, par value $.01 per share, and Preferred Stock, Series A, par value $.01 per share, of Farm Family Holdings, Inc. standing in the name of said person(s) with all powers said person(s) would possess if present at the special meeting of stockholders of Farm
Family Holdings, Inc. to be held on February 27, 2001 at 10:00 a.m., local time, at the corporate headquarters of Farm Family Holdings, Inc. at 344
Route 9W, Glenmont, New York, or any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business (including any business of which the board of directors of Farm Family Holdings, Inc. was not aware within a reasonable time before the solicitation) as may properly come before the special meeting or any adjournment(s) or postponement(s) thereof.

         THIS PROXY, PROPERLY EXECUTED AND            FARM FAMILY HOLDINGS, INC.
RETURNED, WILL BE VOTED AS DIRECTED ON THIS           P.O. BOX 11098
CARD BY THE PERSONS DESIGNATED AS PROXIES             NEW YORK, N.Y. 10203-0098
ABOVE. IF NO SPECIFIC DIRECTIONS ARE GIVEN,
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

(Continued, and to be dated and signed on reverse side.)

     If you have questions about the merger or how to submit your proxy, please contact the firm assisting us in the solicitation of proxies:

                                   GEORGESON
                                  SHAREHOLDER
                               COMMUNICATIONS INC.

                            TOLL-FREE: 1-800-223-2064


                              DETACH PROXY CARD HERE
-------------------------------------------------------------------------------


       [       ]


THE BOARD OF DIRECTORS OF FARM FAMILY HOLDINGS, INC.
UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING
PROPOSAL:

      1. To adopt the Agreement
and Plan of Merger, dated as of
October 31, 2000, among American
National Insurance Company,
American National Acquisition
Company and Farm Family
Holdings, Inc., as described in
the accompanying proxy statement.

FOR [ ]    AGAINST   [ ]  ABSTAIN   [ ]                                        I plan to attend
                                                                               the special meeting. [ ]

                                                                               CHANGE OF ADDRESS
                                                                               AND/OR COMMENTS
                                                                               MARK HERE            [ ]

In their discretion, the proxies are authorized to           Please sign exactly as your name(s)
vote upon such other business as may properly come           appear(s) to the left. (Joint owners
before the special meeting or any adjournment(s) or          should each sign.) When signing as an
postponement(s) thereof.                                     attorney, executor, administrator,
                                                             trustee, guardian or corporate officer,
                                                             please give your full title as such.

                                                             Dated: _____________________________, 2001


                                                             ------------------------------------------
                                                                              Signature

                                                             ------------------------------------------
                                                              (Additional signature(s) if held jointly)


PLEASE MARK, SIGN AND DATE ON THIS SIDE OF THIS              VOTES MUST BE INDICATED  [X]
PROXY CARD AND RETURN IT IN THE POSTAGE-PAID                 (X) IN BLACK OR BLUE INK.
ENVELOPE PROVIDED.